As filed with the SEC on April 24, 2002
Registration No. 33-54924
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 11	[ X ]
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940	[ X ]
Amendment No. 13
EMPIRE FIDELITY INVESTMENTS VARIABLE ANNUITY ACCOUNT A
(Exact name of registrant)
EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(name of depositor)
One World Financial Center
New York, New York 10281
(Address of depositor's principal executive offices)
Depositor's telephone number: 1-800-544-8888
____________________________________________
RODNEY R. ROHDA
Chairman
Empire Fidelity Investments Life Insurance Company
One World Financial Center
New York, New York 10281
(Name and address of agent for service)
_________________________________________
Copy to:
MICHAEL BERENSON
MORGAN, LEWIS & BOCKIUS LLP
1800 M Street, NW
Washington, D.C. 20036
_________________________________________

Individual Variable Annuity Contracts -- Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite number of securities. Registrant's Rule 24f-2 Notice for the fiscal year ending December 31, 2001 was filed March 28, 2002.

It is proposed that this filing will become effective (check appropriate space):
immediately upon filing pursuant to paragraph (b) of rule 485
X on _April 30, 2002, pursuant to paragraph (b) (1) (iii) of rule 485
60 days after filing pursuant to paragraph (a) (1) of rule 485 on _______, pursuant to paragraph (a) (1) of rule 485
75 days after filing pursuant to paragraph (a) (2) of rule 485 on , pursuant to paragraph (a) (2) of rule 485
Page _ of _
Exhibit Index Appears on Page __

CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-4

Part A
Item N-4 Item			Heading in Prospectus.
Item 1.	Cover Page		Cover Page
Item 2.	Definitions		Glossary
Item 3.	Synopsis or Highlights		Summary of the Contract
Item 4.	Condensed Financial Information		Not Applicable
Item 5.	General Description of Registrant, Depositor,		Facts About EFILI,
	and The Portfolio Companies		The Variable Account, and the Funds
	(a)	Depositor	EFILI
	(b)	Registrant	The Variable Account
	(c)	Portfolio Company	The Funds
	(d)	The Funds	The Funds
	(e)	Voting	Voting Rights
	(f)	Administrator	Charges
Item 6.	Deductions and Expenses		Charges
	a)	Deductions	Charges; Premium Taxes
	b)	Sales Load	Not applicable
	c)	Special purchase plans	Not applicable
	d)	Commissions	Selling the Contracts
	e)	Registrant's expenses	Charges
	f)	Portfolio company deductions and expenses	The Funds
	g)	Organizational expenses	Not applicable
Item 7.	General Description of Variable Annuity Contracts
	a)	Rights	Summary of the Contract;
Investments Allocation of Your
Purchase Payment; Death Benefit;
Facts About the Contract; Types of
Annuity Income Options; Voting
Rights; Other Contract Provisions
	b)	Provisions and limitations	Investment Allocation of Your
Purchase Payment; Free Look
Privilege
	c)	Changes in contracts or operations	Changes in Investment Options
	d)	Contract owner inquiries	Cover Page
Item 8.	Annuity Period
	a)	Level of benefits	Fixed, Variable or Combination
Annuity Income; Types of Annuity
Income Options
	b)	Annuity commencement date	Annuity Income Dates
	c)	Annuity payments	Types of Annuity Income Options
	d)	Assumed investment return	Fixed, Variable or Combination
Annuity Income
	e)	Minimums	Cover Page, Summary of the
Contract
	f)	Rights to change options or transfer contract	Investment Allocation of Your
		value	Purchase Payment
Item 9.	Death Benefit
	a)	Death benefit Calculation	Death Benefit
	b)	Forms of benefits	Death Benefit; Types of Annuity
Options; Fixed, Variable, or
Combination Annuity Income
Item 10.	Purchases and Contract Values
	a)	Procedures for purchases	Purchase of a Contract
	b)	Accumulation unit value	Not applicable
	c)	Calculation of accumulation unit value	Not applicable
	d)	Principal underwriter	Selling the Contracts
Item 11.	Redemptions
	a)	Redemptions procedures	Not applicable
	b)	Texas Optional Retirement Program	Not Applicable
	c)	Delay	Postponement of Benefits
	d)	Lapse	Not Applicable
	e)	Revocation rights	Free Look Privilege
Item 12.	Taxes
	a)	Tax Consequences	Tax Considerations
	b)	Qualified plans	Tax Considerations
	c)	Impact of taxes	Tax Considerations
Item 13.	Legal Proceedings		Litigation
Item 14.	Table of Contents for Statement of		Table of Contents for Statement of
	Additional Information		Additional Information
Part B
Item N-4 Item			Heading in Statement of Additional
Information.
Item 15.	Cover Page		Cover Page
Item 16.	Table of Contents		Table of Contents
Item 17.	General Information and History
	a)	Name Change	Not Applicable
	b)	Attributions of Assets	Not Applicable
	c)	Control of Depositor	EFILI (Prospectus)
Item 18.	Services
	a)	Fees, expenses and costs	Fee Table (prospectus); Charges
(prospectus); The Funds (prospectus)
	b)	Management - related services	Service Agreements
	c)	Custodian and independent public accountant	Independent Accountants
	d)	Other custodianship	Safekeeping of Variable Account
Assets
	e)	Administrative servicing agent	Not applicable
	f)	Depositor as principal Underwriter	Not Applicable
Item 19.	Purchase of Securities Being Offered
	a)	Manner of Offering	Distribution of the Contracts; Selling
the Contracts; (prospectus)
	b)	Sales Load	Not applicable
Item 20.	Underwriters
	a)	Depositor or affiliate as principal underwriter	Selling the Contracts (prospectus)
	b)	Continuous Offering	Distribution of Contracts
	c)	Underwriting commissions	Not Applicable
	d)	Payments to underwriter	Not Applicable
Item 21.	Calculation of Performance Data		Performance
Item 22.	Annuity Payments		Fixed, Variable or Combination
Annuity Income
Item 23.	Financial Statements
	(a)	Registrant	Financial Statements
	(b)	Depositor	Financial Statements

Prospectus

Income Advantage

Introduction

This prospectus describes a single premium variable income annuity contract (the "Contract") offered by Empire Fidelity Investments Life Insurance Company ("EFILI," "we," or "us"), the insurance company that is part of the group of financial service companies known as Fidelity Investments.

There are two types of Contracts. You may purchase:

(1) a "Non-qualified Contract" with money from any source; and

(2) a "Qualified Contract" that is an Individual Retirement Annuity with contributions rolled-over from tax-qualified plans such as 403(b) plans, 401(k) plans, or IRAs.

The Contract provides you (the "Annuitant") with the opportunity to receive annuity income for life at regular intervals (the "Annuity Income Dates"). You choose the first Annuity Income Date, which may be up to one year from the day we issue the Contract (the "Contract Date"), and whether you want the Annuity Income Dates to be monthly, quarterly, semi-annual, or annual. Annuity income can be for your lifetime, or for your lifetime and the lifetime of a second person you name (the "Joint Annuitant").

You may choose a guaranteed minimum number of years of annuity income. Or, if you have a Qualified Contract, you may choose a Contract which permits you to withdraw part or all of the Withdrawal Value of your Contract. Withdrawals are only available for allocations to variable annuity income. Withdrawals may result in a reduction or elimination of future annuity income. A Contract with a Withdrawal Option will provide slightly less annuity income than an otherwise identical Contract that does not permit withdrawals.

You purchase a Contract with a single payment (the "Purchase Payment"). You may not make additional purchase payments. The minimum Purchase Payment for a Contract is generally $25,000.

For a Non-qualified Contract, the portion of annuity income that is considered a return of the Purchase Payment will generally be non-taxable, and the portion of annuity income that is considered a distribution of earnings will generally be taxable. For Qualified Contracts the entire amount of annuity income each year will generally be taxable. For a more detailed discussion of the tax treatment of annuity income, see Tax Considerations on page <Click Here>.

Investment Options

You allocate your Purchase Payment between fixed and variable annuity income. You may choose all fixed annuity income, all variable annuity income, or a combination of the two.

If you allocate all or a portion to variable annuity income, you may choose one or more of thirty-five available Subaccounts of the Empire Fidelity Investments Variable Annuity Account A (the "Variable Account"). Amounts allocated to the Subaccounts will result in annuity income that varies in amount according to the investment results of the Subaccounts. The variable Subaccounts invest in the mutual fund portfolios ("Portfolios") of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, and Variable Insurance Products Fund IV (the "Fidelity Funds"). Fidelity Management & Research Company ("FMR") manages the Fidelity Funds.

The variable Subaccounts also invest in mutual fund portfolios managed by Morgan Stanley Asset Management ("Morgan Stanley"), Pilgrim Baxter & Associates, Ltd. or Pilgrim Baxter Value Investors, Inc. ("PBHG"), Strong Capital Management, Inc. ("Strong") and Credit Suisse Asset Management, LLC for the Credit Suisse Warburg Pincus Trust Portfolios ("Credit Suisse") ("Other Funds").

All mutual fund portfolios available in this prospectus are collectively known as the "Funds." We may add additional Subaccounts and portfolios in the future.

Legal Information

This prospectus provides information that you should know before purchasing a Contract. We have filed additional information about the Contract and the Variable Account with the U.S. Securities and Exchange Commission in a Statement of Additional Information dated April 30, 2002. The Statement of Additional Information is incorporated by reference in this prospectus and is available without charge by calling EFILI at 1-800-544-2442 or by accessing the SEC Internet website at (http://www.sec.gov). The table of contents of the Statement of Additional Information appears on page <Click Here>.

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Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus and keep it for future reference. It is not valid unless accompanied by either the current prospectus for the Money Market Investment Option or the prospectuses for all the investment options available in the Contract.

The Contract is not available in all states. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

FOR FURTHER INFORMATION CALL EMPIRE FIDELITY INVESTMENTS LIFE

Nationally	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	1-800-544-2442

Date: April 30, 2002

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Prospectus Contents

Glossary	<Click Here>
Summary of the Contract	<Click Here>
Facts About EFILI, the Variable Account and the Funds
EFILI	<Click Here>
The Variable Account	<Click Here>
The Funds	<Click Here>
Facts About the Contract
Purchase of a Contract	<Click Here>
Free Look Privilege	<Click Here>
Investment Allocation of Your Purchase Payment	<Click Here>
Trading Among Variable Subaccounts	<Click Here>
Charges	<Click Here>
Certain Portfolios Impose a Short-Term Redemption Fee	<Click Here>
Annuity Income Dates	<Click Here>
Signature Guarantee	<Click Here>
Death Benefit	<Click Here>
Fixed, Variable or Combination Annuity Income	<Click Here>
Benchmark Rate of Return	<Click Here>
Types of Annuity Income Options	<Click Here>
Annuity Income Including Withdrawal Options	<Click Here>
Guarantee Period	<Click Here>
Withdrawal Provisions	<Click Here>
Reports	<Click Here>
More About the Contract
Tax Considerations	<Click Here>
Other Contract Provisions	<Click Here>
Selling the Contracts	<Click Here>
Postponement of Benefits	<Click Here>
More About the Variable Account and the Funds
Changes in Investment Options	<Click Here>
Total Return for a Subaccount	<Click Here>
Voting Rights	<Click Here>
Resolving Material Conflicts	<Click Here>
Performance	<Click Here>
Litigation	<Click Here>
Appendix - Illustrations of Values	<Click Here>
Table of Contents of the Statement of Additional Information	<Click Here>

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Glossary

Annuitant - You are the Annuitant. You receive lifetime income. For Qualified Contracts all annuity income must be received only by you during your lifetime. Either you or the Joint Annuitant generally must be no older than 85 years of age on the Contract Date. To choose the Withdrawal Option, either you or the Joint Annuitant must be no more than 80 years old. You must also be an Owner.

Annuity Income Dates - The dates we determine the amount of annuity income. If the New York Stock Exchange is closed on an Annuity Income Date, we will determine the amount of annuity income on the next day it is open. You choose whether you want Annuity Income Dates to be monthly, quarterly, semi-annual or annual.

Annuity Income Unit - A unit of measure used to calculate the amount of variable annuity income.

Benchmark Rate of Return - The return that is assumed in the calculation of each amount of variable annuity income. The Benchmark Rate of Return applies only to the variable income portion of the Contract and the following description assumes you make no withdrawals.

The estimated first annuity income amount is calculated assuming that the Investment Options will earn the Benchmark Rate of Return you choose. If the annualized Total Return (performance after all expenses) of the Investment Options you choose matches the benchmark, annuity income will stay constant. If the Total Return exceeds the benchmark, annuity income will increase. If the Total Return falls below the benchmark, annuity income will decrease.

If you choose a higher benchmark, annuity income will start at a higher amount but you will need better investment performance in order to keep annuity income from declining.

You will be able to choose a Benchmark Rate of Return of 3.5% or 5.0%. We may make other rates available, as permitted by state law.

Beneficiary(ies) - The person(s) who may receive certain benefits under this Contract when there is no longer a living Annuitant or Joint Annuitant.

Code - The Internal Revenue Code of 1986, as amended.

Contract - A Contract designed to provide you and the Joint Annuitant (if any) with annuity income for your life (or lives) beginning with the first Annuity Income Date.

Contract Date - The date your Contract becomes effective. This will be stated in your Contract.

Funds - Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, and Other Funds available in the Contract.

Guarantee Period - The minimum period of time that income is guaranteed to you or your heirs. If the Annuitant(s) die prior to the end of the Guarantee Period, your beneficiary will continue to receive income for the remainder of the Guarantee Period (or can choose a commuted value as a lump sum benefit). Guarantee Periods available range from 5 - 45 years.

Investment Options - The Subaccounts.

IRA - Refers generally to both an Individual Retirement Account and an Individual Retirement Annuity as defined in Sections 408(a) and (b), respectively, of the Code. When it is used to refer to a Qualified Contract, it means a Contract that qualifies as an Individual Retirement Annuity as defined in Section 408(b) of the Code.

Joint Annuitant - The Joint Annuitant (if any), receives lifetime annuity income. However, for Qualified Contracts all annuity income must be received only by the Annuitant during the Annuitant's lifetime. Either the Annuitant or the Joint Annuitant generally must be no older than 85 years of age on the Contract Date. For Non-qualified Contracts the Joint Annuitant may, but need not be, an Owner. For Qualified Contracts the Joint Annuitant may not be an Owner.

Net Investment Factor - An index used to measure the investment performance of an Investment Option from one Valuation Period to the next. The Net Investment Factor can be greater or less than one. The Net Investment Factor for each Investment Option for a Valuation Period is determined by adding (a) and (b), subtracting (c) and then dividing the result by (a) where: (a) is the value of the assets at the end of the preceding Valuation Period; (b) is the investment income and capital gains, realized or unrealized, credited during the current Valuation Period; and (c) is the sum of: (1) the capital losses, realized or unrealized, charged during the current Valuation Period plus any amount charged or set aside for taxes during the current Valuation Period; PLUS (2) the deduction from the Investment Option during the current Valuation Period representing the daily charge equivalent to an effective annual rate of not more than 1%.

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Non-qualified Contract - A Contract other than a Qualified Contract. This type of Contract may be purchased with money from any source.

Owner(s) - The person(s) who have certain rights under the Contract. You (the Annuitant) must be an Owner. If there is a Joint Annuitant, he or she may also be an Owner (except for a Qualified Contract, where only one Owner is permitted). The Joint Annuitant is never required to be an Owner. Only you and the Joint Annuitant (if any), may ever be Owners.

Portfolio - An investment portfolio of a Fund.

Qualified Contract - A Contract that qualifies as an Individual Retirement Annuity under Section 408(b) of the Code.

Subaccount - A division of the Variable Account, the assets of which are invested in the shares of the corresponding portfolio of the Funds available in the Contract.

Total Return - Used to measure the investment performance of an Investment Option, after all expenses.

Trading among Variable Subaccounts - Transfers of amounts among the investment options.

Valuation Period - The period of time from the time Annuity Income Unit values are calculated to the next time such values are calculated. These calculations are made as of the close of business (normally 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open for trading.

Variable Account - Empire Fidelity Investments Variable Annuity Account A.

Withdrawal (Liquidity) Period - Period of time you can take money out of your annuity. The initial Withdrawal Period will be equal to the life expectancy of the Annuitant(s). The life expectancy is in whole numbers and is determined by IRS guidelines. If no withdrawals are made from your annuity, the Withdrawal Period will operate as a Guarantee Period. The length of the Withdrawal Period may shorten if a withdrawal is made five or more years after your first income annuity date. Withdrawals are only available for allocations to variable annuity income.

Withdrawal Value - The total amount you can take out of your annuity during the Withdrawal Period is known as your Withdrawal Value. The Withdrawal Value is only available for allocations to variable annuity income.

You - The Annuitant. The Annuitant is always an Owner.

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Summary of the Contract

Purpose

This variable annuity provides periodic annuity income for your life, or for your life and the life of a Joint Annuitant unless you choose to surrender the Contract, if allowed. You may select from a number of annuity income options. You may also choose a guaranteed minimum number of years of annuity income or, if you have a Qualified Contract, you may choose a Withdrawal option. See Types of Annuity Income Options on page <Click Here> and Annuity Income Including Withdrawal Options on page <Click Here>. You may choose annuity income that is entirely fixed, entirely variable, or a combination of fixed and variable. See Fixed, Variable or Combination Annuity Income on page <Click Here>.

Annuity Income

We guarantee to provide annuity income for each Annuity Income Date for your lifetime and for the lifetime of the Joint Annuitant, if any (unless you choose to surrender the Contract, if allowed). We guarantee the amount of fixed annuity income on each Annuity Income Date, but we do not guarantee the amount of any variable annuity income. Neither do we guarantee any minimum number of Annuity Income Dates, unless you choose an option that provides for such a guarantee.

Under the Contract, we will distribute lifetime annuity income to you, or to you and the Joint Annuitant. The federal income tax laws have a special requirement for Qualified that have a Joint Annuitant. For these Contracts, during your lifetime annuity income can be payable only to you.

You are an Owner of the Contract. The Joint Annuitant will also be an Owner if so named on the application, except that for Qualified Contracts and you must be the only Owner.

Purchase of Contract

You purchase the Contract with a single Purchase Payment. The minimum Purchase Payment is generally $25,000. EFILI reserves the right to reject Purchase Payments in excess of limits it establishes from time to time.

There are two types of Contracts. You may purchase a Non-qualified Contract with money from any source. In addition, you may purchase a Qualified Contract that is an Individual Retirement Annuity with contributions rolled-over from tax-qualified plans such as 403(b) plans, 401(k) plans, or IRAs.

Investment Options

You allocate your Purchase Payment between variable and fixed annuity income on your application. This allocation may not be changed. The amount of variable annuity income will fluctuate from one Annuity Income Date to the next according to the investment results of the Investment Options you select.

There are currently thirty-five variable Subaccounts available as Investment Options.

  Five Subaccounts invest in shares of one of the mutual fund portfolios of Fidelity Variable Insurance Products Fund. The Variable Insurance Products Fund currently offers Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio.
  Five Subaccounts invest in shares of one of the mutual fund portfolios of Fidelity Variable Insurance Products Fund II. The Variable Insurance Products Fund II currently offers Investment Grade Bond Portfolio, Asset Manager Portfolio, Index 500 Portfolio, Asset Manager: Growth Portfolio, and Contrafund Portfolio.
  Four Subaccounts invest in shares of one of the mutual fund portfolios of Fidelity Variable Insurance Products Fund III. The Variable Insurance Products Fund III currently offers Growth & Income Portfolio, Balanced Portfolio, Growth Opportunities Portfolio and Mid Cap Portfolio.
  Seven Subaccounts invest in shares of one of the mutual fund portfolios of Fidelity Variable Insurance Products Fund IV. The Variable Insurance Products Fund IV currently offers Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio and Telecommunications & Utilities Growth Portfolio.
  The remaining Subaccounts invest in shares of one of the mutual fund portfolios of Morgan Stanley Dean Witter, PBHG, Strong, or Credit Suisse.

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Free Look Period

The portion of your Purchase Payment allocated to variable annuity income will be placed in the Money Market Investment Option during the Money Market Period, and you may currently reallocate among the variable Investment Options at any time after the end of the Money Market Period.

You may return the Contract for a refund during the free look period. See Free Look Privilege on page <Click Here>. ONCE THE FREE LOOK PERIOD EXPIRES, YOU CANNOT RETURN THE CONTRACT FOR A REFUND. If neither you nor the Joint Annuitant survives to the first Annuity Income Date, the Contract will be canceled and we will make a refund equal to your Purchase Payment to your Beneficiary or Beneficiaries. See Death Benefit on page <Click Here>.

Important

We intend this summary to provide only an overview of the more significant aspects of the Contract. You will find more detailed information in the rest of this prospectus and in the Contract. The Contract constitutes the entire agreement between you and EFILI and should be retained.

FEE TABLE

This information may assist you in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. It reflects expenses of the Variable Account as well as the Portfolios. The tables below do not reflect any deductions for taxes. Any applicable premium taxes are deducted from a Contract on the Contract Date. See Charges on page <Click Here> for additional information.

CONTRACT EXPENSES

NONE

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of Portfolio average net assets)
Mortality and Expense Risk Charge	0.75%
Account Fees and Expenses:
Administrative Charge	0.25%
Total Separate Account Annual Expenses	1.00%

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PORTFOLIO ANNUAL EXPENSES

(as a percentage of Portfolio average net assets)

	Management Fees	Other Expenses	Total Annual Expenses (before reimbursement)
FidelityA
Asset Manager	0.53%	0.08%	0.61%
Money Market	0.27%	0.08%	0.35%
Investment Grade Bond	0.43%	0.11%	0.54%
High Income	0.58%	0.10%	0.68%
Equity-Income	0.48%	0.08%	0.56%
Index 500	0.24%	0.09%	0.33%B
Growth	0.57%	0.08%	0.65%
Overseas	0.72%	0.17%	0.89%
Asset Manager: Growth	0.58%	0.11%	0.69%
Contrafund	0.57%	0.09%	0.66%
Growth Opportunities	0.58%	0.10%	0.68%
Balanced	0.43%	0.15%	0.58%
Growth & Income	0.48%	0.10%	0.58%
Mid Cap	0.57%	0.17%	0.74%
Consumer Industries	--	--	--***
Cyclical Industries	--	--	--***
Financial Services	--	--	--***
Health Care	--	--	--***
Natural Resources	--	--	--***
Technology	--	--	--***
Telecommunications & Utilities	--	--	--***
Morgan Stanley Asset Management
Emerging Markets Debt	0.80%	0.81%	1.61%C
Emerging Markets Equity	1.25%	0.71%	1.96%C
Global Equity	0.80%	0.63%	1.43%C
International Magnum	0.80%	0.68%	1.48%C
PBHG
Select 20	0.85%	0.17%	1.02%D
Growth II	0.85%	0.20%	1.05%D
Select Value	0.65%	0.32%	0.97%D
Small Cap Value	0.99%	0.22%	1.21%D
Technology & Communications	0.85%	0.19%	1.04%D
Strong
Mid Cap Growth Fund II	1.00%	0.16%	1.16%E
Opportunity Fund II	1.00%	0.18%	1.18%E
Warburg Pincus[1]
International Focus[2]	1.00%	0.31%	1.31%F
Global Post-Venture Capital[3]	1.25%	0.28%	1.53%F
Small Cap Growth[4]	0.90%	0.23%	1.13%F

1 Formerly known as Credit Suisse Asset Management/Warburg Pincus Funds

2 Formerly known as CS Warburg Pincus International Equity

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3 Formerly known as CS Warburg Pincus Global Post-Venture Capital

4 Formerly known as CS Warburg Pincus Small Company Growth

*** Certain Portfolios impose a 1.00% short-term redemption fee for interests held in the corresponding Subaccount for less than 60 days. For more details about the fee, please see "Certain Portfolios Impose a Short-Term Redemption Fee" on page <Click Here>. FMR has voluntarily agreed to reimburse each fund to the extent that total operating expenses (excluding interests, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.50%. These arrangements may be discontinued by FMR at any time.

A A portion of the brokerage commissions that certain Fidelity Funds pay was used to reduce Fund expenses. In addition, certain Fidelity Funds, or FMR on behalf of certain Funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of Fund expenses. With these reductions, the total operating expenses presented in the table would be 0.55% for Equity-Income Portfolio, 0.64% for Growth Portfolio, 0.87% for Overseas Portfolio, 0.71% for Asset Manager Portfolio, 0.63% for Contrafund Portfolio, 0.68% for Asset Manager: Growth Portfolio, 0.66% for Growth Opportunities Portfolio, 0.56% for Balanced Portfolio, 0.57% for Growth and Income Portfolio, and 0.69% for Mid Cap Portfolio.

B FMR agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. With this reimbursement, the Fund's management fee, other expenses, and total expenses would be 0.24%, 0.04% and 0.28%, respectively.

C Morgan Stanley Asset Management, with respect to the Portfolios, has voluntarily agreed to waive receipt of its management fees and agreed to reimburse certain expenses of the Portfolio. Morgan Stanley Asset Management may terminate this voluntary waiver and reimbursement at any time at its sole discretion. With waivers and reimbursements, "Management Fees," "Other Expenses" and "Total Annual Expenses," respectively, would be as follows: Emerging Markets Debt Portfolio (0.59%, 0.81%, 1.40%); Emerging Markets Equity Portfolio (1.09%, 0.71%, 1.80%); Global Equity Portfolio (0.52%, 0.63%, 1.15%); International Magnum Portfolio (0.50%, 0.68%, 1.18%).

D Pilgrim Baxter & Associates, Ltd. (the "Adviser") has voluntarily agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit Total Operating Expenses of the Portfolios to not more than 1.05% of the average daily net assets of the Growth II Portfolio, 1.20% of Small Cap Value Portfolio, 1.04% of Technology & Communications Portfolio, 1.02% of Select 20 Portfolio and 0.97% of the Select Value Portfolio, through December 31, 2000. In addition, in connection with Old Mutual plc's acquisition of the Adviser's parent company, Old Mutual and the Adviser have agreed to maintain these limits until December 31, 2002. Total Annual Expenses include, but are not limited to, expenses such as investment advisory fees, transfer agent fees and legal fees. Such fee waiver/expense reimbursement arrangements may be modified or terminated at any time after December 31, 2001. With fee waivers/expense reimbursements the Advisory Fees and estimated Total Operating Expenses for the Small Cap Value Portfolio would be 1.00% and 1.20%. In any fiscal year in which a Portfolio's assets are greater than $75 million and its total annual expenses are less than the foregoing limit, the Portfolio's Board may elect to reimburse the Adviser for any fees it waived or assumed during the previous two fiscal years provided that such reimbursement can be achieved within that limit.

E Strong Capital Management, Inc., the Investment Adviser, has voluntarily agreed to cap the Fund's total operating expenses at 1.20%. The Adviser has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion with appropriate notification to its shareholders. Management Fees, Other Expenses, and Total Annual Expenses for Opportunity II and Mid Cap Growth Fund II are calculated on an annualized basis from the beginning of the fiscal year through the current quarter end. The advisor for Mid Cap Growth Fund II is absorbing expenses of 0.01%. With these absorptions, the expense ratio would have been 1.15%. The advisor for Opportunity Fund II is absorbing expenses of 0.07%. With these absorptions, the expense ratio would have been 1.11%.

F Management Fees, Other Expenses and Total Annual Expenses for the International Equity, Global Post-Venture Capital and Small Company Growth Portfolios are based on actual expenses for the fiscal year ended December 31, 2000, net any fee waivers or expense reimbursements. With such waivers or reimbursements, Management Fees equaled 1.00%, 1.14%, and 0.90%; Other Expenses equaled 0.29%, 0.26% and 0.21%; and Total Annual Expenses equaled 1.29%, 1.40% and 1.11% for the International Equity, Global Post-Venture Capital, and Small Company Growth Portfolios, respectively. Fee waivers and expense reimbursements or credits may be discontinued at any time.

Facts about EFILI, the Variable Account and the Funds

EMPIRE FIDELITY INVESTMENTS LIFE

Empire Fidelity Investments Life is a stock life insurance company organized under the laws of the State of New York on May 1, 1991. EFILI is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. EFILI is a wholly-owned subsidiary of Fidelity Investments Life Insurance Company. Fidelity Investments Life Insurance Company is a wholly-owned subsidiary of FMR Corp., the parent company of the Fidelity companies. Edward C. Johnson 3d, the Johnson family members, and various key employees of FMR Corp. own the voting common stock of FMR Corp. EFILI's financial statements appear in the Statement of Additional Information. Our principal executive offices are located at [200 Liberty Street, One World Financial Center, New York, New York 10281- has this changed??].

THE VARIABLE ACCOUNT

Empire Fidelity Investments Variable Annuity Account A was established as a separate investment account on July 15, 1991. It supports the Contracts and other forms of variable annuity contracts, and may be used for other purposes permitted by law.

The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Financial statements for the Variable Account are in the Statement of Additional Information.

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We own the assets in the Variable Account. The assets of the Variable Account are kept separate from our general account assets and from any other separate accounts we may have, as required by law. The assets of the Variable Account may not be charged with liabilities from any other business we conduct. All income, gains and losses concerning assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses of EFILI. Assets are maintained in the Variable Account at least equal to the reserves and other liabilities of the Variable Account. If the assets exceed the required reserves and other liabilities, we may transfer the excess to its general account. EFILI is obligated to provide all benefits under the Contracts.

There are currently thirty-five Subaccounts in the Variable Account. Five Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund. Five Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund II. Four Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund III. Seven Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund IV. The other 14 available Investment Options are offered by four different mutual fund investment advisers.

THE FUNDS

Fidelity:

The Fidelity Funds are Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, and Variable Insurance Products Fund IV. Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III are open-end, diversified management investment companies organized by FMR and each is the type of investment company commonly known as a series mutual fund. Variable Insurance Products Fund IV is also a series mutual fund, but six of its seven Portfolios are non-diversified; only its Financial Services Portfolio is diversified.

The investment objectives of the Portfolios of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, and Variable Insurance Products Fund IV are described below. There is of course no assurance that any Portfolio will meet its investment objective.

Following the description of each Portfolio (except for the Portfolios of Variable Insurance Products Fund IV) is a graph showing how your annuity income can fluctuate based on past investment performance through December 31, 2001. Each graph shows the effect that the Portfolio's investment performance would have had if a Contract with a Benchmark Rate of Return of 5.0%, providing an initial monthly annuity income of $500, was purchased on the date the Portfolio commenced operations.

Annuity income increases for a given month if the annualized Total Return for that month is higher than the Benchmark Rate of Return, and decreases for a given month if the annualized Total Return is lower than the Benchmark Rate of Return. The Purchase Payment necessary for an initial monthly annuity income of $500 will vary depending on the age and sex of the Annuitant (and Joint Annuitant, if any), the annuity income option, and the first Annuity Income Date. Suppose a 65 year old male who lives in a state that does not charge a premium tax wishes to purchase $500 of initial monthly variable annuity income beginning one month from the Contract Date. If there is no Joint Annuitant and no Guarantee Period and he chooses a 5% Benchmark Rate of Return, the Purchase Payment needed would be $74,590. If the purchaser were female, the Purchase Payment necessary would be $83,463. This is because females have a longer life expectancy than males.

All the graphs take into account all charges under the Contract and the actual expenses of the Portfolios.

The graphs for the Portfolios of Variable Insurance Products Fund IV and Other Funds are not available.

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Asset Manager Portfolio of Variable Insurance Products Fund II seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

Principal Investment Strategies:

  Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.
  Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.
  Adjusting allocation among asset classes gradually within the following ranges: stock class (30% - 70%), bond class (20% - 60%), and short-term/money market class (0% - 50%).
  Investing in domestic and foreign issuers.
  Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value in selecting investments.

Investor Profile. The fund may be appropriate for investors who want to diversify among stocks, bonds, short-term instruments and other types of securities. The fund's assets may also be invested in other instruments that do not fall within these classes.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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Money Market Portfolio of Variable Insurance Products Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies:

  Investing in U.S. dollar-denominated money market securities, including U.S. Government securities and repurchase agreements, and entering into reverse repurchase agreements.
  Investing more than 25% of total assets in the financial services industry.
  Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

Investor Profile. The fund may be appropriate for investors who would like to earn income at current money market rates while preserving the value of their investment. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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Investment Grade Bond Portfolio of Variable Insurance Products Fund II seeks as high a level of current income as is consistent with the preservation of capital.

Principal Investment Strategies:

  Investing in U.S. dollar-denominated investment-grade bonds.
  Managing the fund to have similar overall interest rate risk to the Lehman Brothers Aggregate Bond Index.
  Allocating assets across different market sectors and maturities.
  Analyzing a security's structural features, current pricing and trading opportunities, and the credit quality of its issuer in selecting investments.

Investor Profile. The fund may be appropriate for investors who want the potential for high current income from a portfolio of investment-grade debt securities. The fund's level of risk and potential reward depend on the quality and maturity of its investments, and has overall interest rate risk similar to the index.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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High Income Portfolio of Variable Insurance Products Fund seeks a high level of current income. Growth of capital may also be considered.

Principal Investment Strategies:

  Investing at least 65% of total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.
  Potentially investing in non-income producing securities, including defaulted securities and common stocks.
  Investing in companies in troubled or uncertain financial condition.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Investor Profile. The fund is for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality debt, including defaulted securities. Investors must be willing to accept the fund's greater price movements and credit risks.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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Equity-Income Portfolio of Variable Insurance Products Fund seeks reasonable income. The fund will consider the potential for capital appreciation. The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500.

Principal Investment Strategies:

  Investing at least 65% of total assets in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.
  Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns. The fund is designed for those who want some income from equity and bond securities, but also want to be invested in the stock market for its long-term growth potential.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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Index 500 Portfolio of Variable Insurance Products Fund II seeks investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the S&P 500, while keeping transaction costs and other expenses low.

Principal Investment Strategies. Bankers Trust Company's ("BT," a New York banking corporation serving as sub-adviser and custodian for VIP II Index 500) principal investment strategies include:

  Investing at least 80% of assets in common stocks included in the S&P 500.
  Lending securities to earn income for the fund.
  Because the fund seeks to track, rather than beat, the performance of the S&P 500, it is not managed in the same manner as other funds. The fund is managed by FMR, which handles its business affairs. BT, Index 500 Portfolio's sub-adviser, chooses the fund's investments. FMR supervises the sub-adviser and, in conjunction with the Board of Trustees, reviews the sub-adviser's performance of its duties. BT also acts as Index 500 Portfolio's custodian.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns in relation to the S&P 500.

The graph below is based on a 5% Benchmark Rate of Return and initial annuity income of $500.

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Growth Portfolio of Variable Insurance Products Fund seeks to achieve capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing in companies that it believes have above-average growth potential, measured by factors such as earnings or revenue (stocks of these companies are often called "growth stocks").
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns. The fund is designed for those who want to pursue growth potential, and who understand that this strategy often leads to more volatile investments than the market as a whole. The fund invests for growth and does not pursue an income strategy.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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Overseas Portfolio of Variable Insurance Products Fund seeks long-term growth of capital.

Principal Investment Strategies:

  Investing at least 65% of total assets in foreign securities.
  Investing primarily in common stocks.
  Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor Profile and Risk:

  Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States. The fund may be appropriate for investors who want to pursue their investment goals in markets outside of the United States. By including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world.
  It is important to note that investments in foreign securities involve risks in addition to those of U.S. investments. In addition to general risks, international investing involves different or increased risks. The performance of international funds depends upon currency values, the political and regulatory environment, and overall economic factors in the countries in which the fund invests.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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Asset Manager: Growth Portfolio of Variable Insurance Products Fund II seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

Principal Investment Strategies:

  Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.
  Maintaining a neutral mix over time of 70% of assets in stocks, 25% of assets in bonds, and 5% of assets in short-term and money market instruments.
  Adjusting allocation among asset classes gradually within the following ranges: stock class (50% - 100%), bond class (0% - 50%), and short-term/money market class (0% - 50%).
  Investing in domestic and foreign issuers.
  Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value in selecting investments.

Investor Profile. The fund may be appropriate for investors who want to diversify among domestic and foreign stocks, bonds, short-term instruments and other types of securities. The fund, while spreading its assets among all three asset classes, uses a more aggressive approach by focusing on stocks for a higher potential return. The value of each fund's investments and the income they generate will vary.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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Contrafund Portfolio of Variable Insurance Products Fund II seeks long-term capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing in securities of companies whose value it believes is not fully recognized by the public.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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Growth Opportunities Portfolio of Variable Insurance Products Fund III seeks to provide capital growth.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Potentially investing in other types of securities, including bonds which may be lower-quality debt securities. These securities can be more volatile due to increased sensitivity to interest rate increases, and adverse issuer, political, regulatory, market, or economic developments.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both. The value of the fund's investments will vary and can decline in response to adverse issuer, political, regulatory, market or economic developments.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Investor Profile. The fund may be appropriate for investors seeking growth of capital. The investment philosophy is not constrained by any particular investment style. The fund's assets may be invested in securities of foreign issuers in addition to securities of domestic issuers.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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Balanced Portfolio of Variable Insurance Products Fund III seeks both income and growth of capital.

Principal Investment Strategies:

  Investing approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities when its outlook is neutral.
  Investing at least 25% of total assets in fixed-income senior securities (including debt securities and preferred stock).
  Investing in domestic and foreign issuers.
  With respect to equity investments, emphasizing above-average income-producing equity securities, which tend to lead to investments in stocks that have more "value" characteristics than "growth" characteristics.
  Analyzing a security's issuer using fundamental factors and evaluating each security's current price relative to estimated long-term value in selecting investments. The value of the fund's investments will vary from day to day, and can decline in response to interest rate increases, adverse issuer, political, regulatory or economic developments.

Investor Profile. The fund may be appropriate for investors who seek a balance between stocks and bonds. The fund may invest its assets in securities of foreign issuers in addition to domestic issuers.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income of $500.

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Growth & Income Portfolio of Variable Insurance Products Fund III seeks high total return through a combination of current income and capital appreciation.

Principal Investment Strategies:

  Investing a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation.
  Potentially investing in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position, and market and economic conditions to select investments.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who seek a combination of growth and income from equity and some bond investments.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly annuity income rate of $500.

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Mid Cap Portfolio of Variable Insurance Products Fund III seeks long-term growth of capital.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing at least 65% of total assets in securities of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400).
  Potentially investing in companies with smaller or larger market capitalizations.
  Investing in domestic and foreign issuers.
  Investing in either "growth" or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Investor Profile. The fund may be appropriate for investors seeking long-term growth of capital through equity securities, including growth or value stocks, or a combination of both.

The graph below is based on a 5% Benchmark Rate of Return and initial monthly income of $500.

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Consumer Industries Portfolio of Variable Insurance Products Fund IV seeks capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing at least 80% of assets in securities of companies principally engaged in the manufacture and distribution of goods and services to consumers both domestically and internationally.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

The performance history will be available for the Portfolio after the Portfolio has been in operation for one calendar year.

Cyclical Industries Portfolio of Variable Insurance Products Fund IV seeks capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing at least 80% of assets in securities of companies principally engaged in the research, development, manufacture, distribution, supply, or sale of materials, equipment, products, or services related to cyclical industries.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

The performance history will be available for the Portfolio after the Portfolio has been in operation for one calendar year.

Financial Services Portfolio of Variable Insurance Products Fund IV seeks capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing at least 80% of assets in securities of companies engaged in providing financial services to consumers and industry.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries.

The performance history will be available for the Portfolio after the Portfolio has been in operation for one calendar year.

Health Care Portfolio of Variable Insurance Products Fund IV seeks capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing at least 80% of assets in securities of companies principally engaged in design, manufacture, or sale of products or services used for or in connection with health care or medicine.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

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The performance history will be available for the Portfolio after the Portfolio has been in operation for one calendar year.

Natural Resources Portfolio of Variable Insurance Products Fund IV seeks capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks and certain precious metals.
  Investing primarily in companies that own or develop natural resources, or supply goods and services to such companies.
  Investing at least 80% of assets in securities of companies principally engaged in owning or developing natural resources, or supplying goods and services to such companies, and in precious metals.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

The performance history will be available for the Portfolio after the Portfolio has been in operation for one calendar year.

Technology Portfolio of Variable Insurance Products IV seeks capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing at least 80% of assets in securities of companies principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

The performance history will be available for the Portfolio after the Portfolio has been in operation for one calendar year.

Telecommunications & Utilities Growth Portfolio of Variable Insurance Products Fund IV seeks capital appreciation.

Principal Investment Strategies:

  Investing primarily in common stocks.
  Investing at least 80% of assets in securities of companies principally engaged in the utilities industry and companies deriving a majority of their revenues from their utility operations.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

Investor profile: The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

The performance history will be available for the Portfolio after the Portfolio has been in operation for one calendar year.

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Morgan Stanley Asset Management

Emerging Markets Debt Portfolio

Objective and Strategy

  The Portfolio seeks high total return by investing primarily in Fixed Income Securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.
  Approach. Morgan Stanley Asset Management seeks high total return by investing in a portfolio of emerging market debt that offers low correlation to many other asset classes. Using macroeconomic and fundamental analysis, Morgan Stanley Asset Management seeks to identify developing countries that are undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.
  Process. Morgan Stanley Asset Management's global allocation team analyzes the global economic environment and its impact on emerging markets. Morgan Stanley Asset Management focuses on investing in countries that show signs of positive fundamental change. This analysis considers macroeconomic factors, such as GDP growth, inflation, monetary policy, fiscal policy and interest rates and sociopolitical factors such as political risk, leadership, social stability, and commitment to reform. In selecting securities, Morgan Stanley Asset Management first examines yield curves with respect to a country and then considers instrument-specific criteria, including: (1) spread duration; (2) real interest rates; and (3) liquidity. The Portfolio's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. Morgan Stanley Asset Management may, when or if available, use hedging strategies, including the use of derivatives to protect the Portfolio from overvalued currencies or to take advantage of undervalued currencies.

Emerging Markets Equity Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented Equity Securities of issuers in emerging market countries.
  Approach. Morgan Stanley Asset Management's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and managements with a strong shareholder value orientation.
  Process. Morgan Stanley Asset Management's global allocation team analyzes the global economic environment, particularly its impact on emerging markets and allocates the Portfolio's assets among emerging markets based on relative economic, political, and social fundamentals, stock valuations and investor sentiment. Morgan Stanley Asset Management invests within countries based on the work of country specialists who conduct extensive fundamental analysis of issuers within these markets and seek to identify issuers with strong earnings growth prospects. To manage risk, Morgan Stanley Asset Management emphasizes thorough macroeconomic and fundamental research.

Global Value Equity Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing primarily in Equity Securities of issuers throughout the world, including U.S. issuers.
  Approach. Morgan Stanley Asset Management seeks to maintain a diversified portfolio of global equity securities based on individual stock selection. Morgan Stanley Asset Management emphasizes a bottom-up approach to investing that seeks to identify securities of undervalued issuers.
  Process. Morgan Stanley Asset Management selects securities for investment from a universe of eligible issuers consisting of approximately 3,200 companies in the Morgan Stanley Capital International (MSCI) World Index. Morgan Stanley Asset Management expects to invest at least 20% of the Portfolio's total assets in the common stocks of U.S. issuers. The investment process is value driven and based on individual stock selection. Morgan Stanley Asset Management considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. Morgan Stanley Asset Management conducts a thorough investigation of the issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product, competitiveness, market positioning, and industry structure. Meetings with senior company management are integral to the investment process.

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International Magnum Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing primarily in Equity Securities of non-U.S. issuers domiciled in EAFE countries.
  Approach. Morgan Stanley Asset Management seeks to achieve superior long-term returns by creating a diversified portfolio of undervalued international equity securities. To achieve this goal, Morgan Stanley Asset Management uses a combination of strategic geographic asset allocation and fundamental, value oriented stock selection.
  Process. The Portfolio is managed using a two-part process combining the expertise of investment teams based in New York, London, Tokyo, and Singapore. The New York-based portfolio management team decides upon the appropriate allocation of the Portfolio's assets among Europe, Japan and developed Asia, including Australia and New Zealand. Regional allocation decisions are based on variety of factors, including relative valuations, earnings expectations, macroeconomic factors, as well as input from the regional stock selection teams and from the Morgan Stanley Asset Management's Asset Allocation Committee, which is made up of several of the Morgan Stanley Asset Management's most senior investment officers. Once the allocations to Europe, Asia, and Japan have been determined, three overseas investment teams in London (for European stocks), Tokyo (for Japanese stocks) and Singapore (for Asian stocks) decide which stocks to purchase for their respective geographic regions. The regional portfolio management teams look for stocks that they believe to be undervalued by the market. The regional specialists analyze each company's finances, products, and management, typically meeting with each company's management, before a stock is purchased for the Portfolio. The Portfolio invests primarily in countries comprising the MSCI Europe, Australiasia, Far East (EAFE) Index (the "EAFE Index"). EAFE countries include Japan, most nations in Western Europe, and the more developed nations of Asia, such as Australia, New Zealand, Hong Kong, and Singapore. However, the Portfolio also may invest up to 5% of its assets in countries not included in the EAFE Index.

PBHG

Select 20 Portfolio

Objective and Strategy

  The Select 20 Portfolio seeks long-term growth of capital.
  Under normal market conditions, the Portfolio, a non-diversified fund, will invest at least 65% of its total assets in growth securities of no more than 20 stocks of large capitalization companies that, in Pilgrim Baxter & Associates, Ltd.'s (the "Adviser") opinion, have strong business momentum, earnings growth and capital appreciation potential. These companies will generally have market capitalization in excess of $1 billion.
  The growth securities in the Portfolio are primarily common stocks, but may also include other equity securities such as preferred stocks, warrants and rights to purchase common stocks, and convertible securities.
  The Portfolio is non-diversified, which means its performance is dependent upon the securities of a smaller number of companies. As a result, the impact of a single change in value (positive or negative) of a single holding may be magnified.

Growth II Portfolio

Objective and Strategy

  The Portfolio seeks capital appreciation.
  Under normal market conditions, the Portfolio will invest at least 65% of its total assets in growth securities of small and medium sized companies that, in the Adviser's opinion, have strong business momentum, earnings growth and capital appreciation potential. These companies will generally have market capitalizations or annual revenues between $500 million and $10 billion.
  The growth securities in the Portfolio are primarily common stocks, but may also include other equity securities such as preferred stocks, warrants and rights to purchase common stocks, and convertible securities.
  The Portfolio emphasizes small and medium sized growth companies, so it may be more volatile than the stock market in general, as measured by the S&P 500.

Select Value Portfolio

Objective and Strategy

  The Portfolio seeks long-term growth of capital and income. Current income is a secondary objective.
  Under normal market conditions, the Portfolio will invest at least 65% of its total assets in value securities of no more than 30 large capitalization companies that, in the opinion of the Adviser and Pilgrim Baxter Value Investors, Inc. (the "Sub-Adviser"), are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power.

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  The value securities in the Portfolio are primarily common stocks, but may also include other equity securities such as warrants and rights to purchase common stocks and convertible securities. The Portfolio holds a limited number of stocks and the impact of the change in value (positive or negative) of a single holding may be magnified.

Small Cap Value Portfolio

Objective and Strategy

  The Portfolio seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk.
  Under normal market conditions, the Portfolio will invest at least 65% of its total assets in value securities of companies whose market capitalizations are within the range of the Russell 2000 index, and have dividend income potential and earnings power.
  The value securities in the Portfolio are primarily common stocks that, in the opinion of the Adviser and the Sub-Adviser, are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power, but may also include other equity securities such as preferred stocks, warrants and rights to purchase common stocks and convertible securities.
  The Portfolio's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Portfolio generally has lower price-to-earnings ratios and price-to-book values than the Russell 2000.
  The Portfolio emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index.

Technology & Communications Portfolio

Objective and Strategy

  The Portfolio seeks long-term growth of capital. Current income is incidental to the Portfolio's objective.
  Under normal market conditions, the Portfolio, a non-diversified fund, will invest at least 65% of its total assets in common stocks of companies doing business in the technology and communications sectors of the market. The Portfolio is concentrated which means it will invest 25% of more of its total assets in the groups of one or more of the industries within these sectors. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense and data storage and retrieval, and biotechnology.
  The Portfolio invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments.
  The Portfolio's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.
  The Portfolio is non-diversified, which means its performance is dependent on the securities of a smaller number of companies. As a result, the impact of a change in value (positive or negative) of a single holding may be magnified.
  Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, laws, regulations and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology issues.

Strong

Mid Cap Growth Fund II

Objective and Strategy

  Mid Cap Growth Fund II seeks capital growth through investments in mid-sized companies.
  The Fund generally will invest in mid-size companies with superior earnings, dividend, and revenue growth.
  The Adviser uses broad themes to target investing opportunities in sectors and industries. These themes often revolve around changes in technology, demographics, or the sociopolitical environment. Individual stocks of companies with visionary leadership and innovative new products, markets, or technologies that should outperform the market over time are selected for the fund.
  Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities, including (a) common stocks, (b) preferred stocks, and (c) securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.

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  While the emphasis of the Fund is clearly on equity securities, the Fund may invest a limited portion of its assets in debt obligations when the Adviser perceives that they are more attractive than stocks on a long-term basis.
  The Fund may invest up to 35% of its total assets in debt obligations, including intermediate to long-term corporate or U.S. government debt securities. Although the debt obligations in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment grade debt obligations.
  When the Adviser determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed-income securities.
  The Fund may invest up to 25% of its assets in foreign securities, including both direct investments and investments made through depository receipts.

Opportunity Fund II

Objective and Strategy

  Opportunity Fund II seeks capital growth.
  The Fund invests primarily in equity securities and currently emphasizes investments in medium-sized companies.
  The Adviser's research focuses on finding areas of the market where stocks are underfollowed and undervalued. These stocks tend to have low institutional ownership, low analyst coverage and are often in sectors of the market that are "quiet" or out-of-favor.
  The Adviser uses a proprietary method and intensive research to determine the private market value of a stock, the value a rational investor would pay for the entire company. The private market value tends to be less volatile than the stock price and is a useful tool in finding undervalued stocks.
  The Fund will invest at least 70% of its total assets in equity securities, including (a) common stocks, (b) preferred stocks, and (c) securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
  Under normal market conditions, the Fund expects to be fully invested in equities.
  The Fund may, however, invest up to 30% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities. Although the debt obligations in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment grade debt obligations.
  When the Adviser determines that market conditions warrant a temporary defensive position, it may use that allowance to invest up to 30% of its net assets in cash and short-term fixed-income securities.
  The Fund may invest up to 25% of its assets in foreign securities, including both direct investments and investments made through depository receipts.
  The Fund's investments are therefore likely to consist, in part, of securities in small- and medium-sized companies. Many of these companies may have successfully emerged from the start-up phase and have potential for future growth. Because of their longer track records and more seasoned management, they generally pose less investment uncertainty than do the smallest companies. In general smaller-capitalization companies often involve greater risks than investments in established companies.

Credit Suisse

International Focus Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing in equity securities of companies located or conducting a majority of their business outside the United States.
  The Portfolio intends to invest substantially all of its assets in common stocks and securities convertible into or exchangeable for common stocks and under normal market conditions, will invest 65% of assets in equity securities of issuers from at least three foreign countries.
  The Portfolio intends to diversify its investments across securities of issuers located in a number of foreign countries although at times it may invest a significant part of its assets in a single country.
  Although the Portfolio emphasized developed countries, it may also invest in emerging markets.
  In choosing equity securities, the Portfolio managers look for companies of any size whose securities appear to be discounted relative to earnings, assets, or projected growth. The Portfolio managers determine value based on research and analysis, taking all relevant factors into account.

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Risks: The Portfolio's principal risk factors are market risk and foreign securities. Because the Portfolio invests internationally, it carries additional risks, including currency, information, and political risks.

Global Post-Venture Capital Portfolio

Objective and Strategy

  The Portfolio seeks long-term growth of capital by investing in equity securities of U.S. and foreign companies considered to be in their post-venture capital stages of development.
  Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of "post-venture capital companies." A post venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service or (b) as part of a restructuring or recapitalization of the company. In addition, the investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering ("IPO"), will have occurred within ten years prior to the Portfolio's purchase of the company's securities.
  The Portfolio will invest in at least three countries, including the U.S.
  Up to 10% of the Portfolio's assets may be invested in private equity portfolios that invest in venture capital companies.

Risks: The Portfolio's principal risk factors are market risk, foreign securities, start-up and other small companies and special situation companies. Because the Portfolio invests internationally, it carries additional risks, including currency, information and political risks. Investing in start-up and other small companies may expose the portfolio to increased market liquidity and information risks. Post-venture capital companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the Portfolio's performance if the anticipated benefits of the special situation do not materialize. The Portfolio employs aggressive strategies and may not be appropriate for all investors.

Small Cap Growth Portfolio

Objective and Strategy

  The Portfolio seeks capital growth by investing in equity securities of small U.S. growth companies.
  The Portfolio considers a "small" company to be one that has a market capitalization, measured at the time the Portfolio purchases a security of that company, within the range of capitalizations of companies represented in the Russell 2000 Index. As of December 31, 2000, the Russell 2000 Index included companies with market capitalizations between $4 million and $6.1 billion. Companies that outgrowth the definition of small company after the Portfolio has purchased its securities continue to be considered small for purposes of the Portfolio's allocation to small company equities.
  In seeking to identify growth companies, companies with attractive capital-growth potential, the Portfolio managers often look for companies 91) still in the development stage, (2) older companies that appear to be entering a new stage of growth, or (3) companies providing products or services with a high unit-volume growth rate.
  The Portfolio may also invest in securities of emerging-growth companies, small- or medium-sized companies that have passed their start up phase, show positive earnings and offer the potential for decelerated earnings growth. Emerging growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors.

Risk: The Portfolio's principal risk factors are market risk, start-up and other small companies, special-situation companies and non-diversified status. Investing in start-up and other small companies may expose the portfolio to increased market liquidity and information risks. Small companies and emerging growth companies are often involved in "special situations." Securities of special situation companies may decline in value and hurt the Portfolio's performance if the anticipated benefits of the special situation do not materialize. The Portfolio is non-diversified and may invest a greater proportion of its assets in the securities of a smaller number of issuers. Non-diversification might cause the Portfolio to be more volatile than a diversified portfolio.

Funds' Availability to Separate Accounts

Shares of the Funds may also be sold to a variable life separate account of Fidelity Investments Life and to variable annuity and variable life separate accounts of other insurance companies. For a discussion of the possible consequences associated with having the Funds available to such other separate accounts, see Resolving Material Conflicts on page <Click Here>.

The Investment Advisers

Fidelity

The investment adviser for the Fidelity Funds is Fidelity Management & Research Company, a registered adviser under the Investment Advisers Act of 1940. Fidelity Management & Research Company (FMR) is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. As of February 28, 2001, FMR managed over $770 billion in assets. The portfolios of the Fidelity Funds, as part of their operating expenses, pay an investment management fee to FMR. These fees are part of the Funds' expenses. See the prospectuses for the Funds for discussions of the Funds' expenses. Fidelity Investments Money Management, Inc., a subsidiary of FMR, chooses certain investments for some of the Fidelity Funds. FMR Co., Inc., which serves as subadviser of FMR, also chooses certain investments for the Fidelity Funds. Foreign affiliates of FMR may help choose investments for some of the Funds. BT is a wholly-owned subsidiary of Bankers Trust Corporation (formerly Bankers Trust New York Corporation). BT currently serves as sub-adviser and custodian for the Index 500 Portfolio.

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Morgan Stanley Asset Management

On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management. The investment Adviser for The Universal Institutional Funds, Inc. is Morgan Stanley Asset Management, which is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses-securities, asset management and credit services. Morgan Stanley Asset Management, a registered investment Adviser under the Investment Advisers Act of 1940, as amended, serves as investment Adviser to numerous open-end and closed-end investment companies as well as, to employee benefit plans, endowment funds, foundations and other institutional investors. Morgan Stanley Asset Management's principal business office is located at 1221 Avenue of the Americas, New York, New York 10020.

PBHG

The investment adviser for PBHG Insurance Series Fund is Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. The sole shareholder of Pilgrim Baxter is United Asset Management Corporation ("UAM"). Prior to September 26, 2000, UAM was a New York Stock Exchange listed holding company. UAM's principal offices are located at One International Place, Boston, Massachusetts 02110. On September 26, 2000, Old Mutual plc ("Old Mutual") acquired UAM through a tender offer and merger. As a result, Old Mutual became the ultimate parent company of Pilgrim Baxter. Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at 3rd Floor, Lansdowne House, 57 Berkely Square, London, WIX 50H, United Kingdom. The principal business address of the Adviser is 1400 Liberty Ridge Drive, Wayne, PA 19087. Pilgrim Baxter Value Investors, Inc., the Sub-Adviser, is a wholly owned subsidiary of Pilgrim Baxter and is a registered investment adviser that was formed in 1940. As with the Adviser, the ultimate parent company of the Sub-Adviser is Old Mutual. The principal business address of the Sub-Adviser is 1400 Liberty Ridge Drive, Wayne, PA 19087.

Strong

The investment adviser for the Strong Funds is Strong Capital Management, Inc. The Adviser began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans, as well as mutual funds, several of which are funding vehicles for variable insurance products. The Adviser's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of the Fund, is the controlling shareholder of the Adviser.

Credit Suisse

The investment adviser for the Warburg Pincus Trust is Credit Suisse Asset Management, LLC. Credit Suisse Asset Management, LLC is a member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group, one of the world's leading banks. Credit Suisse Asset Management companies manage approximately $72 billion in the U.S. and $203 billion globally.

Important

You will find more complete information about the Funds, including the risks associated with each portfolio, in their respective prospectuses. You should read them in conjunction with this prospectus.

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Facts About the Contract

PURCHASE OF A CONTRACT

We offer the Contracts only in states in which we have obtained approval. Two types of Contracts are available. You may purchase: (1) a Non-qualified Contract using money from any source; and (2) a Qualified Contract with money rolled over from a qualified retirement plan, such as a 401(k) plan, 403(b) plan or IRA.

  The minimum Purchase Payment for a Contract is generally $25,000.
  You may purchase a Qualified Contract only with a "rollover" (including a direct trustee-to-trustee transfer, where permitted) of funds from another qualified plan, tax-sheltered annuity, or IRA.
  You must be the Annuitant and the Owner of the Contract. If in addition to you, another person is named as an Owner, that person must be the Joint Annuitant.
  However, if you purchase the Contract as a Qualified Contract (IRA) you must be the sole Owner of the Contract.
  Generally, for all Contracts either you or the Joint Annuitant must be no more than 85 years old. To choose the Withdrawal Option either you or the Joint Annuitant must be no more than 80 years old.
  Application and Initial Purchase Payment

When we receive your properly completed application, we apply your payment to the purchase of a Contract within two Valuation Periods after receipt at the Annuity Service Center. We will consider your application properly completed as soon as:

(1) you have provided all the information requested on the application form, including your choice of annuity income option;

(2) we have received adequate proof of your date of birth (and the date of birth of the Joint Annuitant, if any); and

(3) we receive the entire amount of your Purchase Payment.

The date we credit the payment and issue your Contract is called the Contract Date. If your application is incomplete, we will request the information necessary to complete the application. If you do not furnish the information within five business days of the time we receive your application, we will return your payment unless we obtain your specific permission to keep it until you complete the application.

FREE LOOK PRIVILEGE

You may return a Contract for a refund within 30 calendar days after you receive it (the "free look period"). If you choose to cancel the Contract, return it to the Annuity Service Center with a written request within the free look period. When you are replacing an existing annuity or life insurance policy with a contract, we will extend the free look period to 60 calendar days. For more information, please see Signature Guarantee.

For most Contracts, we assume that you receive your Contract five days after the Contract Date. For Contracts with large Purchase Payments, we may use the actual date you receive the Contract.

If you return a Contract more than ten days after you receive it, we will promptly refund your Purchase Payment adjusted for investment performance. If you return a Contract during the first ten calendar days after you receive it, we will promptly refund the greater of (1) your Purchase Payment in full, neither crediting your Contract for earnings nor charging it with any administrative expenses, and (2) your Purchase Payment plus the investment performance of the Money Market Investment Option.

We will also make an adjustment for the amount of any annuity income we paid before we received the Contract. If your free look period ends on a non-business day, the next business day will be used. ONCE THE FREE LOOK PERIOD EXPIRES, YOU CANNOT RETURN THE CONTRACT FOR A REFUND.

INVESTMENT ALLOCATION OF YOUR PURCHASE PAYMENT

The portion of your Purchase Payment you allocate to the Subaccounts will be invested in the Money Market Investment Option for the Money Market Period. At the end of the Valuation Period in which the Money Market Period ends any amount then in the Money Market Investment Option (the "Free Look Units") will be exchanged for Annuity Income Units in the percentages you have chosen. You allocate percentages that are whole numbers, not fractions. Immediately following the reallocations, the total dollar value of the Annuity Income Units will be the same as the Free Look Units that were exchanged.

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At least 10% of the variable portion of your Purchase Payment must be allocated to each Investment Option you select. If your instructions are incomplete (e.g. unclear or percentages do not equal 100%), your payments will be allocated to the VIP Money Market Portfolio until we receive your complete instructions. In these cases, we will not be responsible for the results of unit value changes or lost market opportunity. You should verify the accuracy of your confirmation statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

TRADING AMONG VARIABLE SUBACCOUNTS

You may currently exchange amounts among Subaccounts as often as you wish without charge. However, excessive exchange activity can disrupt Portfolio management strategy and increase Portfolio expenses, which are borne by everyone participating in the Portfolio regardless of their exchange activity. Therefore, EFILI reserves the right to limit the number of exchanges permitted, but not to fewer than twelve per calendar year.

You tell us the percentage you want for your new allocation in each Subaccount. Your allocation percentages must be in whole numbers, not fractions. You may change the allocations among the Subaccounts by writing or telephoning the Annuity Service Center or on our Internet website.

  Trading by Telephone or Internet

EFILI reserves the right to change telephone or Internet exchange provisions, or to eliminate them, and to limit or reject any telephone or Internet exchange at any time. You may make up to a combined total of eighteen telephone/Internet exchanges per calendar year. All exchanges made on the same day count as one exchange. After this total is reached, you will only be permitted to complete exchanges in writing. Multiple exchanges among the Subaccounts in a single trading day count as one exchange. We will not accept exchange requests via fax or electronic mail.

We will not be responsible for any losses resulting from unauthorized telephone or Internet exchanges if we follow reasonable procedures designed to verify the identity of the caller or Internet user. We may record calls. You should verify the accuracy of your confirmation statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

  Use of Market Timing Services

In some cases, we may sell Contracts to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, market timing services obtain authorization from Contract Owner(s) to make exchanges among the Subaccounts on the basis of perceived market trends. Because the large exchange of assets associated with market timing services may disrupt the management of the portfolios of the Funds, such transactions may become a detriment to Contract Owners not utilizing the market timing service.

The right to exchange Contract values among Subaccounts may be subject to modification if such rights are executed by a market timing firm or similar third party authorized to initiate exchange transactions on behalf of a Contract Owner(s). In modifying such rights, we may, among other things, decline to accept (1) the exchange instructions of any agent acting under a power of attorney on behalf of more than one Contract Owner, or (2) the exchange instructions of individual Contract Owners who have executed pre-authorized exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Contract Owner at the same time. We will impose such restrictions only if we believe that doing so will prevent harm to other Contract Owners.

  Effective Date of Exchanges Among Variable Subaccounts

When you exchange among the Variable Subaccounts, we will redeem shares of the appropriate Portfolios at their prices as of the end of the current Valuation Period. Generally, any Subaccount you exchange to is credited at the same time.

However, we may wait to credit the amount to a new Subaccount until an Investment Option you exchange from becomes liquid. This will happen only if (1) the Subaccount you exchange to invests in a Portfolio that accrues dividends on a daily basis and requires Federal funds before accepting a purchase order, and (2) the Subaccount you exchange from is investing in an equity Portfolio in an illiquid position due to substantial redemptions or exchanges that require it to sell Portfolio securities in order to make funds available.

The Subaccount you exchange from will be liquid when it receives proceeds from sales of Portfolio securities, the purchase of new Contracts, or otherwise. During any period that we wait to credit a Subaccount for this reason, the amount you exchange will be uninvested. After seven days the exchange will be made even if the Investment Option you exchange from is not liquid.

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  Important

The amount of the allocation in each Subaccount will change with its investment performance. You should periodically review the allocations in light of market conditions and financial objectives.

CHARGES

The following are all the charges we make under the Contract.

1. Premium Taxes. Some states charge a "premium tax" based on the amount of your Purchase Payment. State premium taxes range from 0% to 3.5%. In addition, some counties, cities or towns may charge additional premium taxes. If you reside in a place where premium taxes apply, any amount needed to provide for the applicable premium taxes is deducted from your Purchase Payment. We will allocate the remainder of your Purchase Payment to the Investment Options and/or apply it to the purchase of fixed annuity income.

2. Administrative Charges. Administrative charges compensate us for the expenses incurred in administering the Contracts. These expenses include the cost of issuing the Contract, making electronic funds transfers to your bank account or issuing checks, maintaining necessary systems and records, and providing reports. These expenses are covered by a daily administrative charge.

Each day, a deduction is made from the assets of the Investment Options at an effective annual rate of 0.25%. We guarantee this charge will never increase. This charge does not affect the amount of fixed annuity income.

3. Mortality and Expense Risk Charge. We deduct a daily asset charge for our assumption of mortality and expense risks. Each day we deduct an amount from the assets of each Investment Option at an effective annual rate of 0.75%.

The mortality risk is our obligation to provide annuity income for your life (and the life of the Joint Annuitant, if any) no matter how long that might be. The expense risk is our obligation to cover the cost of issuing and administering the Contracts, no matter how large that cost may be. EFILI will realize a gain from the charge for these risks to the extent that it is not needed to provide for benefits and expenses under the Contracts. This charge does not affect the amount of fixed annuity income.

4. Expenses of the Funds. The Funds are charged management fees and incur operating expenses. The effect of these fees and expenses is reflected in the performance of the Investment Options. See the prospectuses for the Funds for a description of the Funds' fees and expenses.

5. Other Taxes. EFILI reserves the right to charge for certain taxes (other than premium taxes) that it may have to fund. Currently, no such charges are being made. See EFILI's Tax Status on page <Click Here>.

CERTAIN PORTFOLIOS IMPOSE A SHORT-TERM REDEMPTION FEE

Seven Subaccounts invest in Portfolios that impose a short-term redemption fee. Any short-term redemption fees that you pay are retained by the Portfolio, not by FILI, and are part of the Portfolio's assets. The seven Portfolios that impose this fee are: Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio and Telecommunications & Utilities Growth Portfolio.

An Owner (or a person who succeeds to the Owner's rights after the owner's death) who chooses to redeem an interest in a Subaccount that invests in a Portfolio that charges a redemption fee will be subject to a 1.00% fund short-term trading fee if, and to the extent that, the interest in the Subaccount has been held for less than 60 days. For this purpose, interests held longest will be treated as being redeemed first and interests held shortest as being redeemed last.

Redemption from a particular Subaccount occurs when you reallocate variable annuity income from that Subaccount to another Subaccount, or when you make a withdrawal from a Subaccount. The fee will apply to all redemptions you request. The fee applies both to one time transactions and to periodic transactions.

Here are four examples to help you understand the application of the fee. The first two show the effect on Withdrawal Value, the last two show the effect on variable annuity income.

Example 1: On Day One, you allocate all of your variable annuity income to a Subaccount that invests in a Portfolio that imposes the redemption fee. On Day 58, you make a full withdrawal of your Withdrawal Value. Your Withdrawal Value immediately before the full withdrawal is $50,000.

The fee applies to the entire amount withdrawn. The fee is $500 (1% of $50,000).

Example 2: On Day One, you allocate half of your Purchase Payment to a Subaccount that invests in a Portfolio that imposes the redemption fee. On Day 50 you allocate the remainder of your variable annuity income to the same Subaccount. On Day 65 your Withdrawal Value in the Subaccount is $50,000, and you withdraw 80% of your Withdrawal Value from that Subaccount. Immediately before the redemption your Withdrawal Value in the Subaccount attributable to your original allocation is $30,000 and the Withdrawal Value in the Subaccount attributable to your subsequent allocation is $20,000.

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The first step is to determine how much of your Withdrawal Value is subject to the fee. You withdrew $40,000 of Withdrawal Value (80% of the total Withdrawal Value of $50,000). Using the first in, first out rule, all $30,000 of Withdrawal Value that relates to your original allocation is redeemed, and $10,000 of your subsequent allocation is redeemed. The $30,000 of Withdrawal Value associated with your original allocation is not subject to the redemption fee because the original allocation has been maintained in the Subaccount for 60 days or longer, but the $10,000 of the Withdrawal Value attributable to your subsequent allocation is subject to the fee because it has been maintained in the Subaccount for less than 60 days. Since the Withdrawal Value in the Subaccount subject to the fee has a Value of $10,000 at the time of the partial withdrawal, the redemption fee is $100 (1% of $10,000).

Example 3: On Day One, you allocate all of your variable annuity income to a Subaccount that invests in a Portfolio that imposes the redemption fee. On Day 58 you change your entire allocation of variable annuity income to another Subaccount. The value of your periodic annuity income in the first Subaccount immediately before the reallocation is $500.

The fee applies to the entire amount reallocated. Your variable annuity income is reduced by $5 (1% of $500).

Example 4: On Day One, you allocate half of your Purchase Payment to a Subaccount that invests in a Portfolio that imposes the redemption fee. On Day 50 you allocate the remainder of your variable annuity income to the same Subaccount. On Day 65 the value of your annuity income in the Subaccount is $500, and you reallocate 80% of your variable annuity income to another Subaccount. Immediately before the redemption $300 of your variable annuity income from the Subaccount comes from your original allocation and $200 from your subsequent allocation.

The first step is to determine how much of your variable annuity income is subject to the fee. You reallocated $400 of variable annuity income (80% of the $500). Using the first in, first out rule, all $300 of variable annuity income that related to your original allocation is exchanged, and $100 of variable annuity income from your subsequent allocation is exchanged. The $300 of income associated with your original allocation is not subject to the redemption fee because the original allocation has been maintained in the Subaccount for 60 days or longer, but the $100 of income attributable to your subsequent allocation is subject to the fee because it has been maintained in the Subaccount for less than 60 days.

Since the income in the Subaccount subject to the fee has a value of $100 at the time of the subsequent reallocation, variable annuity income is reduced by $1 (1% of $100).

ANNUITY INCOME DATES

We calculate the amount of your annuity income on each Annuity Income Date. You select the first Annuity Income Date when you purchase the Contract. The first Annuity Income Date may be either the first or the fifteenth day of a month. All subsequent Annuity Income Dates will be on the same day of the month as the first Annuity Income Date. The first Annuity Income Date may be up to one year after the Contract Date. The first Annuity Income Date generally may not be earlier than 30 days after the Contract Date.

On the application, you choose the frequency of annuity income. You can choose monthly, quarterly, semi-annual, or annual annuity income.

If an Annuity Income Date falls on a day that is not the last day of a Valuation Period, the amount of annuity income will be determined based on the value of your selected Investment Options at the close of the Valuation Period. Annuity income will generally be sent at the end of the Valuation Period immediately following the day on which the amount is determined.

SIGNATURE GUARANTEE

A signature guarantee is designed to protect you and Empire Fidelity Investments Life from fraud. Free look or disbursement requests, must include a signature guarantee if any of the following situations apply.

1. The requested amount is more than $100,000.

2. In any circumstances where we deem it necessary for your protection.

You should be able to obtain a signature guarantee from a bank, broker dealer (including Fidelity Investor Centers), credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

DEATH BENEFIT

If no Annuitant or Joint Annuitant is alive on the first Annuity Income Date, the Contract will be canceled and we will make a refund equal to your Purchase Payment to your Beneficiary or Beneficiaries.

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If your Contract is a joint and survivor annuity and either you or the Joint Annuitant die before the first Annuity Income Date we will adjust the annuity income so that it equals what would have been paid under a single life annuity issued to the survivor. This will usually result in greater annuity income.

FIXED, VARIABLE OR COMBINATION ANNUITY INCOME

At the time of purchase, you allocate your Purchase Payment between fixed and variable annuity income. You may choose all fixed annuity income, all variable annuity income, or a combination of the two.

  Fixed Annuity Income. Any portion of your Purchase Payment allocated to fixed annuity income will always remain allocated to fixed annuity income. If you allocate all of your Purchase Payment to fixed annuity income, EFILI will guarantee a specific amount of fixed annuity income that will be the same on each Annuity Income Date, except as described for Options 3 and 4 under Types of Annuity Income Options on page <Click Here>.
  Variable Annuity Income. Any portion of your Purchase Payment allocated to variable annuity income will always remain allocated to variable annuity income. You can reallocate the variable portion of your Contract among the various Investment Options. However, the variable portion of a Contract must remain in the Money Market Investment Option for the Money Market Period.

If you choose all variable annuity income, all of your annuity income will vary according to the investment experience of the Investment Options. Variable annuity income may decrease upon the death of the Annuitant or Joint Annuitant, as described for Options 3 and 4 under Types of Annuity Income Options on page <Click Here>.

Any portion of your Purchase Payment allocated to variable annuity income will initially purchase Free Look Units. EFILI will determine the number of Free Look Units based upon (a) your age and sex (and the age and sex of the Joint Annuitant, if any); (b) the type of annuity income option you choose; (c) the frequency of Annuity Income Dates you choose; (d) the first Annuity Income Date you choose; (e) the Benchmark Rate of Return you choose; and (f) the value of the Free Look Units on the Contract Date. The value of the Free Look Units reflects the investment performance of the Money Market Investment Option.

On the date the Money Market Period ends, EFILI will exchange Free Look Units for Annuity Income Units in the Investment Options you select. The total dollar value of the Annuity Income Units will be the same as the Free Look Units that were exchanged. The number of Annuity Income Units allocated to each Investment Option under a single life Contract will not change unless you reallocate among the Investment Options. If you choose a joint life Contract and benefits are reduced due to your death or the death of the Joint Annuitant, the number of Annuity Units will be reduced at that time.

EFILI calculates the amount of your variable annuity income based on the number of Annuity Income Units credited to each Investment Option. At the close of business on each Annuity Income Date (or on the next Valuation Date if the Annuity Income Date falls on a non-business day), the number of Annuity Income Units is multiplied by the value of the Annuity Income Units for each Investment Option. The amount of variable annuity income on the Annuity Income Date will be the sum of annuity income amounts for each Investment Option.

We will generally transmit each annuity income payment on the first business day after the Annuity Income Date. If you elect to receive your annuity income payment by direct deposit, you will usually receive your income sooner than if we send it to you through the mail.

  Combination of Fixed and Variable Annuity Income. If you choose a combination of fixed and variable annuity income, a portion of your annuity income will be fixed and a portion will vary according to the investment experience of the Investment Options. We will guarantee the dollar amount of the fixed annuity income portion on each Annuity Income Date. Both fixed and variable annuity income decrease upon the death of the Annuitant or Joint Annuitant as described for Options 3 and 4 under Types of Annuity Income Options on page <Click Here>.

BENCHMARK RATE OF RETURN

When you purchase a Contract, we calculate an estimated first annuity income amount, assuming that the Investment Options will earn the Benchmark Rate of Return you choose. If the annualized Total Return of the Investment Options is greater than the Benchmark Rate of Return between the Contract Date and the first Annuity Income Date, assuming you do not make any withdrawals, the first annuity income amount will be higher than the estimate. If it is less, the first annuity income amount will be lower than the estimate.

Assuming you do not make any withdrawals, income will increase from one Annuity Income Date to the next if the annualized Total Return during that time is greater than the Benchmark Rate of Return you choose, and will decrease if the annualized Total Return is less than the Benchmark Rate of Return. Choosing a 5.0% Benchmark Rate of Return instead of a 3.5% Benchmark Rate of Return will result in a higher initial amount of income, but income will increase more slowly during periods of good investment performance and decrease more rapidly during periods of poor investment performance.

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The following graph illustrates the effect that your choice of a Benchmark Rate of Return would have on your annuity income for a hypothetical Contract. The graph assumes the following: (a) a Purchase Payment of $100,000; (b) annuity income is entirely variable; (c) the Contract is a single life Contract providing annuity income for ten years or the rest of your life, whichever is longer; (d) you are a 65 year old male; and (e) the selected Portfolios earn a constant 10% gross investment return before fees and expenses (equal to a 7.87% annualized Total Return after fees and expenses). Monthly income amounts are shown for two Benchmark Rates of Return: 3.5% and 5.0% annually. Notice that with the lower Benchmark Rate of Return your monthly income starts at a lower level but increases more rapidly. With the higher Benchmark Rate of Return monthly income starts at a higher level but increases less rapidly.

TYPES OF ANNUITY INCOME OPTIONS

At the time of purchase, you have a choice among a number of annuity income options. You also choose whether you want a minimum guaranteed number of years of annuity income. For any income option, you may choose to receive annuity income monthly, quarterly, semi-annually, or annually. Once you make these choices, they cannot be changed. The options EFILI currently offers are described below. Other annuity income options may be made available. The Federal income tax laws may limit your annuity income options where the Contract is used as a Qualified Contract.

1. Single Life Annuity. We will provide annuity income for your entire life, no matter how long that may be. Annuity income stops when you are no longer living. It is possible that your total annuity income under this option will be less than your Purchase Payment. It is even possible that you might receive annuity income only once under this option. This would happen if you were to die before the second Annuity Income Date. Because of this risk, this option offers you the highest level of annuity income. The Contract, like many annuities, pools the mortality experience of all Annuitants and Joint Annuitants. In effect, Annuitants and Joint Annuitants who live longer are subsidized by those who do not.

2. Joint and Survivor Annuity With Full Annuity Income to the Survivor. Under this option, we will provide annuity income jointly to you and the Joint Annuitant while you are both living, except that for a Qualified Contract during your lifetime we provide the income only to you. After the death of either of you, we will continue to provide the full amount of annuity income to the survivor. Annuity income stops when both you and the Joint Annuitant are no longer living. As in the case of the single life annuity described above, there is the risk that you may receive annuity income only once.

3. Joint and Survivor Annuity With Reduced Annuity Income to the Survivor. This option is like Option 2 above, except that annuity income is higher while both you and the Joint Annuitant are living, and lower when only one of you is still living. You indicate on your application whether annuity income to the survivor is reduced to two-thirds, or one-half, of the amount that it would have been were you both still alive.

4. Joint and Survivor Annuity With Full Annuity Income to the Annuitant if the Joint Annuitant Dies, But Reduced Annuity Income to the Joint Annuitant if the Annuitant Dies. This option is like Option 3 above, but annuity income is not reduced upon the death of the Joint Annuitant if the Joint Annuitant is the first to die. In case you are the first to die, you indicate on your application whether annuity income to the Joint Annuitant is reduced to two-thirds, or one-half, of the amount that it would have been were you both still alive. While you and the Joint Annuitant are both still alive, this option provides greater annuity income than Option 2 but not as much annuity income as Option 3.

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For Options 2, 3, and 4, if either you or the Joint Annuitant die before the first Annuity Income Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity issued to the survivor. This will generally result in greater annuity income.

ANNUITY INCOME INCLUDING WITHDRAWAL OPTIONS

If you have a Qualified Contract, you may elect the following options only if a portion or all of your purchase payment is allocated to the variable account. Withdrawals are not available for any allocations to fixed income. The Withdrawal option feature may not be available in your state.

Single Life Annuity with Withdrawal Option. We will provide annuity income, beginning with the first Annuity Income Date, for as long as you live unless you surrender your Contract. If you die on or after the first Annuity Income Date and before the end of the Withdrawal Period, we will provide any remaining annuity income to the beneficiary(ies) according to the terms of the Contract.

Joint and Survivor with Full Annuity Income to the Survivor with Withdrawal Option. Assuming you do not surrender your Contract or make withdrawals, we will provide full annuity income, beginning with the first Annuity Income Date, while either you or the Joint Annuitant is still living.

If either you or the Joint Annuitant dies before the first Annuity Income Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity with a Withdrawal option. If the person who dies (you or the Joint Annuitant) is an Owner and the survivor is not the deceased Owner's spouse, we will adjust the Withdrawal Period, as required by law, so that it is not longer than the life expectancy of the survivor. This may result in a shorter Withdrawal Period and a higher amount of annuity income. For any allocations to fixed income, similar adjustments will be made to the Guarantee Period, if any.

If you and the Joint Annuitant both die on or after the first Annuity Income Date and before the end of the Withdrawal Period, we will provide any remaining annuity income or Withdrawal Value to the Beneficiary(ies) according to the terms of the Contract.

GUARANTEE PERIOD

On your application, you may choose a guaranteed number of years of annuity income beginning with the first Annuity Income Date. You may choose a number of years from five (5) to forty-five (45). You may choose a Guarantee Period for annuity income options 1 through 4. If you choose an income option with a Withdrawal Option, you cannot also choose a guarantee period. If neither you nor the Joint Annuitant lives to the end of the guarantee period, any remaining annuity income will go to your Beneficiary or Beneficiaries. For Options 3 and 4 above, if you and the Joint Annuitant die at the same time, the annuity income due to any Beneficiary will be the same as if you died before the Joint Annuitant. If you choose to have a guarantee period, the amount of annuity income on each Annuity Income Date will be lower than if you had not chosen the guarantee.

If (a) you choose Option 2, 3 or 4 with a guarantee period, (b) an Owner dies before the first Annuity Income Date, and (c) the survivor (whether it is you or the Joint Annuitant) is not the deceased Owner's spouse, we will adjust the guarantee period, as required by the federal income tax laws, so that it is not longer than the life expectancy of the survivor. This may result in a shorter guarantee period and a generally higher amount of annuity income.

  Annuity Income to Beneficiary. If a Beneficiary is entitled to annuity income, the Beneficiary may choose (a) to continue receiving annuity income on each remaining Annuity Income Date, or (b) to receive a lump sum instead. The Beneficiary must notify us within 60 days of the date we receive notice of the relevant death to elect a lump sum. Otherwise, the Beneficiary will receive annuity income for the remaining guaranteed Annuity Income Dates.
  Lump Sum Payment. A lump sum will become due under a Contract if there are guaranteed Annuity Income Dates remaining and either: (a) a Beneficiary elects a lump sum on the death of the last survivor of you and the Joint Annuitant (if any), (b) a Beneficiary receiving guaranteed annuity income dies, or (c) the last survivor of you and the Joint Annuitant (if any), dies and the Beneficiary is no longer living. For (b), the lump sum will be paid to the Beneficiary's estate. For (c), it will go to the estate of the last to die of you and the Joint Annuitant (if any).

Any lump sum attributable to the fixed annuity portion of a Contract will generally be the present value of the annuity income for the remaining guaranteed Annuity Income Dates, discounted at a rate equal to the rate used to determine annuity income payments.

Any lump sum attributable to the variable annuity income portion of a Contract will generally be the present value of the annuity income for the remaining guaranteed Annuity Income Dates, based on interest compounded annually at the Benchmark Rate of Return that EFILI used in determining the annuity income on the first Annuity Income Date.

If EFILI believes that the first annuity income amount due to any Beneficiary will be less than $50, EFILI may instead provide a lump sum for the value of all remaining annuity income. The amount of the lump sum will be determined on the same basis as described above for other lump sums.

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WITHDRAWAL PROVISIONS

If you have purchased a Qualified Contract with a withdrawal option, you can withdraw amounts from the variable portion of your Contract by writing to our Annuity Service Center. See How to Make Withdrawals below.

You can not purchase a Qualified Contract with a withdrawal option if your Contract provides only fixed annuity income. Also, you can not elect a withdrawal option if you purchase a Non-qualified Contract.

The amount you can withdraw will depend on when you make the withdrawal, how much of your Purchase Payment you allocated to variable annuity income and the investment experience of your Contract. See Withdrawal Value below.

The length of time you can make withdrawals is called the Withdrawal Period or Liquidity Period. See Withdrawal (Liquidity) Period below.

Certain withdrawals will have the effect of ending your Contract, i.e. you will receive no more annuity income. Other withdrawals may shorten the Withdrawal Period. All withdrawals will reduce the amount of variable annuity income. See Effect of Withdrawals below.

How to Make Withdrawals

All requests for withdrawals must be in writing to our Annuity Service Center. You may request to withdraw all of the Withdrawal Value (full withdrawal) or a portion of the Withdrawal Value (partial withdrawal). You may not make more than two partial withdrawals each calendar year. Any partial withdrawal must be for at least $500. You may not make any partial withdrawal that would reduce your variable annuity income below $1,200 per year at the time of the withdrawal.

Withdrawal Value

The Withdrawal Value changes each Valuation Period. What follows is an overview of how we determine the Withdrawal Value for each Valuation Period. For a complete description of how the Withdrawal Value is calculated, see Withdrawal Value in the Statement of Additional Information.

The Withdrawal Value for a Valuation Period is the sum of two amounts, which we call Part A and Part B. On the day we issue your contract, the total of Part A and Part B equals your Purchase Payment less any federal, state or local taxes we deducted from your Purchase Payment. The amount you can withdraw from your Contract decreases over time, eventually becoming zero.

Part A is based on the portion of your Purchase Payment that provides variable annuity income during the Withdrawal Period. Part B is based on the portion of your Purchase Payment that provides variable annuity income after the Withdrawal Period.

Part A changes (up or down) each Valuation Period based on the investment experience of your Contract. Also, each withdrawal and each annuity income payment reduces the value of Part A. Part A becomes zero at the end of the Withdrawal Period and remains zero thereafter.

Part B also changes (up or down) each Valuation Period based on the investment experience of your Contract. Withdrawals (but not annuity income payments) also reduce the value of Part B. Beginning one year after your first Annuity Income Date, Part B reflects a percentage which declines each day. The percentage declines at a rate of 25% per year, so five years after your first Annuity Income Date Part B becomes zero and remains zero thereafter.

The reductions in the values of Part A and Part B resulting from a withdrawal are in proportion to their values just before the withdrawal.

Withdrawal (Liquidity) Period

When you purchase your Contract we set the Withdrawal Period to be equal to the life expectancy of the Annuitant or Annuitants. Life expectancy is determined in accordance with requirements published by the Internal Revenue Service. It is always expressed in whole numbers.

If no withdrawals are made from your Contract, then you or your beneficiaries will receive variable annuity income for the entire length of the Withdrawal Period. In this respect the Withdrawal Period works like a Guarantee Period, i.e. variable annuity income would be guaranteed to last for (1) the life or lives of the Annuitant(s) or (2) the Withdrawal Period, whichever is longer. However, if you make withdrawals, the Withdrawal Period may shorten or end, as described below.

If all the Annuitants die before the end of the Withdrawal Period, each Beneficiary may choose (a) to continue receiving annuity income on each remaining Annuity Income Date, or (b) to receive a lump sum instead. The Beneficiary must notify us within 60 days of the date we receive notice of the relevant death to elect a lump sum. Otherwise, the Beneficiary will receive annuity income for the remaining Annuity Income Dates in the Withdrawal Period.

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Comparing Withdrawal Period to Guarantee Period

You may compare a Contract with a Withdrawal Period to one that provides a Guarantee Period.

Under a Contract with a Withdrawal Period, variable annuity income is guaranteed to last for (1) the life or lives of the Annuitant(s) or (2) the Withdrawal Period, whichever is longer.

Under a Contract with a Guarantee Period, all annuity income (fixed and variable) is guaranteed to last for (1) the life or lives of the Annuitant(s) or (2) the Guarantee Period, whichever is longer.

Under a Contract with a Withdrawal Period, a withdrawal may cause the Withdrawal Period to shorten or end.

Under a Contract with a Guarantee Period, withdrawals are not possible, and the date on which the Guarantee Period will end will not change after the Contract is issued.

Effect of Withdrawals

Withdrawals made within five years of the first annuity income date will have different consequences from withdrawals made after the first five years. Full withdrawals will have different consequences from partial withdrawals.

YOU SHOULD THINK MORE CAREFULLY ABOUT MAKING A WITHDRAWAL THE CLOSER YOU ARE TO THE FIFTH ANNIVERSARY OF YOUR FIRST ANNUITY INCOME DATE. IN MANY CIRCUMSTANCES YOU WILL BE BETTER OFF WAITING UNTIL AFTER THAT DATE TO MAKE A WITHDRAWAL. For example, if you buy a Contract that provides only variable income, withdrawals made after the end of the fifth year of annuity income would reduce your annuity income but would not cause your annuity income to end. In the same Contract, making a full withdrawal before the end of the fifth year would result in the loss of all future annuity income and your Contract would end. See the descriptions below to understand how withdrawals made during your first five years of annuity income may have different effects from withdrawals made later.

  Full Withdrawals During First Five Years

If all of your Purchase Payment is allocated to variable annuity income and you withdraw all of the Withdrawal Value on or before the fifth anniversary of your Contract's first Annuity Income Date, your Contract will end and you will not receive any more annuity income.

If your Purchase Payment is allocated part to variable annuity income and part to fixed annuity income, and you withdraw all of the Withdrawal Value on or before the fifth anniversary of your Contract's first Annuity Income Date, you will not receive any more variable annuity income. Fixed annuity income will continue in accordance with the income option you selected.

  Partial Withdrawals During First Five Years

If you withdraw part of the Withdrawal Value on or before the fifth anniversary of your Contract's first Annuity Income Date, then the amount withdrawn will be subtracted from the Withdrawal Value and all remaining variable annuity income will be reduced, in the same ratio that the amount withdrawn bears to the Withdrawal Value. A partial withdrawal during the first five years will have no impact on the length of the remainder of the Withdrawal Period.

  Full Withdrawals After First Five Years

If you withdraw all of the Withdrawal Value after the fifth anniversary of your Contract's first Annuity Income Date, you will no longer have a Withdrawal Value, the Withdrawal Period will end, and all remaining variable annuity income will be reduced.

  Partial Withdrawals After First Five Years

If you withdraw part of the Withdrawal Value after the fifth anniversary of your Contract's first Annuity Income Date, the amount withdrawn will be subtracted from the Withdrawal Value, all remaining variable annuity income will be reduced, and the Withdrawal Period will be reduced.

The Company will allocate partial withdrawals to the Investment Options in which the Contract is then invested in the same proportion as the value in each Investment Option bears to the Withdrawal Value on the date of the partial withdrawal.

For both full and partial withdrawals made after the first five years, the value of the reduced variable annuity income plus the amount of the withdrawal will be equivalent to the value of the variable annuity income just prior to the withdrawal. The Company will determine equivalence using modified insurance industry mortality tables.

REPORTS

If part or all of your Purchase Payment is allocated to variable income, we will send you a statement showing the number of Annuity Income Units in each variable Investment Option, and the value of each Annuity Income Unit, at least once each calendar quarter, and each time you transfer Annuity Income Units among the Investment Options. If you choose the Withdrawal option, we will show your Withdrawal Value at least once each calendar quarter.

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You should verify the accuracy of your transaction confirmations and monthly statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

We will also send you semiannual reports containing financial statements for the Funds, and a list of portfolio securities of the Funds, as required by the Investment Company Act of 1940.

More About the Contract

TAX CONSIDERATIONS

Treatment of Distributions

Taxation of Distributions. The portion of an annuity income distribution that is includible in ordinary income may vary depending on the annuity income option selected under the Contract, but generally is the excess of the distribution over the "exclusion amount."

In the case of a variable annuity income distribution, the exclusion amount is generally the "investment in the contract" allocated to the variable annuity income, adjusted for any guaranteed period, divided by the expected number of periodic annuity income distributions (determined under Treasury Department regulations).

In the case of fixed annuity income distributions, the exclusion amount is generally the amount determined by multiplying the distribution by the ratio (determined under Treasury Department regulations) of (1) the investment in the Contract allocated to the fixed annuity income, adjusted for any guaranteed period, to (2) the "expected return" under the fixed annuity income distributions. For Qualified Contracts, the investment in the contract is generally zero. When the investment in the Contract is zero, annuity income distributions are fully taxable as ordinary income.

After the dollar amount of the investment in the Contract is deemed to be recovered, the entire amount of each annuity income distribution will be fully includible in income. On the other hand, should the annuity income distributions cease before the adjusted investment in the Contract is fully recovered, the person receiving those distributions at the time of their death will be allowed a deduction for the unrecovered amount of the adjusted investment in the Contract.

Where a guaranteed period of annuity income distributions is selected and no Annuitant or Joint Annuitant lives to the end of that period, the annuity income distributions made to the Beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at the time; or (2) if distributed as annuity income distributions, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income distributions thereafter are fully includible in income.

Penalty Tax. Certain distributions under the Contract may be subject to a penalty tax equal to 10% of the portion of the distribution which is includible in income. Annuity income distributions under Qualified Contracts typically will not be subject to the penalty tax. Also, the penalty tax generally will not be imposed on distributions under a Non-qualified Contract that are made (1) on or after the taxpayer attains age 59 1/2; (2) as part of a series of "substantially equal periodic payments" over the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (3) under an "immediate annuity" (as that term is defined in the tax law); or (4) in certain other situations.

In the case of a Contract held in custody for a minor under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, a distribution under the Contract ordinarily is taxable to the minor. Whether the penalty tax applies to such a distribution ordinarily is determined by the circumstance or characteristics of the minor, not the custodian. Thus, for example, a distribution taxable to a minor will not qualify for the exception to the penalty tax for distributions made on or after age 59 1/2 even if the custodian is 59 1/2 or older.

It is unclear at this time whether annuity distributions under a Non-qualified Contract prior to the recipient attaining age 59 1/2 satisfy an exception to the penalty tax. Accordingly, a prospective purchaser of a Non-qualified Contract who expects to receive distributions prior to attaining age 59 1/2 should consult a qualified tax adviser regarding the application of the penalty tax to those distributions.

Withholding and Reporting. EFILI will, as required by law, withhold and remit to the U.S. Government a part of the taxable portion of each distribution under the Contract, unless a written election not to have any amounts withheld is filed prior to the distribution. Also, EFILI will report all annuity income distributions made while you are alive as being distributed in full to you, even if you name a Joint Annuitant.

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Qualified Contracts

The Contract may be used as an Individual Retirement Annuity under Section 408(b) of the Internal Revenue Code. Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity." You should seek competent advice as to the tax consequences associated with the use of a Contract as a Qualified Contract.

Because the Contract's minimum Purchase Payment is greater than the maximum annual contribution permitted to an Individual Retirement Annuity, a Qualified Contract may be purchased only in connection with a "rollover" (including a direct trustee-to-trustee transfer, where permitted). Specifically, a Qualified Contract may be purchased only in connection with a rollover of amounts from a qualified plan, tax-sheltered annuity, or IRA.

If the Contract is used as a Qualified Contract, you must be the sole Owner of the Contract and the Annuitant. If you name a Joint Annuitant, all distributions made while you are alive must be made to you. Also, if you name a Joint Annuitant who is not your spouse, the annuity income options from which you may select may be limited, depending on the difference in ages between you and the Joint Annuitant. Furthermore, if you choose a guaranteed period, the length of the period may have to be limited in order to satisfy certain minimum distribution requirements of the Code.

In the case of a Contract with a Withdrawal Value that is issued as an Individual Retirement Annuity, we believe that the annuity income payments thereunder should satisfy the minimum distribution requirements under section 401(a)(9) of the Code. However, it is possible, though unlikely, that the IRS will determine that the annuity income payments do not satisfy those requirements. In addition, we do not know whether the withdrawal of all or a part of the Withdrawal Value constitutes a minimum required distribution which cannot be directly transferred to another IRA or rolled over. Due to this uncertainty, we will not process direct transfers to another IRA but will instead treat all withdrawals of the Withdrawal Value from the Contract as distributions for tax reporting and withholding purposes. Accordingly, we will report such withdrawals on a 1099R form. Owners should consult a tax advisor before withdrawing an amount with the intention of rolling it over to another IRA.

Tax Deferral Until Distributions are Made

Under existing provisions of the Code, any increase in the value of the Contract is generally not taxable until distributions are made under one of the Contract's annuity income options. However, as discussed below, this tax deferral generally applies only if (1) the Owner is an individual, (2) the investments in the Variable Account are adequately diversified in accordance with Treasury Department regulations, (3) EFILI, rather than the Owner, is considered the owner of the assets of the Variable Account for federal tax purposes, and (4) certain distribution requirements are met in the event that you die.

Non-natural Owner. In certain circumstances, if an Owner were a "non-natural" person, such as a corporation or a trust, the Contract would not be treated as an annuity contract for federal tax purposes, and the Owner would be taxable currently on the income and gain from the assets of the Variable Account. Accordingly, the Contract must be owned by an individual (or individuals), and will not be issued to "non-natural" persons.

Diversification Requirements. For a Contract to be treated as an annuity contract for federal income tax purposes, the investments of the Variable Account must be "adequately diversified." The Treasury Department has issued regulations which prescribe standards for determining whether the investments of the Variable Account are "adequately diversified." If the Variable Account failed to comply with these diversification standards, the Contracts would not be treated as annuity contracts for federal income tax purposes, and each Owner would be taxable currently on the income and gain from the assets of the Variable Account. Although EFILI does not control the investments of the Funds, EFILI has entered into agreements with the Funds requiring them to operate in compliance with the Treasury Department regulations so that the Variable Account will be considered "adequately diversified."

Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the contract owners' gross income.

Several years ago, the Internal Revenue Service (the "Service") stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

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The ownership rights under the Contract are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the Owner of the Contract has a choice of more Investment Options to which to allocate the Purchase Payment, and may be able to transfer among Investment Options more frequently than in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account, and thus income and gain from such assets would be includible in the Owner's income annually. In addition, it is not known what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Owner from being considered the owner of the assets of the Variable Account.

Distribution Requirements. To qualify as an annuity for federal tax purposes, the Contract must satisfy certain distribution requirements in the event of your death. The Contract contains the required distribution provisions. In certain situations, those provisions may limit the guaranteed period over which annuity income distributions can be made (if such a period is selected).

  Important. This discussion of the Tax Considerations assumes that the Contract will be treated as an annuity contract for federal income tax purposes and that EFILI will be treated as the owner of the Variable Account assets.

EFILI's Tax Status

EFILI is taxed as a life insurance company under Subchapter L of the Code. Since the operations of the Variable Account are part of, and are taxed with, the operations of EFILI, the Variable Account is not separately taxed as a "regulated investment company" under Subchapter M of the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied to increase reserves under a contract. EFILI does not expect to incur federal income taxes attributable to the Variable Account. Based on this, no charge is being made currently to the Variable Account for federal income taxes. EFILI will periodically review the need for a charge to the Variable Account for its federal income taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Under existing laws, EFILI may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes (other than premium taxes) are not significant and are not charged against the Contracts or the Variable Account. If the amount of these taxes changes substantially, EFILI may make charges for such taxes against the Variable Account.

General Tax Considerations

The above discussion is not exhaustive and is not intended as tax advice. The federal income tax consequences associated with the purchase of an immediate annuity, like the Contract, are complex, and the application of the pertinent tax rules to a particular person may vary according to facts specific to that person. A qualified tax adviser should always be consulted regarding the application of law to individual circumstances. In particular, if you name a Joint Annuitant who is not your spouse (or if the Joint Annuitant is your spouse and you and your spouse do not file joint income tax returns), you should consult a qualified tax adviser as to the tax consequences of your particular arrangement.

This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address federal estate and gift tax consequences, or state or local tax consequences, associated with the purchase of a Contract. In addition, Empire Fidelity Investments Life Insurance Company makes no guarantee regarding any tax treatment, federal, state, or local, of any Contract or of any transaction involving a Contract.

Other Contract Provisions

You should also be aware of the following important provisions of your Contract.

1. Owner(s). Before a Contract is issued, the Owner(s) also has (have) the right to (a) name the Joint Annuitant (if any); (b) allocate the Purchase Payment between fixed and variable annuity income; (c) choose an annuity income option; (d) allocate the Purchase Payment among the Investment Options; (e) choose the Benchmark Rate of Return; (f) name the Beneficiary or Beneficiaries; and (g) select the first Annuity Income Date and how often you will receive annuity income.

After a Contract is issued, each Owner named in the application has the following rights: (a) the right to change any Beneficiary; (b) the right to cancel the Contract during the free look period; (c) any right to reallocate among the Investment Options; and (d) the right to instruct us how to vote shares of an investment portfolio attributable to the Contract; and for a Contract that includes a Withdrawal option, (e) the right to withdraw from the variable portion of the Contract during the Withdrawal Period and the right to surrender the variable portion of the Contract within five years from the first annuity income date.

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A Joint Annuitant who is not an Owner when a Contract is issued will succeed to the rights in the paragraph above if he or she survives the Owner. When no Owner or Joint Annuitant is still alive, each Beneficiary will have (a) the right to reallocate among the Investment Options, and (b) the right to instruct us how to vote shares of an investment portfolio attributable to the Contract, with respect to his or her share of annuity income.

2. Annuitant. You have the right to receive annuity income under the terms of the Contract. You also have rights as an Owner as described above.

3. Joint Annuitant. For Non-qualified Contracts, the Joint Annuitant (if any), has the right to receive annuity income jointly with you under the terms of the Contract. The Joint Annuitant may also be an Owner, or succeed to the rights of the Owner(s) as described above. For Qualified Contracts (a) all annuity income during your lifetime must be received only by you, and (b) the Joint Annuitant may not be an Owner.

4. Beneficiary. You may name one or more Beneficiaries when you complete your application. You may change Beneficiaries later, unless you have designated an irrevocable Beneficiary, in which case we will require the consent of the irrevocable Beneficiary in writing. The Beneficiary (or Beneficiaries) will receive (a) annuity income for the remainder of any guarantee period after the death(s) of the Annuitant (and Joint Annuitant if any); and (b) a refund of your Purchase Payment if you (and the Joint Annuitant, if any) do not live to the first Annuity Income Date. Surviving Beneficiaries will receive equal shares unless you specify otherwise. A Beneficiary may be a "Primary Beneficiary" or a "Contingent Beneficiary." No Contingent Beneficiary has the right to proceeds unless all of the Primary Beneficiaries die before proceeds are determined. If a Beneficiary receiving annuity income dies, we will provide a lump sum to his or her estate. See Types of Annuity Income Options on page <Click Here>.

The Beneficiary (or Beneficiaries) will receive any remaining Withdrawal Period annuity income if neither you nor the Joint Annuitant (if any) survives to the end of the Withdrawal Period.

Surviving Beneficiaries will receive equal shares unless you specify otherwise. If (1) no Beneficiary survives you and the Joint Annuitant (if any); and (2) the Withdrawal Period or guarantee period (if any) has not ended; we will provide a lump sum to the estate of the last to die of you and the Joint Annuitant.

The Beneficiary has choices if you (and the Joint Annuitant, if any) die before the end of the Withdrawal Period or guarantee period, if any:

The Beneficiary may choose (a) to continue receiving annuity income on each remaining Annuity Income Date, or (b) to receive the Withdrawal Value plus the present value of fixed annuity income (if any). If a Contract with a withdrawal option is within its first five years after the first annuity income date, it will typically be more advantageous for the Beneficiary to choose option (b). The Beneficiary must notify us within 60 days of the date we receive notice of the relevant death to elect a lump sum. Otherwise, the Beneficiary will receive annuity income for the remaining guaranteed Annuity Income Dates.

If a Beneficiary receiving annuity income dies, a lump sum will be provided to the Beneficiary's estate. The fixed annuity income portion of any lump sum will be the present value of the annuity income for the remaining guaranteed Annuity Income Dates, discounted at a rate equal to the rate used to determine annuity income payments. The variable annuity income portion will be the Withdrawal Value.

A Beneficiary may be a "Primary Beneficiary" or a "Contingent Beneficiary." No Contingent Beneficiary has the right to proceeds unless all of the Primary Beneficiaries die before proceeds are determined. See Types of Annuity Income Options on page <Click Here>.

5. Misstatement of Date of Birth or Sex. If the date of birth or sex of you or the Joint Annuitant has been misstated, EFILI will change the benefits to those which the proceeds would have purchased had the correct date(s) of birth and sex(es) been stated.

If the misstatement is not discovered until after the first Annuity Income Date, EFILI will take the following action: (1) if EFILI provided too much annuity income, EFILI will add interest at the rate of 6% per year compounded annually and withhold annuity income on subsequent following Annuity Income Date(s) until it has recovered the excess; (2) if EFILI provided too little annuity income, we will make up the balance plus interest at the rate of 6% per year compounded annually in a lump sum.

6. Assignment. The Contract may not be assigned.

7. Dividends. The Contract is "non-participating." This means that there are no dividends. Investment results of the Investment Options are reflected in benefits.

8. Notification of Death. Any Beneficiary claiming an interest in the Contract must provide us in writing with due proof of your death and the death of the Joint Annuitant (if any) at the Annuity Service Center. We will not be responsible for any annuity income paid to you or the Joint Annuitant (if any) before we receive due proof of death at the Annuity Service Center.

You and the Joint Annuitant are each responsible for notifying EFILI of the death of the other. Each Beneficiary is responsible for notifying EFILI of the death of the last surviving Annuitant or Joint Annuitant. Upon the death of the last person with the right to receive annuity income under a Contract, that person's executor is responsible for notifying EFILI. If too much annuity income is provided because EFILI is not notified of a death, EFILI may withhold annuity income on subsequent Annuity Income Dates, or take legal action, until it has recovered any excess amounts.

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SELLING THE CONTRACTS

The Contracts are distributed through Fidelity Brokerage Services LLC and Fidelity Insurance Agency, Inc. Each is a subsidiary of FMR Corp., the parent company of EFILI. Fidelity Brokerage Services LLC is the principal underwriter (distributor) of the Contracts. Fidelity Distributors Corporation is the distributor of the Fidelity family of funds, including the Fidelity Funds. The principal business address of Fidelity Brokerage Services LLC and Fidelity Distributors Corporation is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Insurance Agency, Inc. receives sales compensation from EFILI of not more than 3% of the Purchase Payments. Amounts paid by EFILI to Fidelity Insurance Agency, Inc. will be paid out of the general assets of EFILI, which may include proceeds derived from mortality and expense risk charges EFILI deducts from the Variable Account.

POSTPONEMENT OF BENEFITS

We will usually send annuity income within seven days of the Annuity Income Date. We will usually send any lump sum distributions to Beneficiaries within seven days of the day we receive proper notice. We will usually send any Death Benefit within seven days after we receive due proof of your death (for a single life Contract) or the deaths of you and the Joint Annuitant (for a joint life Contract). However, we may delay sending these amounts if (1) the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement for any other reason.

More About the Variable Account and the Funds

CHANGES IN INVESTMENT OPTIONS

We may from time to time make additional Subaccounts available to you. These Subaccounts will invest in investment portfolios that we find suitable for the Contract.

EFILI also has the right to eliminate any Subaccount, to combine two or more Investment Options, or substitute a new portfolio or fund for the Portfolio in which a Subaccount invests. A substitution may become necessary if, in EFILI's judgment, a Portfolio or Fund no longer suits the purpose of the Contract. This may happen due to a change in laws or regulations, or a change in a Portfolio's investment objectives or restrictions, or because the Portfolio is no longer available for investment, or for some other reason. EFILI would obtain prior approval from the SEC and any other required approvals before making such a substitution.

EFILI also reserves the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law or to deregister the Variable Account under such Act in the event such registration is no longer required.

TOTAL RETURN FOR A SUBACCOUNT

The Total Return reflects the investment performance of a Subaccount, less all expenses and charges, for the Valuation Period. EFILI determines the Total Return of a Subaccount at the end of each Valuation Period. Such determinations are made as of the close of business each day the New York Stock Exchange is open for business.

Shares of the Funds are valued at net asset value. Any dividends or capital gains distributions of a Portfolio of the Funds are reinvested in shares of that Portfolio.

VOTING RIGHTS

EFILI will vote shares of the Funds owned by the Variable Account according to your instructions. However, if the Investment Company Act of 1940 or any related regulations or interpretations should change, and EFILI decides that it is permitted to vote the shares of the Funds in its own right, it may decide to do so.

EFILI calculates the number of shares that you may instruct it to vote by dividing the reserve maintained in each Investment Option to meet the obligations under the Contract by the net asset value of one share of the corresponding Portfolio. Fractional votes will be counted. EFILI reserves the right to modify the manner in which it calculates the weight to be given to your voting instructions where such a change is necessary to comply with Federal regulations or interpretations of those regulations.

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EFILI will determine the number of shares you can instruct it to vote 90 days or less before the applicable Fund shareholder meeting. At least 14 days before the meeting, we will mail you material for providing your voting instructions.

If your voting instructions are not received in time, EFILI will vote the shares in the same proportion as the instructions received with regard to all other contracts issued through the Variable Account. EFILI will also vote shares it holds in the Variable Account that are not attributable to contracts in the same proportionate manner. Under certain circumstances, EFILI may be required by state regulatory authorities to disregard voting instructions. This may happen if following such instructions would change the sub-classification or investment objectives of the Portfolios, or result in the approval or disapproval of an investment advisory contract.

Under Federal regulations, EFILI may also disregard instructions to vote for changes in investment policies or the investment Adviser if it disapproves of the proposed changes. EFILI would disapprove a proposed change only if it were contrary to state law, prohibited by state regulatory authorities, or if it decided that the change would result in overly speculative or unsound investments. If EFILI ever disregards voting instructions, it will include a summary of its actions in the next semi-annual report.

RESOLVING MATERIAL CONFLICTS

The Funds are available to separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts EFILI establishes.

Although EFILI does not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in a Fund. A conflict may occur due to a change in law affecting the operations of variable life insurance and variable annuity separate accounts, differences in the voting instructions we receive and instructions received by other companies, or some other reason. In the event of a conflict, it is possible that the Variable Account might be required to withdraw its investment in the Funds. In the event of any conflict, we will take any steps necessary to protect Annuitants, Joint Annuitants, and Beneficiaries.

PERFORMANCE

Performance information for the Investment Options may appear in reports and advertising to current and prospective Owners, Annuitants, Joint Annuitants, and Beneficiaries. The performance information is based on historical investment experience of the Investment Options and the Funds and does not indicate or represent future performance.

  Total returns are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in Portfolio share price, the automatic reinvestment by the separate account of all distributions and the deduction of applicable annuity charges.
  A cumulative total return reflects performance over a stated period of time.
  An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in an Investment Option's returns, you should recognize that they are not the same as actual year-by-year results.
  Some Investment Options may also advertise yield. These measures reflect the income generated by an investment in the Investment Option over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses.
  The Money Market Investment Option may advertise its current and effective yield. Current yield reflects the income generated by an investment in the Investment Option over a 7 day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The Investment Grade Bond and the High Income Investment Options may advertise a 30 day yield which reflects the income generated by an investment in the Investment Option over a 30 day period.

LITIGATION

Neither EFILI, the Variable Account, nor Fidelity Brokerage Services LLC is a party to any material litigation.

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Appendix - Illustrations Of Values

We have prepared the following tables to show how investment performance affects your variable annuity income over time. In these illustrations, we assume that you are the person who will receive the variable annuity income.

The variable annuity income amounts reflect two different assumptions for a constant investment return before all expenses: 0% and 12%. These are hypothetical rates of return and, of course, EFILI does not guarantee that you will earn these returns for any one year or any sustained period of time. The tables are for illustrative purposes only and do not represent past or future investment returns.

Your variable income may be more or less than the income shown if the actual returns of the Investment Options are different than those illustrated. Since it is very likely that your investment returns will fluctuate over time, you can expect that the amount of your annuity income will also fluctuate. The total amount of annuity income ultimately received will depend on how long you live and whether you choose a guarantee period option or the withdrawal option.

Another factor which determines the amount of variable annuity income is the Benchmark Rate of Return. You choose the Benchmark Rate of Return from the options available. The following description assumes you make no withdrawals. Income will increase from one Annuity Income Date to the next if the annualized Total Return during that time is greater than the Benchmark Rate of Return you choose, and will decrease if the annualized Total Return is less than the Benchmark Rate of Return.

Two tables follow. The first is based on a Contract without a withdrawal provision and the second is based on a Contract with a withdrawal provision.

The income amounts shown reflect the deduction of all fees and expenses. Portfolio management fees and operating expenses are assumed to be at an annual rate of 1.16% of their average daily net assets. Actual fees and expenses under the Contract may be higher or lower, will vary from year to year, and will depend on how you allocate among the portfolios. The mortality and expense risk and administration charge are assumed to be at an annual rate of 1% of the average daily net assets.

Upon request we will furnish a customized illustration based on your individual circumstances and choice of annuity options.

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Income Advantage Illustration
Annuitant:	John Doe	Purchase Date:	June 5, 2002
Sex:	Male	First Income Date:	July 15, 2002
Date of Birth:	June 15, 1932	Frequency of Income:	Monthly
Income Option:	Single Life	Annuity Purchase Amount:	$100,000
Guarantee Period:	10 Years	Source of Funds:	Non-IRA
		State of Residence:	New York
Purchase Allocation:	100% Variable	Benchmark Rate of Return:	5.00%

The purpose of this illustration is to show how much your future income payments could be given a hypothetical rate of return. Your actual payments will depend on the performance of the investment Portfolios you choose. You can expect payments to go up and down and no minimum dollar amount of income is guaranteed.

			Monthly Annuity Income Projection
			Hypothetical 0% Return*		Hypothetical 12% Return*
Year	Age	Date	Income Payments	Cumulative Payments	Income Payments	Cumulative Payments

1	70	7/15/02	$ 716	$ 716	$ 725	$ 725
2	71	7/15/03	$ 668	$ 8,993	$ 757	$ 9,635
3	72	7/15/04	$ 622	$ 16,706	$ 790	$ 18,934
4	73	7/15/05	$ 580	$ 23,894	$ 825	$ 28,640
5	74	7/15/06	$ 540	$ 30,592	$ 861	$ 38,770
6	75	7/15/07	$ 504	$ 36,835	$ 899	$ 49,344
7	76	7/15/08	$ 469	$ 42,652	$ 938	$ 60,380
8	77	7/15/09	$ 437	$ 48,074	$ 979	$ 71,899
9	78	7/15/10	$ 408	$ 53,126	$ 1,022	$ 83,923
10	79	7/15/11	$ 380	$ 57,835	$ 1,066	$ 96,472
11	80	7/15/12	$ 354	$ 62,222	$ 1,113	$ 109,570
12	81	7/15/13	$ 330	$ 66,312	$ 1,162	$ 123,241
13	82	7/15/14	$ 307	$ 70,122	$ 1,213	$ 137,511
14	83	7/15/15	$ 286	$ 73,674	$ 1,266	$ 152,404
15	84	7/15/16	$ 267	$ 76,983	$ 1,321	$ 167,950
16	85	7/15/17	$ 249	$ 80,067	$ 1,379	$ 184,175
17	86	7/15/18	$ 232	$ 82,942	$ 1,439	$ 201,110
18	87	7/15/19	$ 216	$ 85,620	$ 1,502	$ 218,786
19	88	7/15/20	$ 201	$ 88,116	$ 1,568	$ 237,236
20	89	7/15/21	$ 188	$ 90,443	$ 1,636	$ 256,493
			Monthly Annuity Income Projection
			Hypothetical 0% Return*		Hypothetical 12% Return*
Year	Age	Date	Income Payments	Cumulative Payments	Income Payments	Cumulative Payments

21	90	7/15/22	$ 175	$ 92,611	$ 1,708	$ 276,592
22	91	7/15/23	$ 163	$ 94,631	$ 1,783	$ 297,570
23	92	7/15/24	$ 152	$ 96,514	$ 1,861	$ 319,467
24	93	7/15/25	$ 142	$ 98,268	$ 1,942	$ 342,321
25	94	7/15/26	$ 132	$ 99,903	$ 2,027	$ 366,175
26	95	7/15/2027	$ 123	$ 101,427	$ 2,116	$ 391,073

* Hypothetical returns are before all expenses. All illustrated income payments reflect the deduction of fees & expenses. The corresponding net returns (after expenses) are: -2.15% and 9.59%.

If you allocate 100% to fixed income, the amount of income you would receive each month is $776.71.



Longevity Information**
Assuming you're in good health and age 69, there's a	50% chance of living to age	25% chance of living to age

	86	92

** Source: 2000 Individual Annuitant Mortality Table.

This illustration is valid for money received by June 5, 2002.

This illustration must be preceded or accompanied by a current prospectus. After the freelook period, no surrenders are allowed.

Income Advantage is issued by Empire Fidelity Investments Life Insurance Company, NY, NY and is distributed by Fidelity Brokerage Services LLC,

Member NYSE, SIPC, Fidelity Insurance Agency, Inc.

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Income Advantage Illustration
Annuitant:	John Doe	Purchase Date:	June 5, 2002
Sex:	Male	First Income Date:	July 15, 2002
Date of Birth:	June 15, 1932	Frequency of Income:	Monthly
Income Option:	Single Life	Annuity Purchase Amount:	$100,000
		Source of Funds:	IRA/Qualified
		State of Residence:	New York
Purchase Allocation:	100% Variable	Benchmark Rate of Return:	5.00%
		Withdrawal Option:	Yes

The purpose of this illustration is to show how much your future income payments could be given a hypothetical rate of return. Your actual payments will depend on the performance of the investment Portfolios you choose. You can expect payments to go up and down and no minimum dollar amount of income is guaranteed.

			Monthly Annuity Income Projection
			Hypothetical 0% Return*			Hypothetical 12% Return*
Year	Age	Date	Income Payments	Cumulative Payments	Withdrawal Value	Income Payments	Cumulative Payments	Withdrawal Value

	69	6/5/02			$ 100,000			$ 100,000
1	70	7/15/02	$ 651	$ 651	$ 99,111	$ 659	$ 659	$ 100,350
2	71	7/15/03	$ 607	$ 8,171	$ 89,529	$ 688	$ 8,754	$ 101,525
3	72	7/15/04	$ 565	$ 15,179	$ 77,596	$ 718	$ 17,204	$ 98,553
4	73	7/15/05	$ 527	$ 21,710	$ 66,467	$ 749	$ 26,023	$ 94,548
5	74	7/15/06	$ 491	$ 27,797	$ 56,081	$ 782	$ 35,227	$ 89,347
6	75	7/15/07	$ 458	$ 33,469	$ 46,391	$ 816	$ 44,835	$ 82,779
7	76	7/15/08	$ 426	$ 38,755	$ 40,146	$ 852	$ 54,863	$ 80,232
8	77	7/15/09	$ 397	$ 43,681	$ 34,407	$ 889	$ 65,329	$ 77,013
9	78	7/15/10	$ 370	$ 48,272	$ 29,123	$ 928	$ 76,254	$ 73,009
10	79	7/15/11	$ 345	$ 52,550	$ 24,262	$ 969	$ 87,656	$ 68,121
11	80	7/15/12	$ 322	$ 56,537	$ 19,794	$ 1,011	$ 99,558	$ 62,245
12	81	7/15/13	$ 300	$ 60,252	$ 15,690	$ 1,056	$ 111,980	$ 55,261
13	82	7/15/14	$ 279	$ 63,715	$ 11,925	$ 1,102	$ 124,945	$ 47,041
14	83	7/15/15	$ 260	$ 66,941	$ 8,475	$ 1,150	$ 138,478	$ 37,441
15	84	7/15/16	$ 243	$ 69,949	$ 5,315	$ 1,200	$ 152,603	$ 26,302
16	85	7/15/17	$ 226	$ 72,751	$ 2,427	$ 1,253	$ 167,345	$ 13,450
17	86	7/15/18	$ 211	$ 75,363	$ 0	$ 1,308	$ 182,733	$ 0
18	87	7/15/19	$ 196	$ 77,796	$ 0	$ 1,365	$ 198,794	$ 0
19	88	7/15/20	$ 183	$ 80,065	$ 0	$ 1,425	$ 215,558	$ 0
20	89	7/15/21	$ 171	$ 82,178	$ 0	$ 1,487	$ 233,055	$ 0
			Monthly Annuity Income Projection
			Hypothetical 0% Return*			Hypothetical 12% Return*
Year	Age	Date	Income Payments	Cumulative Payments	Withdrawal Value	Income Payments	Cumulative Payments	Withdrawal Value

21	90	7/15/2022	$ 159	$ 84,148	$ 0	$ 1,552	$ 251,317	$ 0
22	91	7/15/2023	$ 148	$ 85,984	$ 0	$ 1,620	$ 270,379	$ 0
23	92	7/15/2024	$ 138	$ 87,694	$ 0	$ 1,691	$ 290,274	$ 0
24	93	7/15/2025	$ 129	$ 89,289	$ 0	$ 1,765	$ 311,040	$ 0
25	94	7/15/2026	$ 120	$ 90,774	$ 0	$ 1,842	$ 332,715	$ 0
26	95	7/15/2027	$ 112	$ 92,159	$ 0	$ 1,922	$ 355,338	$ 0

* Hypothetical returns are before all expenses. All illustrated income payments reflect the deduction of fees & expenses. The corresponding net returns (after expenses) are: -2.15% and 9.59%.

If you allocate 100% to fixed income, the amount of income you would receive each month is $716.53.



Longevity Information**
Assuming you're in good health and age 69, there's a	50% chance of living to age	25% chance of living to age

	86	92

** Source: 2000 Individual Annuitant Mortality Table.

This illustration is valid for money received by June 5, 2002.

This illustration must be preceded or accompanied by a current prospectus.

Income Advantage is issued by Empire Fidelity Investments Life Insurance Company, NY, NY and is distributed by Fidelity Brokerage Services LLC,

Member NYSE, SIPC, Fidelity Insurance Agency, Inc.

EFIAL7

Table of Contents of the
Statement of Additional Information

Service Agreements
General Information
Performance
Safekeeping of Variable Account Assets
Distribution of the Contracts
State Regulation
Legal Matters
Registration Statement

Investment Company Act of 1940 File No. 811-06388

EFIAL7-pro-0402
1.756516.101

EFIAL7

INDIVIDUAL RETIREMENT ANNUITY
DISCLOSURE STATEMENT

1. Internal Revenue Service Regulations require you be given this Disclosure Statement to make certain that you fully understand the nature of an Individual Retirement Annuity (IRA). For this reason, it is important that you read this statement carefully.

Revocation

2. You are allowed to revoke or cancel your IRA within thirty (30) days of the later of (1) the date of the application for the IRA; or (2) the date you receive the IRA Contract. A revocation treats an IRA as if it never existed. If you revoke within ten days of receiving the Contract, EFILI will refund the greater of (1) your Purchase Payment in full, neither crediting your Contract for earnings, nor charging it with any administrative expenses; or (2) your Purchase Payment plus the investment performance of the Money Market Investment Option. If you revoke later during the Free Look Period, EFILI will refund your Purchase Payment adjusted for investment performance.

You may revoke your IRA by mailing or delivering a notice of revocation to:

Empire Fidelity Investments Life Insurance Company
Annuity Service Center
200 Liberty Street, Tower A
One World Financial Center
New York, New York 10281 (has this address changed??)

A notice of revocation shall be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.

Any question regarding this procedure may be directed to a Fidelity Annuity Specialist at 1-800-544-2442.

Contributions

3. You may establish an IRA for the purpose of rolling over all or a portion of certain distributions from a qualified plan, tax sheltered annuity, individual retirement account or other IRA within 60 days of receipt of the distribution. The amount of your rollover IRA contribution will not be included in your taxable income for the year in which you receive the distribution.

4. Subsequent contributions will not be accepted.

5. No deduction is allowed for a rollover contribution.

Investments

6. The assets in your IRA are nonforfeitable.

7. The IRA is not transferable and is established for the exclusive benefit of you and your designated beneficiary or beneficiaries.

Distributions

8. Distributions from your IRA generally will be included in your gross income for Federal income tax purposes for the year in which you receive them.

9. To the extent it's included in gross income, distributions from your IRA made before age 59 1/2 will be subject to a 10% non-deductible penalty tax (in addition to being taxable as ordinary income) unless the distribution is (1) rolled over or transferred to another IRA; (2) made on account of your death or disability; (3) one of a scheduled series of "substantially equal periodic payments" over your life (or life expectancy) or the joint lives (or joint life expectancy) of yourself and the second person designated by you; or (4) satisfied by some other exception to this penalty tax.

10. You must begin receiving distributions of the assets in your IRAs by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. Subsequent distributions must be made by December 31 of each year.

11. Generally, you may select any of the annuity income options under the Contract as the method of distribution for the assets of this IRA. However, if you name a Joint Annuitant who is not your spouse, the joint and survivor annuity income options from which you may select may be limited, depending on the difference in ages between you and the Joint Annuitant. Also, if you name a Joint Annuitant, all distributions made while you are alive must be made to you. Furthermore, if you choose a guarantee period, it generally may not be longer than your life expectancy (or the joint life and last survivor expectancy of you and the Joint Annuitant, if any).

EFVIA-92160

12. Once distributions are required to begin, they must not be less than the amount each year (determined by actuarial tables) which would exhaust the value of all your IRAs over the required distribution period, which is generally your life expectancy or the joint life and last survivor expectancy of you and your spouse. You will be subject to a 50% excise tax on the amount by which the distribution you actually received in any year falls short of the minimum distribution required for the year.

13. If you die before your entire interest is distributed, the remaining interest, if any, will be distributed as follows:

(a) If you die after distribution of your interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to your death.

(b) If you die before distributions have begun, the entire remaining interest must be distributed as follows:

(1) if there is no Joint Annuitant, by December 31st of the year containing the fifth anniversary of your death, and usually within seven days after we receive due proof of your death; or

(2) if there is a Joint Annuitant, in equal or substantially equal payments over the life or the life with a period certain not exceeding the life expectancy of the Joint Annuitant starting by December 31st of the year following the year of your death.

14. You may rollover all or a portion of your IRA into another IRA or individual retirement annuity and maintain the tax-deferred status of these assets. Tax-free rollovers between IRAs may be made no more than once every twelve months.

Other Tax Considerations

15. Distributions are taxed generally as ordinary income under Federal income tax laws.

16. The tax treatment of single sum distributions under Section 402(d) of the Code is not applicable to distributions from IRAs.

17. Reporting to the IRS will be required by you in the event that special taxes or penalties described herein are due. You must file Treasury Form 5329 with the IRS for each taxable year in which a premature distribution takes place, excess distributions are made, or less than the required minimum amount is distributed from your IRA. The Tax Reform Act of 1986 also requires you to report the amount of all distributions you received from your IRA and the aggregate balance of all IRAs as of the end of the calendar year.

18. The Contract has been approved as to form for use as an IRA by the IRS. Such approval is a determination only as to the form of the Contract, and does not represent a determination of the merits of the Contract.

19 Further information can be obtained from any district of the IRS.

Prohibited Transactions

20. If you or your designated beneficiary borrow any money under, or by use of, all or a portion of your IRA, then the entire Contract will lose its IRA classification, and the entire balance in your Contract will be treated as distributed to you and subject to the 10% penalty tax on premature distributions, discussed above.

Financial Information

21. The value of your investment will depend on how you allocate your Purchase Payment between fixed and variable annuity income. The portion of your Purchase Payment allocated to fixed annuity income results in income that is the same from one Annuity Income Date to the next unless you choose an annuity income option that calls for decreasing annuity income upon your death or the death of the Joint Annuitant. The annuity income from the portion of your Purchase Payment allocated to the Investment Options will depend upon the actual investment performance of the Investment Options you choose. No minimum amount of variable annuity income is guaranteed. See your prospectus for a more detailed description.

22. As further described in the prospectus, the following are all the charges that EFILI currently makes:

(a) Administrative Charge

EFILI deducts a daily charge from the assets of the Investment Options equivalent to an effective annual rate of 0.25%. This charge is not made against any portion of your Purchase Payment allocated to the purchase of fixed annuity income.

(b) Mortality and Expense Risk Charge

EFILI deducts a daily charge from the assets of the Investment Options equivalent to an effective annual rate of 0.75%. This charge is not made against any portion of your Purchase Payment allocated to the purchase of fixed annuity income.

(c) Portfolio Expenses

The Portfolios associated with the Investment Options incur operating expenses and pay monthly management fees. The level of expenses varies by Portfolio. These charges do not apply to any portion of your Purchase Payment allocated to the purchase of fixed annuity income.

THIS PAGE INTENTIONALLY LEFT BLANK

EFVIA-92160

PART B

INFORMATION REQUIRED IN A STATEMENT

OF ADDITIONAL INFORMATION

INCOME ADVANTAGE
STATEMENT OF ADDITIONAL INFORMATION
April 30, 2002

This Statement of Additional Information supplements the information found in the current Prospectus for the variable annuity contracts ("Contracts") offered by Empire Fidelity Investments Life Insurance Company through its Variable Annuity Account A (the "Variable Account"). You may obtain a copy of the Prospectus dated April 30, 2002, without charge by calling 1-800-544-2442.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ TOGETHER WITH THE PROSPECTUS FOR THE CONTRACT.

TABLE OF CONTENTS	PAGE
Service Agreements	<Click Here>
General Information	<Click Here>
Performance	<Click Here>
Safekeeping of Variable Account Assets	<Click Here>
Distribution of the Contracts	<Click Here>
State Regulation	<Click Here>
Legal Matters	<Click Here>
Registration Statement	<Click Here>
Independent Accountants	<Click Here>
Financial Statements	<Click Here>

EFIAL7-ptb-0402
1.756517.101

SERVICE AGREEMENTS

We have entered into a service agreement with Fidelity Investments Life Insurance Company ("FILI"), our parent. FILI may provide accounting, underwriting, claims, actuarial and data processing services.

GENERAL INFORMATION

We may advertise quotes of Owners, Annuitants, Joint Annuitants or Beneficiaries discussing Income Advantage or services provided by EFILI. In addition, we may from time to time use statistics in advertising to support the growth of annuity sales. Information to support these statistics may be obtained from the Life Insurance Marketing Research Association, A.M. Best, American Council of Life Insurers or the Variable Annuity Research and Data Service.

From time to time, we may reprint and use as advertising and sales literature, articles or quotes from financial or business publications and periodicals. In addition, we may reference or discuss the products and services of other affiliated companies, which may include: Fidelity funds; retirement investing; brokerage products and services; saving for college; and charitable giving.

In addition, Empire Fidelity Investments Life may also provide information to help individuals understand their investment goals and explore various financial strategies. In communicating these strategies, we may:

  compare the differences between tax deferred and taxable investments;
  discuss factors to consider when purchasing the contract;
  discuss the effects of probate when transferring the contract to heirs;
  discuss traditional sources of retirement income and products which may be used to supplement that income;
  discuss effects of inflation on fixed-income sources and how the variable Investment Options may be used as a potential hedge against inflation during the deferral and income periods;
  illustrate and compare the effects additional payments and/or withdrawals have on a contract;
  discuss strategies of reducing risk through diversification of purchase payments and providing hypothetical investment mixes;
  discuss past returns of different classes of investments, based on data supplied through various sources such as Ibbotson Associates of Chicago, Illinois and;
  assist policyholders with inquiries regarding their annuity.

This information may be obtained from various sources such as The U.S. Department of the Treasury, U.S. Department of Labor, and Individual Annuitant Mortality Table. We may present this information through various methods such as charts, graphs, illustrations, and tables.

You may purchase the contract with proceeds from various sources such as transactions qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code.

Investments by the Subaccounts in securities of foreign issuers may result in a foreign investment tax credit which we will claim on our federal income tax filings. Also, we receive fees from the funds' Advisers for administrative services we provide.

(THIS SECTION ONLY APPLIES TO VARIABLE ANNUITY INCOME)

Withdrawal (Liquidity) Value

If you elect annuity income with a Withdrawal Option the following provisions are applicable.

The amount you can withdraw from this Contract at the close of a Valuation Period is called the Withdrawal Value. There are two parts to your Withdrawal Value, Part A and Part B. The sum of Part A and Part B equals your Withdrawal Value.

  Part A

Part A is based on the portion of your Purchase Payment that provides variable annuity income during the Withdrawal Period. On the Contract Date, Part A equals this portion of the Purchase Payment less any deductions made from this portion for state, federal or local taxes.

At the end of each subsequent Valuation Period, a new value for Part A is computed, as follows:

(1) Start with Part A at the close of the prior Valuation Period.

(2) With respect to each variable Subaccount to which your Contract is allocated, multiply (1) by the Net Investment Factor for the applicable Subaccount. See Net Investment Factor on page iv of the Prospectus. Then add the values for each variable Subaccount together.

(3) If an Annuity Income Date occurs during the Valuation Period, subtract from (2) an amount equal to the amount of the variable annuity income payment for that Annuity Income Date.

(4) Subtract from (3) an amount attributable to any withdrawals made during the Valuation Period. To determine the amount subtracted, multiply the amount of the withdrawal by a fraction, the numerator of which is the value of Part A at the close of the current Valuation Period and the denominator of which is the sum of Part A and Part B at the close of the current Valuation Period, without regard to the withdrawal during the Valuation Period.

Part A becomes zero at the end of your Withdrawal Period and remains zero thereafter.

  Part B

Part B is based on the remainder of your variable Purchase Payment and reflects the portion of your Purchase Payment that provides variable annuity income after the Withdrawal Period. On the Contract Date, Part B equals this portion of the Purchase Payment less any deductions made from this portion for state, federal or local taxes.

At the end of each subsequent Valuation Period, a new value for Part B is computed, as follows:

(1) Start with Part B at the close of the prior Valuation Period.

(2) With respect to each variable Subaccount to which your Contract is allocated, multiply (1) by the Net Investment Factor for the applicable Subaccount. Then add the values for each variable Subaccount together.

(3) Subtract from (2) an amount attributable to any withdrawals made during the Valuation Period. To determine the amount subtracted, multiply the amount of the withdrawal by a fraction, the numerator of which is the value of Part B at the close of the current Valuation Period and the denominator of which is the sum of Part A and Part B at the close of the current Valuation Period, without regard to the withdrawal during the Valuation Period.

(4) Multiply (3) by a fraction, the numerator of which is the percentage factor at the end of the current Valuation Period, and the denominator of which is the percentage factor at the end of the prior Valuation Period.

The percentage factor is 100% until one year after your first Annuity Income Date. The percentage factor then declines daily at a rate of 25% each year, becoming zero on the fifth anniversary of your first Annuity Income Date and remaining at zero thereafter. Thus Part B becomes zero on the fifth anniversary of your first Annuity Income Date and remains zero thereafter.

PERFORMANCE

Performance information for any Investment Option may be compared, in reports and advertising to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue's Money Market Institutional Averages and other indices; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Morningstar, or the Variable Annuity Research and Data Service, widely used independent research firms which rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges and investment management costs.

Total returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration. Reports and advertising may also contain other information including the ranking of any Investment Option derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, rating services, companies, publications or other persons who rank separate accounts or other investment products.

The tables below provide performance results for each Investment Option through December 31, 2001. The performance information is based on the historical investment experience of the Investment Options and of the Portfolios. It does not indicate or represent future performance.

Total Return

Total returns quoted in advertising reflect all aspects of an Investment Option's return, including the automatic reinvestment by the separate account of all distributions and any change in the Investment Option's value over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Investment Option over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Investment Option's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of an Investment Option.

Table 1 shows the average annual total return on a hypothetical investment in the Investment Options for the last year, from the date that the Portfolios began operations, from the date each Portfolio began in the Separate Account, and, for Portfolios in existence for five years or more, for five years, through December 31, 2000. For any Portfolio in existence ten years or more, figures are shown for a ten year period. The returns reflect the risk and administrative charges (1% on an annual basis).

Table 1: Average Annual Total Return for Period Ending on December 31, 2001 if contract issued at commencement of Portfolio (which in most cases it was not).

Investment Option	Start Date	One Year	Five Years	Ten Years/Life of Fund
Fidelity
Asset Manager	9/6/89	(5.05)%	6.21%	8.16%*
Asset Manager: Growth	1/3/95	(8.32)%	5.49%	9.53%
Balanced	1/3/95	(2.57)%	6.12%	7.45%
Contrafund	1/3/95	(13.13)%	9.33%	14.59%
Equity-Income	10/9/86	(5.91)%	8.30%	12.47%*
Growth	10/9/86	(18.48)%	10.54%	12.26%*
Growth & Income	12/31/96	(9.66)%	9.01%	9.01%
Growth Opportunities	1/3/95	(15.28)%	2.65%	8.33%
High Income	9/19/85	(12.62)%	(4.55)%	4.23%*
Index 500	8/27/92	(12.99)%	9.24%	12.30%
Investment Grade Bond	12/5/88	7.37%	6.15%	5.86%*
Mid Cap	12/28/98	(4.18)%	N/A	24.39%
Money Market	4/1/82	3.14%	4.26%	3.87%*
Overseas	1/28/87	(21.96)%	1.70%	4.82%*
Consumer Industries[1]	7/30/01	N/A	N/A	N/A
Cyclical Industries[1]	7/30/01	N/A	N/A	N/A
Financial Services[1]	7/30/01	N/A	N/A	N/A
Health Care[1]	7/30/01	N/A	N/A	N/A
Natural Resources[1]	7/30/01	N/A	N/A	N/A
Technology[1]	7/30/01	N/A	N/A	N/A
Telecommunications & Utilities[1]	7/30/01	N/A	N/A	N/A
Morgan Stanley
Emerging Markets Debt	6/16/97	8.99%	N/A	1.92%
Emerging Markets Equity	10/1/96	(7.43)%	(4.16)%	(4.38)%
Global Value Equity	1/2/97	(7.98)%	N/A	7.87%
International Magnum	1/2/97	(20.10)%	N/A	(0.11)%
PBHG
Growth II	5/1/97	(41.07)%	N/A	1.88%
Select 20	9/25/97	(36.81)%	N/A	10.35%
Select Value	10/28/97	0.70%	N/A	15.11%
Small Cap Value	10/28/97	5.00%	N/A	16.08%
Technology & Communications	5/1/97	(52.80)%	N/A	4.19%
Strong
Mid Cap Growth Fund II	12/31/96	(31.47)%	12.19%	12.19%
Opportunity Fund II	5/8/92	(4.67)%	13.41%	15.47%
Credit Suisse2
Global Post-Venture Capital[3]	9/30/96	(29.35)%	1.66%	1.06%
International Focus[4]	6/30/95	(23.06)%	(2.85)%	0.09%
Small Cap Growth[5]	6/30/95	(16.85)%	4.45%	8.92%

* 10 Years Return shown

1 Performance will be available after the fund has been in existence for one year.

2 Formerly known as Credit Suisse Asset Management/Warburg Pincus Funds

3 Formerly known as CS Warburg Pincus Global Post-Venture Capital

4 Formerly known as CS Warburg Pincus International Equity

5 Formerly known as CS Warburg Pincus Small Company Growth

Average Annual Total Return for Period Ending on December 31, 2001 from date Portfolio Began in Separate Account.

Investment Option	Date When Portfolio Began In Separate Account	Ten Years/Life of Fund
Fidelity
Asset Manager	6/3/92	7.95%
Asset Manager: Growth	1/9/95	9.57%
Balanced	1/27/97	6.00%
Contrafund	1/9/95	14.68%
Equity-Income	6/3/92	12.21%
Growth	6/3/92	13.15%
Growth & Income	1/27/97	8.79%
Growth Opportunities	1/27/97	2.30%
High Income	6/3/92	2.93%
Index 500	11/2/92	12.27%
Investment Grade Bond	6/3/92	5.99%
Mid Cap	4/30/00	4.29%
Money Market	6/3/92	3.89%
Overseas	6/3/92	4.33%
Consumer Industries[1]	7/30/01	N/A
Cyclical Industries[1]	7/30/01	N/A
Financial Services[1]	7/30/01	N/A
Health Care[1]	7/30/01	N/A
Natural Resources[1]	7/30/01	N/A
Technology[1]	7/30/01	N/A
Telecommunications & Utilities[1]	7/30/01	N/A
Morgan Stanley
Emerging Markets Debt	11/24/97	3.32%
Emerging Markets Equity	11/24/97	(4.88)%
Global Value Equity	11/24/97	4.65%
International Magnum	11/24/97	(2.21)%
PBHG
Growth II	11/24/97	0.89%
Select 20	11/24/97	11.88%
Select Value	11/24/97	15.02%
Small Cap Value	11/24/97	16.33%
Technology & Communications	11/24/97	3.60%
Strong
Mid Cap Growth Fund II	11/24/97	8.88%
Opportunity Fund II	11/24/97	10.96%
Credit Suisse
Global Post-Venture Capital	11/24/97	(0.20)%
International Focus	11/24/97	(2.96)%
Small Cap Growth	11/24/97	2.47%

1 Performance will be available after the fund has been in existence for one year.

In addition to average annual returns, the Investment Options may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period.

Table 2 shows the cumulative total return on a hypothetical investment in the Investment Options for stated periods from the date the Portfolios began operations, and from the date each Portfolio began in the separate account (if less than 10 years), through December 31, 2001. The returns reflect the risk and administrative charge (1% on an annual basis).

Table 2: Cumulative Total Return for Period Ending on December 31, 2001.

Investment Option	Start Date	One Year	Five Years	Ten Years/Life of Fund
Fidelity
Asset Manager	9/6/89	(5.05)%	35.12%	119.06%*
Asset Manager: Growth	1/3/95	(8.32)%	30.64%	89.13%
Balanced	1/3/95	(2.57)%	34.60%	65.31%
Contrafund	1/3/95	(13.13)%	56.24%	159.41%
Equity-Income	10/9/86	(5.91)%	49.01%	223.88%*
Growth	10/9/86	(18.48)%	65.03%	217.93%*
Growth & Income	12/31/96	(9.66)%	53.94%	53.94%
Growth Opportunities	1/3/95	(15.28)%	13.97%	75.10%
High Income	9/19/85	(12.62)%	(20.77)%	51.29%*
Index 500	8/27/92	(12.99)%	55.58%	195.82%
Investment Grade Bond	12/5/88	7.37%	34.75%	76.70%*
Mid Cap	12/28/98	(4.18)%	N/A	92.94%
Money Market	4/1/82	3.14%	23.22%	46.21%*
Overseas	1/28/87	(21.96)%	8.79%	60.13%*
Consumer Industries[1]	7/30/01	N/A	N/A	N/A
Cyclical Industries[1]	7/30/01	N/A	N/A	N/A
Financial Services[1]	7/30/01	N/A	N/A	N/A
Health Care[1]	7/30/01	N/A	N/A	N/A
Natural Resources[1]	7/30/01	N/A	N/A	N/A
Technology[1]	7/30/01	N/A	N/A	N/A
Telecommunications & Utilities[1]	7/30/01	N/A	N/A	N/A
Morgan Stanley
Emerging Markets Debt	6/16/97	8.99%	N/A	9.00%
Emerging Markets Equity	10/1/96	(7.43)%	(19.14)%	(20.98)%
Global Value Equity	1/2/97	(7.98)%	N/A	46.05%
International Magnum	1/2/97	(20.10)%	N/A	(0.52)%
PBHG
Growth II	5/1/97	(41.07)%	N/A	9.09%
Select 20	9/25/97	(36.81)%	N/A	52.23%
Select Value	10/28/97	0.70%	N/A	80.01%
Small Cap Value	10/28/97	5.00%	N/A	86.47%
Technology & Communications	5/1/97	(52.80)%	N/A	21.15%
Strong
Mid Cap Growth Fund II	12/31/96	(31.47)%	77.77%	77.77%
Opportunity Fund II	5/8/92	(4.67)%	87.57%	300.87%
Credit Suisse
Global Post-Venture Capital	9/30/96	(29.35)%	8.58%	5.71%
International Focus	6/30/95	(23.06)%	(13.47)%	0.58%
Small Cap Growth	6/30/95	(16.85)%	24.35%	74.42%

1 Performance will be available after the fund has been in existence for one year.

* 10 Years Return shown (The Separate Account inception date is 7/22/87.)

Cumulative Total Return From Date When Portfolio Began in Separate Account.

Investment Option	Date When Portfolio Began In Separate Account	Ten Years/Life of Fund
Fidelity
Asset Manager	6/3/92	108.18%
Asset Manager: Growth	1/9/95	89.32%
Balanced	1/27/97	33.29%
Contrafund	1/9/95	160.19%
Equity-Income	6/3/92	201.75%
Growth	6/3/92	226.62%
Growth & Income	1/27/97	51.45%
Growth Opportunities	1/27/97	11.87%
High Income	6/3/92	31.89%
Index 500	11/2/92	188.95%
Investment Grade Bond	6/3/92	74.60%
Mid Cap	4/30/00	7.26%
Money Market	6/3/92	44.22%
Overseas	6/3/92	50.17%
Consumer Industries[1]	7/30/01	N/A
Cyclical Industries[1]	7/30/01	N/A
Financial Services[1]	7/30/01	N/A
Health Care[1]	7/30/01	N/A
Natural Resources[1]	7/30/01	N/A
Technology[1]	7/30/01	N/A
Telecommunications & Utilities[1]	7/30/01	N/A
Morgan Stanley
Emerging Markets Debt	11/24/97	14.33%
Emerging Markets Equity	11/24/97	(18.57)%
Global Value Equity	11/24/97	20.49%
International Magnum	11/24/97	(8.76)%
PBHG
Growth II	11/24/97	3.71%
Select 20	11/24/97	58.52%
Select Value	11/24/97	77.62%
Small Cap Value	11/24/97	86.01%
Technology & Communications	11/24/97	15.62%
Strong
Mid Cap Growth Fund II	11/24/97	41.81%
Opportunity Fund II	11/24/97	53.21%
Credit Suisse
Global Post-Venture Capital	11/24/97	(0.81)%
International Focus	11/24/97	(11.61)%
Small Cap Growth	11/24/97	10.55%

1 Performance will be available after the fund has been in existence for one year.

Yields

Some Investment Options may also advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Investment Option over a stated period of time, not taking into account capital gains or losses. Yields are annualized and stated as a percentage. Yields quoted in advertising may be based on historical seven day periods.

Current yield for the Money Market Investment Option reflects the income generated by the Investment Option over a 7 day period. Current yield is calculated by determining the change (net of management fees and the 1% annuity charge) of a hypothetical account containing one share of the underlying Portfolio exclusive of capital changes. This change is divided by the value of the account at the beginning of the base period to obtain the base period return. This base period return is annualized by multiplying by (365/7). The resulting yield figure is carried to the nearest hundredth of a percent. Effective yield is obtained by compounding the base period return over a one year period. Since the reinvestment of income is assumed in the calculation of the effective yield, it will generally be higher than the current yield. For the 7 day period ending on December 31, 2001, the Money Market Investment Option had a current yield of 1.05% and an effective yield of 1.06%.

A 30 day yield for bond Investment Options reflects the income generated by an Investment Option over a 30 day period. Current yield is calculated by determining the interest income (net of management fees and the 1% annuity charge) of a hypothetical account containing one share exclusive of capital changes. Yield will be computed by dividing the net interest income during the period by the value of the hypothetical account at the end of the period. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of premium from income on a daily basis and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are generally excluded from the calculation. The 30 day yield for the period ending on December 31, 2001 was 4.04% for the Investment Grade Bond Investment Option, 8.28% for the High Income Investment Option and 7.97% for Emerging Markets Debt Investment Option.

Annuity Income

Periodic annuity income amounts may be illustrated using the historical performance of the Investment Options, the Standard & Poor's 500 Composite Stock Price Index or other recognized investment benchmark portfolios. All illustrations will reflect the 1% annual annuity charge and actual or assumed Portfolio expenses.

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

The assets of the Variable Account are held by EFILI. The assets of the Variable Account are held apart from our general account assets and any other separate accounts we may establish. We maintain records of all purchases and redemptions of the shares of the Funds held by the variable Investment Options. We maintain fidelity bond coverage for the acts of our officers and employees.

DISTRIBUTION OF THE CONTRACTS

As explained in the Prospectus, the Contracts are distributed through Fidelity Brokerage Services LLC and Fidelity Insurance Agency, Inc., which are affiliated with FMR Corp. and EFILI. The offering of the contracts is continuous, and we do not anticipate discontinuing offering the Contracts. However, we reserve the right to discontinue offering the contracts.

STATE REGULATION

EFILI is subject to regulation by the Department of Insurance of the State of New York, which periodically examines our financial condition and operations. The Contract described in the Prospectus and Statement of Additional Information has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions where we do business to determine solvency and compliance with applicable insurance laws and regulations.

LEGAL MATTERS

The legal validity of the Contracts described in the Prospectus and Statement of Additional Information has been passed on by David J. Pearlman, General Counsel of EFILI. Morgan, Lewis & Bockius LLP of Washington, D.C. has passed on matters relating to federal securities laws.

REGISTRATION STATEMENT

We have filed a Registration Statement under the Securities Act of 1933 with the SEC relating to the Contracts. The Prospectus and Statement of Additional Information do not include all the information in the Registration Statement. We have omitted certain portions pursuant to SEC rules. You may obtain the omitted information from the SEC's main office in Washington, D.C. by paying the SEC's prescribed fees.

INDEPENDENT ACCOUNTANTS

The balance sheets of Empire Fidelity Investments Life Insurance Company as of December 31, 2001 and 2000, and the related statements of income and comprehensive income, of stockholder's equity, and of cash flows for each of the three years in the period ended December 31, 2001, and the statement of assets and liabilities of the Empire Fidelity Investments Variable Annuity Account A as of December 31, 2001, and the related statements of operations and of changes in net assets for each of the periods indicated included in this registration statement have been included herein in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of EFILI included herein should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon our ability to meet our obligations under the Contracts.

Empire Fidelity® Investments

Variable Annuity Account A

Annual Report

December 31, 2001

(fidelity_logo)(Empire_Fidelity_Investments_Life_insurance_Company)(registered trademark)

This report and the financial statements contained herein are submitted for the general information of Empire Fidelity Investments Life Insurance Company variable annuity owners. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Neither Empire Fidelity Investments Life Insurance Company nor Fidelity Brokerage Services LLC is a bank, and neither the annuities nor mutual fund shares are backed or guaranteed by any bank or insured by the FDIC.

Annual Report

Empire Fidelity Investments Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2001

(In thousands, except per unit data)	Subaccounts Investing In:
	VIP - Money Market	VIP - High Income	VIP - Equity- Income	VIP - Growth	VIP - Overseas	VIP II - Investment Grade Bond	VIP II - Asset Manager
Assets:
Investments at market value	$ 154,219	$ 11,999	$ 126,466	$ 139,277	$ 18,489	$ 72,205	$ 76,330
Receivable from EFILI	0	0	2	0	0	0	0
Total Assets	154,219	11,999	126,468	139,277	18,489	72,205	76,330
Liabilities:
Payable to EFILI	0	0	0	3	0	0	0
Total net assets	$ 154,219	$ 11,999	$ 126,468	$ 139,274	$ 18,489	$ 72,205	$ 76,330
Net Assets:
Accumulation reserves	$ 147,366	$ 10,278	$ 115,201	$ 131,019	$ 17,916	$ 63,702	$ 69,868
Annuity reserves	6,853	1,721	11,267	8,255	573	8,503	6,462
Total net assets	$ 154,219	$ 11,999	$ 126,468	$ 139,274	$ 18,489	$ 72,205	$ 76,330
Units outstanding	8,115	604	2,712	2,394	792	3,063	2,700
Unit value (accumulation)	$ 19.008514	$ 19.886674	$ 46.654507	$ 58.196121	$ 23.357914	$ 23.587346	$ 28.280809
	Subaccounts Investing In:
	VIP II - Index 500	VIP II - Asset Manager: Growth	VIP II - Contrafund	VIP III - Balanced	VIP III - Growth & Income	VIP III - Growth Opportunities	VIP III - Mid Cap
Assets:
Investments at market value	$ 90,484	$ 22,591	$ 138,778	$ 11,513	$ 41,456	$ 12,987	$ 40,822
Receivable from EFILI	0	0	1	0	0	0	0
Total Assets	90,484	22,591	138,779	11,513	41,456	12,987	40,822
Liabilities:
Payable to EFILI	0	0	0	0	0	0	0
Total net assets	$ 90,484	$ 22,591	$ 138,779	$ 11,513	$ 41,456	$ 12,987	$ 40,822
Net Assets:
Accumulation reserves	$ 82,422	$ 20,006	$ 127,262	$ 9,366	$ 35,432	$ 11,627	$ 36,118
Annuity reserves	8,062	2,585	11,517	2,147	6,024	1,360	4,704
Total net assets	$ 90,484	$ 22,591	$ 138,779	$ 11,513	$ 41,456	$ 12,987	$ 40,822
Units outstanding	3,054	1,184	5,291	857	2,716	1,152	3,794
Unit value (accumulation)	$ 29.638938	$ 19.091796	$ 26.239041	$ 13.441455	$ 15.272833	$ 11.281487	$ 10.762472
(In thousands, except per unit data)	Subaccounts Investing In:
	VIP IV - Telecomm. and Utilities Growth	VIP IV - Technology	VIP IV - Natural Resources	VIP IV - Health Care	VIP IV - Financial Services	VIP IV - Cyclical Industries	VIP IV - Consumer Industries
Assets:
Investments at market value	$ 504	$ 3,683	$ 637	$ 5,182	$ 2,356	$ 447	$ 374
Receivable from EFILI	0	0	0	0	0	0	0
Total Assets	504	3,683	637	5,182	2,356	447	374
Liabilities:
Payable to EFILI	0	0	0	0	0	0	0
Total net assets	504	3,683	637	5,182	2,356	447	374
Net Assets:
Accumulation reserves	$ 451	$ 3,463	$ 573	$ 4,940	$ 2,146	$ 407	$ 294
Annuity reserves	53	220	64	242	210	40	80
Total net assets	504	3,683	637	5,182	2,356	447	374
Units outstanding	58	389	68	510	242	44	38
Unit value (accumulation)	$ 8.68498	$ 9.463743	$ 9.375755	$ 10.16507	$ 9.744088	$ 10.116741	$ 9.785084
	Subaccounts Investing In:
	UIF - Emerging Markets Equity	UIF - Emerging Markets Debt	UIF - Global Value Equity	UIF - International Magnum	PBHG - Growth II	PBHG - Small Cap Value	PBHG - Select Value
Assets:
Investments at market value	$ 3,162	$ 1,234	$ 2,364	$ 749	$ 13,177	$ 29,637	$ 27,829
Receivable from EFILI	0	0	23	0	0	0	0
Total Assets	3,162	1,234	2,387	749	13,177	29,637	27,829
Liabilities:
Payable to EFILI	0	0	0	0	0	0	0
Total net assets	$ 3,162	$ 1,234	$ 2,387	$ 749	$ 13,177	$ 29,637	$ 27,829
Net Assets:
Accumulation reserves	$ 3,017	$ 1,209	$ 1,873	$ 673	$ 12,913	$ 27,541	$ 24,924
Annuity reserves	145	25	514	76	264	2,096	2,905
Total net assets	$ 3,162	$ 1,234	$ 2,387	$ 749	$ 13,177	$ 29,637	$ 27,829
Units outstanding	385	107	197	81	1,260	1,581	1,555
Unit value (accumulation)	$ 8.210851	$ 11.527943	$ 12.149142	$ 9.199539	$ 10.456936	$ 18.755969	$ 17.909615
(In thousands, except per unit data)	Subaccounts Investing In:
	PBHG - Technology & Communications	PBHG - Select 20	SVIF - Mid Cap Growth Fund II	SVIF - Opportunity Fund II	CST - Small Cap Growth	CST - International Focus	CST - Global Post-Venture Capital
Assets:
Investments at market value	$ 37,753	$ 30,581	$ 16,327	$ 10,771	$ 6,264	$ 1,426	$ 1,608
Receivable from EFILI	0	0	0	0	0	0	0
Total Assets	37,753	30,581	16,327	10,771	6,264	1,426	1,608
Liabilities:
Payable to EFILI	0	0	0	0	0	0	0
Total net assets	$ 37,753	$ 30,581	$ 16,327	$ 10,771	$ 6,264	$ 1,426	$ 1,608
Net Assets:
Accumulation reserves	$ 36,669	$ 29,120	$ 15,149	$ 9,597	$ 5,958	$ 1,376	$ 1,456
Annuity reserves	1,084	1,461	1,178	1,174	306	50	152
Total net assets	$ 37,753	$ 30,581	$ 16,327	$ 10,771	$ 6,264	$ 1,426	$ 1,608
Units outstanding	3,239	1,914	1,142	697	562	160	161
Unit value (accumulation)	$ 11.658292	$ 15.983617	$ 14.298737	$ 15.448644	$ 11.147229	$ 8.912959	$ 10.001788

See accompanying notes which are an integral part of the financial statements.

Annual Report

Empire Fidelity Investments Variable Annuity Account A

Statements of Operations

For the year ended December 31, 2001

(In thousands)	Subaccounts Investing In:
	VIP - Money Market	VIP - High Income	VIP - Equity- Income	VIP - Growth	VIP - Overseas	VIP II - Investment Grade Bond	VIP II - Asset Manager
Income:
Dividends	$ 6,087	$ 1,832	$ 2,156	$ 133	$ 1,285	$ 1,372	$ 3,295
Expenses:
Mortality and expense risk charges	1,140	102	960	1,184	168	363	584
Administrative and other charges	104	12	89	110	15	40	53
Net investment income (loss)	4,843	1,718	1,107	(1,161)	1,102	969	2,658
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	0	(499)	1,712	4,054	(700)	734	(308)
Realized gain distributions	0	0	6,056	12,468	2,031	0	1,236
Net realized gain (loss) on investments	0	(499)	7,768	16,522	1,331	734	928
Unrealized appreciation (depreciation)	0	(3,212)	(16,963)	(51,057)	(8,107)	1,168	(7,775)
Net increase (decrease) in net assets from operations	$ 4,843	$ (1,993)	$ (8,088)	$ (35,696)	$ (5,674)	$ 2,871	$ (4,189)
	Subaccounts Investing In:
	VIP II - Index 500	VIP II - Asset Manager: Growth	VIP II - Contrafund	VIP III - Balanced	VIP III - Growth & Income	VIP III - Growth Opportunities	VIP III - Mid Cap
Income:
Dividends	$ 1,111	$ 733	$ 1,247	$ 329	$ 587	$ 59	$ 0
Expenses:
Mortality and expense risk charges	707	179	1,108	76	320	107	307
Administrative and other charges	69	20	105	10	34	11	34
Net investment income (loss)	335	534	34	243	233	(59)	(341)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	3,391	(424)	6,347	(2)	(237)	(547)	299
Realized gain distributions	0	884	4,401	0	1,886	0	0
Net realized gain (loss) on investments	3,391	460	10,748	(2)	1,649	(547)	299
Unrealized appreciation (depreciation)	(17,407)	(3,272)	(33,341)	(480)	(6,481)	(1,973)	(2,048)
Net increase (decrease) in net assets from operations	$ (13,681)	$ (2,278)	$ (22,559)	$ (239)	$ (4,599)	$ (2,579)	$ (2,090)
	Subaccounts Investing In:
	VIP IV - Telecomm. and Utilities Growth*	VIP IV - Technology*	VIP IV - Natural Resources*	VIP IV - Health Care*	VIP IV - Financial Services*	VIP IV - Cyclical Industries*	VIP IV - Consumer Industries*
Income:
Dividends	$ 1	$ 0	$ 1	$ 0	$ 5	$ 0	$ 0
Expenses:
Mortality and expense risk charges	1	6	2	16	5	1	1
Administrative and other charges	1	3	2	92	3	0	0
Net investment income (loss)	(1)	(9)	(3)	(108)	(3)	(1)	(1)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	2	49	(12)	(100)	15	(1)	5
Realized gain distributions	0	0	0	10	0	0	0
Net realized gain (loss) on investments	2	49	(12)	(90)	15	(1)	5
Unrealized appreciation (depreciation)	(15)	81	(15)	(2)	14	20	(2)
Net increase (decrease) in net assets from operations	$ (14)	$ 121	$ (30)	$ (200)	$ 26	$ 18	$ 2

* For the period July 30, 2001 (commencement of operations) through December 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations - continued

(In thousands)	Subaccounts Investing In:
	UIF - Emerging Markets Equity	UIF - Emerging Markets Debt	UIF - Global Value Equity	UIF - International Magnum	PBHG - Growth II	PBHG - Small Cap Value	PBHG - Select Value
Income:
Dividends	$ 0	$ 100	$ 25	$ 4	$ 0	$ 26	$ 64
Expenses:
Mortality and expense risk charges	28	7	16	6	113	188	176
Administrative and other charges	2	1	2	1	11	20	18
Net investment income (loss)	(30)	92	7	(3)	(124)	(182)	(130)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(336)	3	(7)	(38)	(4,904)	266	358
Realized gain distributions	0	0	0	0	0	478	237
Net realized gain (loss) on investments	(336)	3	(7)	(38)	(4,904)	744	595
Unrealized appreciation (depreciation)	(12)	(21)	(172)	(157)	(4,660)	132	(2,354)
Net increase (decrease) in net assets from operations	$ (378)	$ 74	$ (172)	$ (198)	$ (9,688)	$ 694	$ (1,889)
	Subaccounts Investing In:
	PBHG - Technology & Communications	PBHG - Select 20	SVIF - Mid Cap Growth Fund II	SVIF - Opportunity Fund II	CST - Small Cap Growth	CST - International Focus	CST - Global Post-Venture Capital
Income:
Dividends	$ 0	$ 0	$ 0	$ 38	$ 0	$ 0	$ 0
Expenses:
Mortality and expense risk charges	413	293	155	74	50	14	16
Administrative and other charges	39	27	16	7	5	2	1
Net investment income (loss)	(452)	(320)	(171)	(43)	(55)	(16)	(17)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(23,126)	1,053	(980)	5	(746)	(195)	(333)
Realized gain distributions	21,115	10,051	0	1,602	0	0	0
Net realized gain (loss) on investments	(2,011)	11,104	(980)	1,607	(746)	(195)	(333)
Unrealized appreciation (depreciation)	(47,600)	(31,805)	(7,565)	(2,151)	(900)	(251)	(523)
Net increase (decrease) in net assets from operations	$ (50,063)	$ (21,021)	$ (8,716)	$ (587)	$ (1,701)	$ (462)	$ (873)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Empire Fidelity Investments Variable Annuity Account A

Statements of Changes in Net Assets

For the years ended December 31, 2001 and 2000

(In thousands)	Subaccounts Investing In:
	VIP - Money Market		VIP - High Income		VIP - Equity-Income		VIP - Growth
	12/31/01	12/31/00	12/31/01	12/31/00	12/31/01	12/31/00	12/31/01	12/31/00
Operations:
Net investment income (loss)	$ 4,843	$ 5,308	$ 1,718	$ 1,217	$ 1,107	$ 1,309	$ (1,161)	$ (1,563)
Net realized gain (loss) on investments	0	0	(499)	(666)	7,768	17,695	16,522	33,060
Unrealized appreciation (depreciation)	0	0	(3,212)	(4,680)	(16,963)	(11,270)	(51,057)	(57,775)
Net increase (decrease) in net assets from operations	4,843	5,308	(1,993)	(4,129)	(8,088)	7,734	(35,696)	(26,278)
Contract Transactions:
Payments received from contract owners	65,965	64,318	447	1,265	7,537	2,598	5,309	18,508
Transfers between sub-accounts and the fixed account, net	(2,755)	(6,688)	859	(2,861)	5,919	(24,062)	(15,179)	(1,540)
Contract benefits	(805)	(273)	(151)	(157)	(1,295)	(888)	(1,031)	(1,059)
Contract terminations	(38,210)	(11,143)	(974)	(1,321)	(7.910)	(5,938)	(8,015)	(9,721)
Contract maintenance charges	(7)	(4)	(1)	(1)	(13)	(13)	(22)	(23)
Other transfers (to) from EFILI, net	(3)	(3)	3	2	(1)	33	(18)	23
Net increase (decrease) in net assets from contract transactions	24,185	46,207	183	(3,073)	4,237	(28,270)	(18,956)	6,188
Total increase (decrease) in net assets	29,028	51,515	(1,810)	(7,202)	(3,851)	(20,536)	(54,652)	(20,090)
Net Assets:
Beginning of period	125,191	73,676	13,809	21,011	130,319	150,855	193,926	214,016
End of period	$ 154,219	$ 125,191	$ 11,999	$ 13,809	$ 126,468	$ 130,319	$ 139,274	$ 193,926
Units Issued, Transferred and Redeemed:
Beginning balance	6,808	4,224	608	712	2,634	3,279	2,722	2,653
Units issued	3,784	4,340	20	45	165	60	84	234
Units transferred	(302)	(741)	35	(93)	121	(535)	(257)	(16)
Units redeemed	(2,175)	(1,015)	(59)	(56)	(208)	(170)	(155)	(149)
Ending balance	8,115	6,808	604	608	2,712	2,634	2,394	2,722
	Subaccounts Investing In:
	VIP - Overseas		VIP II - Investment Grade Bond		VIP II - Asset Manager		VIP II - Index 500
	12/31/01	12/31/00	12/31/01	12/31/00	12/31/01	12/31/00	12/31/01	12/31/00
Operations:
Net investment income (loss)	$ 1,102	$ 228	$ 969	$ 974	$ 2,658	$ 2,258	$ 335	$ 334
Net realized gain (loss) on investments	1,331	6,012	734	217	928	8,552	3,391	14,831
Unrealized appreciation (depreciation)	(8,107)	(13,284)	1,168	620	(7,775)	(15,008)	(17,407)	(27,885)
Net increase (decrease) in net assets from operations	(5,674)	(7,044)	2,871	1,811	(4,189)	(4,198)	(13,681)	(12,720)
Contract Transactions:
Payments received from contract owners	573	3,336	18,723	2,637	3,626	3,229	6,182	6,440
Transfers between sub-accounts and the fixed account, net	(3,280)	(1,780)	32,103	736	(955)	(5,624)	(2,941)	(16,173)
Contract benefits	(82)	(87)	(499)	(119)	(594)	(1,572)	(619)	(532)
Contract terminations	(1,349)	(1,217)	(3,668)	(566)	(3,987)	(5,576)	(4,903)	(4,182)
Contract maintenance charges	(3)	(3)	(2)	(1)	(9)	(10)	(11)	(11)
Other transfers (to) from EFILI, net	(4)	(1)	(4)	3	10	12	8	22
Net increase (decrease) in net assets from contract transactions	(4,145)	248	46,653	2,690	(1,909)	(9,541)	(2,284)	(14,436)
Total increase (decrease) in net assets	(9,819)	(6,796)	49,524	4,501	(6,098)	(13,739)	(15,965)	(27,156)
Net Assets:
Beginning of period	28,308	35,104	22,681	18,180	82,428	96,167	106,449	133,605
End of period	$ 18,489	$ 28,308	$ 72,205	$ 22,681	$ 76,330	$ 82,428	$ 90,484	$ 106,449
Units Issued, Transferred and Redeemed:
Beginning balance	948	943	1,035	915	2,773	3,083	3,132	3,536
Units issued	22	99	820	127	128	106	201	181
Units transferred	(123)	(46)	1,426	41	(52)	(153)	(87)	(446)
Units redeemed	(55)	(48)	(218)	(48)	(149)	(263)	(192)	(139)
Ending balance	792	948	3,063	1,035	2,700	2,773	3,054	3,132
(In thousands)	Subaccounts Investing In:
	VIP II - Asset Manager: Growth		VIP II - Contrafund		VIP III - Balanced		VIP III - Growth & Income
	12/31/01	12/31/00	12/31/01	12/31/00	12/31/01	12/31/00	12/31/01	12/31/00
Operations:
Net investment income (loss)	$ 534	$ 435	$ 34	$ (886)	$ 243	$ 210	$ 233	$ 231
Net realized gain (loss) on investments	460	3,829	10,748	38,788	(2)	330	1,649	8,058
Unrealized appreciation (depreciation)	(3,272)	(8,547)	(33,341)	(51,968)	(480)	(1,037)	(6,481)	(10,984)
Net increase (decrease) in net assets from operations	(2,278)	(4,283)	(22,559)	(14,066)	(239)	(497)	(4,599)	(2,695)
Contract Transactions:
Payments received from contract owners	1,336	2,058	4,714	9,788	1,895	663	2,973	3,114
Transfers between sub-accounts and the fixed account, net	(2,215)	(3,823)	(9,783)	(21,104)	1,456	(1,398)	(1,118)	(17,642)
Contract benefits	(266)	(222)	(955)	(1,195)	(157)	(138)	(585)	(496)
Contract terminations	(1,523)	(1,025)	(8,677)	(5,349)	(472)	(336)	(2,472)	(1,688)
Contract maintenance charges	(3)	(4)	(21)	(22)	(1)	(1)	(7)	(7)
Other transfers (to) from EFILI, net	(18)	6	14	7	1	4	10	8
Net increase (decrease) in net assets from contract transactions	(2,689)	(3,010)	(14,708)	(17,875)	2,722	(1,206)	(1,199)	(16,711)
Total increase (decrease) in net assets	(4,967)	(7,293)	(37,267)	(31,941)	2,483	(1,703)	(5,798)	(19,406)
Net Assets:
Beginning of period	27,558	34,851	176,046	207,987	9,030	10,733	47,254	66,660
End of period	$ 22,591	$ 27,558	$ 138,779	$ 176,046	$ 11,513	$ 9,030	$ 41,456	$ 47,254
Units Issued, Transferred and Redeemed:
Beginning balance	1,326	1,456	5,841	6,392	656	740	2,802	3,778
Units issued	71	90	183	315	145	48	194	183
Units transferred	(118)	(159)	(349)	(621)	108	(95)	(63)	(997)
Units redeemed	(95)	(61)	(384)	(245)	(52)	(37)	(217)	(162)
Ending balance	1,184	1,326	5,291	5,841	857	656	2,716	2,802
	Subaccounts Investing In:
	VIP III - Growth Opportunities		VIP III - Mid Cap		VIP IV - Telecommunications and Utilities Growth**	VIP IV - Technology**
	12/31/01	12/31/00	12/31/01	12/31/00*	12/31/01	12/31/01
Operations:
Net investment income (loss)	$ (59)	$ 170	$ (341)	$ 48	$ (1)	$ (9)
Net realized gain (loss) on investments	(547)	3,210	299	202	2	49
Unrealized appreciation (depreciation)	(1,973)	(7,753)	(2,048)	2,275	(15)	81
Net increase (decrease) in net assets from operations	(2,579)	(4,373)	(2,090)	2,525	(14)	121
Contract Transactions:
Payments received from contract owners	255	429	6,065	8,293	208	730
Transfers between sub-accounts and the fixed account, net	(1,475)	(11,918)	(3,037)	32,449	311	2,854
Contract benefits	(136)	(210)	(316)	(61)	(1)	(3)
Contract terminations	(817)	(705)	(2,456)	(550)	0	(20)
Contract maintenance charges	(2)	(2)	(4)	(1)	0	0
Other transfers (to) from EFILI, net	0	3	7	(2)	0	1
Net increase (decrease) in net assets from contract transactions	(2,175)	(12,403)	259	40,128	518	3,562
Total increase (decrease) in net assets	(4,754)	(16,776)	(1,831)	42,653	504	3,683
Net Assets:
Beginning of period	17,741	34,517	42,653	0	0	0
End of period	$ 12,987	$ 17,741	$ 40,822	$ 42,653	$ 504	$ 3,683
Units Issued, Transferred and Redeemed:
Beginning balance	1,335	2,137	3,805	0	0	0
Units issued	22	29	605	794	23	82
Units transferred	(118)	(744)	(311)	3,095	35	309
Units redeemed	(87)	(87)	(305)	(84)	0	(2)
Ending balance	1,152	1,335	3,794	3,805	58	389

* For the period May 1, 2000 (commencement of operations) through December 31, 2000.

** For the period July 30, 2001 (commencement of operations) through December 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

(In thousands)		Subaccounts Investing In:
VIP IV - Natural Resources**		VIP IV - Health Care**	VIP IV - Financial Services**	VIP IV - Cyclical Industries**
	12/31/01	12/31/01	12/31/01	12/31/01
Operations:
Net investment income (loss)	$ (3)	$ (108)	$ (3)	$ (1)
Net realized gain (loss) on investments	(12)	(90)	15	(1)
Unrealized appreciation (depreciation)	(15)	(2)	14	20
Net increase (decrease) in net assets from operations	(30)	(200)	26	18
Contract Transactions:
Payments received from contract owners	60	1,076	576	15
Transfers between sub-accounts and the fixed account, net	608	4,335	1,764	414
Contract benefits	(1)	(5)	(3)	(1)
Contract terminations	0	(24)	(6)	0
Contract maintenance charges	0	0	0	0
Other transfers (to) from EFILI, net	0	0	(1)	1
Net increase (decrease) in net assets from contract transactions	667	5,382	2,330	429
Total increase (decrease) in net assets	637	5,182	2,356	447
Net Assets:
Beginning of period	0	0	0	0
End of period	$ 637	$ 5,182	$ 2,356	$ 447
Units Issued, Transferred and Redeemed:
Beginning balance	0	0	0	0
Units issued	6	107	60	2
Units transferred	62	406	183	42
Units redeemed	0	(3)	(1)	0
Ending balance	68	510	242	44
Subaccounts Investing In:
VIP IV - Consumer Industries**		UIF - Emerging Markets Equity		UIF - Emerging Markets Debt		UIF - Global Value Equity
	12/31/01	12/31/01	12/31/00	12/31/01	12/31/00	12/31/01	12/31/00
Operations:
Net investment income (loss)	$ (1)	$ (30)	$ (63)	$ 92	$ 71	$ 7	$ 22
Net realized gain (loss) on investments	5	(336)	1,248	3	14	(7)	101
Unrealized appreciation (depreciation)	(2)	(12)	(4,786)	(21)	(46)	(172)	26
Net increase (decrease) in net assets from operations	2	(378)	(3,601)	74	39	(172)	149
Contract Transactions:
Payments received from contract owners	39	51	1,343	18	22	642	158
Transfers between sub-accounts and the fixed account, net	335	(466)	975	464	398	191	(86)
Contract benefits	(1)	(10)	(10)	(3)	(1)	(65)	(26)
Contract terminations	(2)	(106)	(258)	(40)	(31)	(128)	(20)
Contract maintenance charges	0	0	0	0	0	0	0
Other transfers (to) from EFILI, net	1	1	0	(1)	0	24	1
Net increase (decrease) in net assets from contract transactions	372	(530)	2,050	438	388	664	27
Total increase (decrease) in net assets	374	(908)	(1,551)	512	427	492	176
Net Assets:
Beginning of period	0	4,070	5,621	722	295	1,895	1,719
End of period	$ 374	$ 3,162	$ 4,070	$ 1,234	$ 722	$ 2,387	$ 1,895
Units Issued, Transferred and Redeemed:
Beginning balance	0	460	383	68	31	144	144
Units issued	4	6	103	2	2	52	13
Units transferred	34	(67)	7	41	38	16	(8)
Units redeemed	0	(14)	(33)	(4)	(3)	(15)	(5)
Ending balance	38	385	460	107	68	197	144

** For the period July 30, 2001 (commencement of operations) through December 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Empire Fidelity Investments Variable Annuity Account A
Statements of Changes in Net Assets - continued

For the years ended December 31, 2001 and 2000

(In thousands)	Subaccounts Investing In:
	UIF - International Magnum		PBHG - Growth II		PBHG - Small Cap Value		PBHG - Select Value
	12/31/01	12/31/00	12/31/01	12/31/00	12/31/01	12/31/00	12/31/01	12/31/00
Operations:
Net investment income (loss)	$ (3)	$ (2)	$ (124)	$ (248)	$ (182)	$ (80)	$ (130)	$ (31)
Net realized gain (loss) on investments	(38)	71	(4,904)	4,812	744	1,333	595	676
Unrealized appreciation (depreciation)	(157)	(218)	(4,660)	(14,932)	132	357	(2,354)	(147)
Net increase (decrease) in net assets from operations	(198)	(149)	(9,688)	(10,368)	694	1,610	(1,889)	498
Contract Transactions:
Payments received from contract owners	83	236	388	6,229	3,114	2,230	3,540	936
Transfers between sub-accounts and the fixed account, net	(121)	(47)	(2,228)	17,520	7,527	14,252	10,957	11,509
Contract benefits	(7)	(9)	(45)	(61)	(165)	(24)	(148)	(25)
Contract terminations	(36)	(141)	(689)	(429)	(1,322)	(361)	(1,141)	(40)
Contract maintenance charges	0	0	(2)	(1)	(2)	(1)	(2)	0
Other transfers (to) from EFILI, net	(2)	0	1	(1)	0	2	7	0
Net increase (decrease) in net assets from contract transactions	(83)	39	(2,575)	23,257	9,152	16,098	13,213	12,380
Total increase (decrease) in net assets	(281)	(110)	(12,263)	12,889	9,846	17,708	11,324	12,878
Net Assets:
Beginning of period	1,030	1,140	25,440	12,551	19,791	2,083	16,505	3,627
End of period	$ 749	$ 1,030	$ 13,177	$ 25,440	$ 29,637	$ 19,791	$ 27,829	$ 16,505
Units Issued, Transferred and Redeemed:
Beginning balance	90	86	1,437	586	1,110	158	930	239
Units issued	8	19	29	271	185	134	196	58
Units transferred	(13)	(2)	(143)	615	390	845	513	644
Units redeemed	(4)	(13)	(63)	(35)	(104)	(27)	(84)	(11)
Ending balance	81	90	1,260	1,437	1,581	1,110	1,555	930
	Subaccounts Investing In:
	PBHG - Technology & Communications		PBHG - Select 20		SVIF - Mid Cap Growth Fund II		SVIF - Opportunity Fund II
	12/31/01	12/31/00	12/31/01	12/31/00	12/31/01	12/31/00	12/31/01	12/31/00
Operations:
Net investment income (loss)	$ (452)	$ (1,622)	$ (320)	$ (689)	$ (171)	$ (297)	$ (43)	$ (39)
Net realized gain (loss) on investments	(2,011)	76,842	11,104	24,138	(980)	5,422	1,607	1,473
Unrealized appreciation (depreciation)	(47,600)	(175,245)	(31,805)	(45,453)	(7,565)	(13,151)	(2,151)	(1,095)
Net increase (decrease) in net assets from operations	(50,063)	(100,025)	(21,021)	(22,004)	(8,716)	(8,026)	(587)	339
Contract Transactions:
Payments received from contract owners	2,079	31,468	1,218	11,892	819	7,840	822	941
Transfers between sub-accounts and the fixed account, net	(10,915)	14,783	(10,093)	2,471	(5,309)	9,265	2,819	1,567
Contract benefits	(159)	(687)	(162)	(345)	(114)	(220)	(81)	(52)
Contract terminations	(1,847)	(2,926)	(1,595)	(1,322)	(770)	(775)	(358)	(170)
Contract maintenance charges	(12)	(14)	(5)	(6)	(2)	(2)	(1)	0
Other transfers (to) from EFILI, net	4	262	3	9	3	3	5	0
Net increase (decrease) in net assets from contract transactions	(10,850)	42,886	(10,634)	12,699	(5,373)	16,111	3,206	2,286
Total increase (decrease) in net assets	(60,913)	(57,139)	(31,655)	(9,305)	(14,089)	8,085	2,619	2,625
Net Assets:
Beginning of period	98,666	155,805	62,236	71,541	30,416	22,331	8,152	5,527
End of period	$ 37,753	$ 98,666	$ 30,581	$ 62,236	$ 16,327	$ 30,416	$ 10,771	$ 8,152
Units Issued, Transferred and Redeemed:
Beginning balance	4,003	3,629	2,466	2,140	1,461	906	504	361
Units issued	125	658	64	337	51	300	54	61
Units transferred	(747)	(165)	(518)	50	(310)	310	170	105
Units redeemed	(142)	(119)	(98)	(61)	(60)	(55)	(31)	(23)
Ending balance	3,239	4,003	1,914	2,466	1,142	1,461	697	504
(In thousands)	Subaccounts Investing In:
	CST - Small Cap Growth		CST - International Focus		CST - Global Post-Venture Capital
	12/31/01	12/31/00	12/31/01	12/31/00	12/31/01	12/31/00
Operations:
Net investment income (loss)	$ (55)	$ (83)	$ (16)	$ (15)	$ (17)	$ (22)
Net realized gain (loss) on investments	(746)	2,842	(195)	569	(333)	810
Unrealized appreciation (depreciation)	(900)	(6,266)	(251)	(1,338)	(523)	(1,545)
Net increase (decrease) in net assets from operations	(1,701)	(3,507)	(462)	(784)	(873)	(757)
Contract Transactions:
Payments received from contract owners	349	2,801	157	1,251	181	782
Transfers between sub-accounts and the fixed account, net	(1,536)	6,024	(462)	54	(640)	2,151
Contract benefits	(53)	(21)	(4)	(3)	(14)	(9)
Contract terminations	(272)	(117)	(165)	(115)	(55)	(56)
Contract maintenance charges	(1)	0	0	0	0	0
Other transfers (to) from EFILI, net	(3)	7	1	0	0	(2)
Net increase (decrease) in net assets from contract transactions	(1,516)	8,694	(473)	1,187	(528)	2,866
Total increase (decrease) in net assets	(3,217)	5,187	(935)	403	(1,401)	2,109
Net Assets:
Beginning of period	9,481	4,294	2,361	1,958	3,009	900
End of period	$ 6,264	$ 9,481	$ 1,426	$ 2,361	$ 1,608	$ 3,009
Units Issued, Transferred and Redeemed:
Beginning balance	709	261	204	124	213	51
Units issued	32	163	16	83	15	45
Units transferred	(146)	303	(42)	7	(61)	123
Units redeemed	(33)	(18)	(18)	(10)	(6)	(6)
Ending balance	562	709	160	204	161	213

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

Empire Fidelity Investments Variable Annuity Account A
of
Empire Fidelity Investments Life Insurance Company

1. Organization

Empire Fidelity Investments Variable Annuity Account A (the "Account"), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established by Empire Fidelity Investments Life Insurance Company (EFILI), a wholly-owned subsidiary of Fidelity Investments Life Insurance Company which is a wholly-owned subsidiary of FMR Corp, on July 15, 1991 and exists in accordance with the regulations of the State of New York Insurance Department. The Account is a funding vehicle for individual Retirement Reserves and Income Advantage variable annuity contracts. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from other assets and liabilities of EFILI. The Account cannot be charged with liabilities arising out of any other business of EFILI.

A contractholder may allocate funds into subaccounts that invest in certain portfolios of the following mutual funds: Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), Variable Insurance Products Fund III (VIP III), Variable Insurance Products Fund IV (VIP IV), The Universal Institutional Funds (UIF), PBHG Insurance Series Funds (PBHG), Strong Variable Insurance Funds (SVIF) and Credit Suisse Trust (CST). In addition, a contract-holder may also allocate funds to the Fixed Account, which is part of EFILI's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and EFILI's general account has not been registered as an investment company under the Investment Company Act of 1940.

In 2001, EFILI added seven new portfolios to the Account: VIP IV - Consumer Industries, VIP IV - Cyclical Industries, VIP IV - Financial Services, VIP IV - Healthcare, VIP IV - Natural Resources, VIP IV - Technology, and VIP IV - Telecommunications and Growth. In 2000, EFILI added one new portfolio, VIP III - Mid Cap.

During 2001, the "Morgan Stanley Dean Witter Universal Funds" name was changed to "The Universal Institutional Funds" and the "Warburg Pincus Trust" name was changed to "Credit Suisse Trust". Also, the "UIF - Global Equity" name was changed to "UIF - Global Value Equity", the "CST - International Equity" name was changed to "CST - International Focus", and the "CST - Small Company Growth" name was changed to "CST - Small Cap Growth".

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Account in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Investments are made by the sub-accounts in their corresponding mutual fund portfolios and are valued at the reported net asset values of such portfolios. Investment transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses include gains and losses on the sales of investments (computed on the basis of the identified cost of the investment sold) and capital gain distributions from the mutual funds.

Annuity Reserves

Annuity reserves are computed for contracts in the payout stage according to the 1983 Individual Annuitant Mortality Table. The assumed investment return is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 3.5% to 5%, as regulated by the laws of the State of New York. The mortality risk is fully borne by EFILI and may result in additional amounts being transferred into the Account by EFILI.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of EFILI, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code").

Under the current provisions of the Code, EFILI does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. EFILI incurs federal income taxes on the difference between the financial statement carrying value of reserves for contracts in the income stage and those reserves held for federal income tax purposes. The tax effect of this temporary difference is expected to be recovered by EFILI. As such, no charge is being made currently to the Account for federal income taxes. EFILI will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Estimates

The preparation of the statements of assets and liabilities and the statements of operations and of changes in net assets in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Reclassifications

Certain prior year balances have been reclassified to conform with the current year presentation.

New Accounting Pronouncement

A revised American Institute of Certified Public Accountants Audit and Accounting Guide, "Audits of Investments Companies," is effective for fiscal years beginning after December 15, 2000. The adoption of the new requirements of the guide did not have a material impact on the results of operations or financial position of the Account.

3. Expenses

EFILI deducts a daily charge from the net assets of the Account equivalent to an effective annual rate of 0.75% for the assumption of mortality and expense risks. EFILI deducts a daily administrative charge from the net assets of the Account equivalent to an effective annual rate of 0.25% for Income Advantage contracts and 0.05% for Retirement Reserves contracts. EFILI also deducts an annual maintenance charge of $30 from the Retirement Reserves contract value. The maintenance charge, which is recorded as a contract transaction in the accompanying statement of changes in net assets, is waived on certain contracts.

EFILI offers Retirement Reserves contract holders the opportunity to elect a death benefit rider. If elected, EFILI deducts a quarterly charge of 0.05% of the contract value on the date of the quarterly charge. There will be no charges made once the annuitant reaches their 85th birthday.

Each of the seven portfolios of VIP IV imposes a 1.0% redemption fee for interests held for less than 60 days. EFILI collects these fees on behalf of VIP IV, but the fees are retained by the portfolios, not by EFILI, and are part of the portfolios' assets.

4. Affiliated Company Transactions

The contracts are distributed through Fidelity Brokerage Services LLC (FBS), Fidelity Insurance Agency, Inc. (FIA), and Fidelity Investments Institutional Services Company, Inc. (FIIS), all of which are affiliated with FMR Corp. FBS, FIA, and FIIS are the distributors and FBS is the principal underwriter of the contracts. Fidelity Investments Institutional Operations Company, Inc., an affiliate of FMR Corp., is the transfer and shareholder servicing agent for the VIP, VIP II, VIP III and VIP IV portfolios.

Management fees are paid by certain funds to Fidelity Management & Research Company, an affiliate of FMR Corp., in its capacity as advisor to the VIP, VIP II, VIP III and VIP IV mutual fund portfolios. The total management fees, as a percentage of a fund's average net assets, for the year ended December 31, 2001 were 0.18% to 0.73% depending on the fund.

Annual Report

5. Investments

The following table shows aggregate cost of shares purchased and proceeds from sales of each portfolio for the period ended December 31, 2001:

	Purchases (000s)	Sales (000s)
VIP - Money Market	$ 224,945	$ 195,918
VIP - High Income	14,607	12,707
VIP - Equity-Income	24,453	13,059
VIP - Growth	22,628	30,281
VIP - Overseas	23,587	24,600
VIP II - Investment Grade Bond	68,726	21,103
VIP II - Asset Manager	11,526	9,544
VIP II - Index 500	22,264	24,216
VIP II - Asset Manager: Growth	4,538	5,810
VIP II - Contrafund	12,026	22,305
VIP III - Balanced	5,312	2,347
VIP III - Growth & Income	7,903	6,986
VIP III - Growth Opportunities	1,088	3,323
VIP III - Mid Cap	15,421	15,504
VIP IV - Consumer Industries*	494	124
VIP IV - Cyclical Industries*	483	56
VIP IV - Financial Services*	2,738	411
VIP IV - Health Care*	15,502	10,218
VIP IV - Natural Resouces*	875	211
VIP IV - Technology*	3,802	249
VIP IV - Telecommunications & Utilities Growth*	585	68
UIF - Emerging Markets Equity	8,270	8,830
UIF - Emerging Markets Debt	1,205	675
UIF - Global Equity	1,529	880
UIF - International Magnum	242	328
PBHG - Growth II	14,859	17,559
PBHG - Small Cap Value	20,202	10,755
PBHG - Select Value	50,805	37,485
PBHG - Technology & Communications	55,151	45,343
PBHG - Select 20	14,714	15,621
SVIF - Mid Cap Growth Fund II	2,355	7,899
SVIF - Opportunity Fund II	6,816	2,052
CST - Small Cap Growth	1,912	3,483
CST - International Focus	13,094	13,583
CST - Global Post-Venture Capital	4,625	5,170

* For the period July 30, 2001 (commencement of operations) through December 31, 2001.

Annual Report

Notes to Financial Statements - continued

5. Investments - continued

The following table shows the number of shares owned, aggregate cost, and net asset value per share of each portfolio at December 31, 2001:

	Number of Shares (000s)	Aggregate Cost (000s)	Net Asset Value Per Share
VIP - Money Market	154,219	$ 154,219	$ 1.00
VIP - High Income	1,872	22,015	6.41
VIP - Equity-Income	5,559	124,187	22.75
VIP - Growth	4,144	175,371	33.61
VIP - Overseas	1,332	29,737	13.88
VIP II - Investment Grade Bond	5,589	71,225	12.92
VIP II - Asset Manager	5,261	84,369	14.51
VIP II - Index 500	696	97,554	130.07
VIP II - Asset Manager: Growth	1,799	28,511	12.56
VIP II - Contrafund	6,894	143,255	20.13
VIP III - Balanced	839	12,718	13.72
VIP III - Growth & Income	3,143	48,676	13.19
VIP III - Growth Opportunities	858	17,856	15.13
VIP III - Mid Cap	2,083	40,595	19.60
VIP IV - Consumer Industries	38	376	9.73
VIP IV - Cyclical Industries	44	426	10.07
VIP IV - Financial Services	244	2,342	9.64
VIP IV - Health Care	509	5,184	10.19
VIP IV - Natural Resouces	66	652	9.68
VIP IV - Technology	391	3,602	9.42
VIP IV - Telecommunications & Utilities Growth	59	520	8.60
UIF - Emerging Markets Equity	477	6,731	6.63
UIF - Emerging Markets Debt	178	1,380	6.94
UIF - Global Value Equity	195	2,567	12.13
UIF - International Magnum	79	1,010	9.46
PBHG - Growth II	1,172	29,924	11.24
PBHG - Small Cap Value	1,596	28,938	18.57
PBHG - Select Value	1,718	30,260	16.20
PBHG - Technology & Communications	11,581	189,453	3.26
PBHG - Select 20	3,271	73,793	9.35
SVIF - Mid Cap Growth Fund II	997	31,562	16.38
SVIF - Opportunity Fund II	554	13,313	19.45
CST - Small Cap Growth	447	12,714	14.01
CST - International Focus	171	2,785	8.34
CST - Global Post-Venture Capital	165	3,439	9.72

Annual Report

6. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for the period ended December 31, 2001:

	Units (000s)	Unit value (lowest to highest)	Net assets (000s)	Ratio of expenses to average net assets (b)	Ratio of gross investment income to average net assets (e)	Total Return (lowest to highest)
VIP - Money Market	8,115	$18.91 - $19.01	$ 154,219	0.8% - 1.0%	4.36%	3.14% - 3.35%
VIP - High Income	604	$19.78 - $19.89	11,999	0.8% - 1.0%	14.20%	(12.44%) - (12.62%)
VIP - Equity-Income	2,712	$46.41 -$46.66	126,468	0.8% - 1.0%	1.68%	(5.72%) - (5.91%)
VIP - Growth	2,394	$57.89 - $58.20	139,274	0.8% - 1.0%	0.08%	(18.31%) - (18.48%)
VIP - Overseas	792	$23.23 - $23.36	18,489	0.8% - 1.0%	5.49%	(21.80%) - (21.96%)
VIP II - Investment Grade Bond	3,063	$23.46 - $23.59	72,205	0.8% - 1.0%	2.89%	7.37% - 7.59%
VIP II - Asset Manager	2,700	$28.13 - $28.28	76,330	0.8% - 1.0%	4.15%	(4.86%) - (5.05%)
VIP II - Index 500	3,054	$29.48 - $29.64	90,484	0.8% - 1.0%	1.13%	(12.81%) - (12.99%)
VIP II - Asset Manager: Growth	1,184	$18.99 - $19.09	22,591	0.8% - 1.0%	2.92%	(8.14%) - (8.32%)
VIP II - Contrafund	5,291	$26.10 - $26.24	138,779	0.8% - 1.0%	0.79%	(12.95%) - (13.13%)
VIP III - Balanced	857	$13.37 - $13.44	11,513	0.8% - 1.0%	3.20%	(2.37%) - (2.57%)
VIP III - Growth & Income	2,716	$15.19 - $15.27	41,456	0.8% - 1.0%	1.32%	(9.48%) - (9.66%)
VIP III - Growth Opportunities	1,152	$11.22 - $11.28	12,987	0.8% - 1.0%	0.38%	(15.11%) - (15.28%)
VIP III - Mid Cap	3,794	$10.73 - $10.76	40,822	0.8% - 1.0%	-	(3.99%) - (4.18%)
VIP IV - Consumer Industries	38	$9.78 - $9.79	374	0.8% - 1.0% (c)(d)	-	(2.15%) - (2.23%) (a)
VIP IV - Cyclical Industries	44	$10.11 - $10.12	447	0.8% - 1.0% (c)(d)	-	1.08% - 1.17% (a)
VIP IV - Financial Services	242	$9.74	2,356	0.8% - 1.0% (c)(d)	0.41%	(2.56%) - (2.64%) (a)
VIP IV - Health Care	510	$10.16 - $10.17	5,182	0.8% - 1.0% (c)(d)	-	1.56% - 1.65% (a)
VIP IV - Natural Resources	68	$9.37 - $9.38	637	0.8% - 1.0% (c)(d)	0.20%	(6.24%) - (6.32%) (a)
VIP IV - Technology	389	$9.46	3,683	0.8% - 1.0% (c)(d)	-	(5.36%) - (5.44%) (a)
VIP IV - Telecom & Utilities Growth	58	$8.68	504	0.8% - 1.0% (c)(d)	0.23%	(13.15%) - (13.22%) (a)
UIF - Emerging Markets Equity	385	$8.17 - $8.21	3,162	0.8% - 1.0%	-	(7.24%) - (7.43%)
UIF - Emerging Markets Debt	107	$11.47 - $11.53	1,234	0.8% - 1.0%	10.25%	8.99% - 9.21%
UIF - Global Value Equity	197	$12.09 - $12.15	2,387	0.8% - 1.0%	1.17%	(7.79%) - (7.98%)
UIF - International Magnum	81	$9.15 - $9.20	749	0.8% - 1.0%	0.42%	(19.94%) - (20.10%)
PBHG - Growth II	1,260	$10.40 - $10.46	13,177	0.8% - 1.0%	-	(40.95%) - (41.07%)
PBHG - Small Cap Value	1,581	$18.66 - $18.76	29,637	0.8% - 1.0%	0.11%	5.00% - 5.21%
PBHG - Select Value	1,555	$17.82 - $17.91	27,829	0.8% - 1.0%	0.29%	0.70% - 0.90%
PBHG - Tech & Comm	3,239	$11.60 - $11.66	37,753	0.8% - 1.0%	-	(52.70%) - (52.80%)
PBHG - Select 20	1,914	$15.90 - $15.98	30,581	0.8% - 1.0%	-	(36.68%) - (36.81%)
SVIF - Mid Cap Growth Fund II	1,142	$14.22 - $14.30	16,327	0.8% - 1.0%	-	(31.33%) - (31.47%)
SVIF - Opportunity Fund II	697	$15.37 - $15.45	10,771	0.8% - 1.0%	0.41%	(4.48%) - (4.67%)
CST - Small Cap Growth	562	$11.09 - $11.15	6,264	0.8% - 1.0%	-	(16.69%) - (16.85%)
CST - International Focus	160	$8.87 - $8.91	1,426	0.8% - 1.0%	-	(22.90%) - (23.06%)
CST - Global Post-Venture Capital	161	$9.95 - $10.00	1,608	0.8% - 1.0%	-	(29.21%) - (29.35%)

(a) These portfolios commenced operations on July 30, 2001. Performance not annualized for periods less than a year.

(b) For the year ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to contractholder accounts through the redemption of units.

(c) These portfolios impose a 1.0% short-term redemption fee on interests held in the corresponding subaccount less than 60 days.

(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(e) Recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying investment companies in which the Account invests. Average net assets were calculated using the beginning and end of year net assets.

Annual Report

Report of Independent Accountants

To the Board of Directors of Empire Fidelity Investments Life Insurance Company and the Contractholders of
Empire Fidelity Investments Variable Annuity Account A of Empire Fidelity Investments Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts constituting the Empire Fidelity Investments Variable Annuity Account A of Empire Fidelity Investments Life Insurance Company at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Empire Fidelity Investments Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2002

Annual Report

Annual Report

(fidelity_logo)(Empire_Fidelity_Investments_Life_insurance_Company)(registered trademark)

Retirement Reserves and Income Advantage are issued by Empire Fidelity Investments Life Insurance Company. N.Y., N.Y.

Fidelity Brokerage Services LLC, member NYSE, SIPC, Fidelity Insurance Agency, Inc., and Fidelity Investments Institutional Services Company, Inc.
are the distributors.

82 Devonshire Street, Boston, MA 02109

N.EVA/EFIA-ANN-0202
1.540222.104

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

a) Financial Statements included in Part B

The following financial statements of Empire Fidelity Investments Life Insurance Company are filed in Part B. There are no financial statements included in Part A, other than Accumulation Unit Values.

Statement of Assets and Liabilities for Empire Fidelity Investments Variable Annuity Account A as of December 31, 2001.

Statements of Operations and Changes in Net Assets for Empire Fidelity Investments Variable Annuity Account A for Years ended December 31, 2001 and 2000.

Report of PricewaterhouseCoopers LLP on the Financial Statements of Empire Fidelity Investments Variable Annuity Account A.

Balance Sheets of Empire Fidelity Investments Life Insurance Company as of December 31, 2001 and 2000.

Statements of Income for Empire Fidelity Investments Life Insurance Company for the Years Ended December 31, 2001 and 2000.

Statements of Changes in Stockholder's Equity for Empire Fidelity Investments Life Insurance Company for the Years Ended December 31, 2001 and 2000.

Statements of Cash Flows for Empire Fidelity Investments Life Insurance Company for the Years Ended December 31, 2001 and 2000.

Notes to Financial Statements of Empire Fidelity Investments Life Insurance Company.

Report of PricewaterhouseCoopers LLP on Financial Statements of Empire Fidelity Investments Life Insurance Company.

b) Exhibits

(1) Resolution of Board of Directors of Empire Fidelity Investments Life Insurance Company establishing the Empire Fidelity Investments Variable Annuity Account A. (Note 1).

(2) Not Applicable.

(3) (a) Distribution Agreement between Empire Fidelity Investments Life and Fidelity Brokerage Services, Inc. (Note 1).

(4) (a) Specimen Variable Annuity Contract. (Note 4)

(c) Endorsement for Qualified Contracts. (Note 4)

(5) (a) Application for Variable Annuity Contract. (Note 4)

(6) (a) Charter of Empire Fidelity Investments Life. (Note 1)

(b) Amended Bylaws of Empire Fidelity Investments Life. (Note 6)

(7) Not applicable.

(8) (a) Service Agreement between Empire Fidelity

Investments Life and Fidelity Investments Life. (Note 1)

(b) Service Agreement between Empire Fidelity

Investments Life and Fidelity Investments

Corporate Services. (Note 1)

(9) Opinion and consent of David J. Pearlman, as to the legality of securities being issued. (Note 2)

(10) Not Applicable

(11) Not Applicable

(12) Not Applicable

(13) Not Applicable

(14) (a) Form of Participation Agreement Between Empire Fidelity

Investments Life, Fidelity Distributors Corporation and Variable

Insurance Products Fund (Note 1)

(b) Form of Participation Agreement Between Empire Fidelity

Investments Life, Fidelity Distributors Corporation and Variable

Insurance Products Fund II (Note 1)

(c) Form of Participation Agreement Between Empire Fidelity

Investments Life, Fidelity Distributors Corporation and Variable

Insurance Products Fund III (Note 7)

(d) Form of Participation Agreement Between Empire Fidelity

Investments Life, Fidelity Distributors Corporation and Variable

Insurance Products Fund IV (Note 7)

(e) Form of Participation Agreement between Empire Fidelity Investments Life and Strong Variable Insurance Funds, Inc. on behalf of the Portfolios, and Strong Opportunity Fund II, Inc., Strong Capital Management, Inc. (the "Adviser"), (Note 4)

(f) Form of Participation Agreement between Empire Fidelity Investments Life and PBHG INSURANCE SERIES FUND, INC. ("FUND"), and PILGRIM BAXTER & ASSOCIATES, LTD. ("ADVISER"). (Note 4)

(g) Form of Participation Agreement between Empire Fidelity Investments Life and MORGAN STANLEY UNIVERSAL FUNDS, INC. (the "Fund"), and MORGAN STANLEY ASSET MANAGEMENT INC. and MILLER ANDERSON & SHERRERD, LLP (the "Advisers"). (Note 4)

(h) Form of Participation Agreement between Empire Fidelity Investments Life and
Warburg, Pincus Trust, (the "Fund"); Warburg, Pincus Counsellors, Inc. (the "Adviser"); and Counsellors Securities Inc. (Note 4)

(15) (a) Powers of Attorney (Note 3)

Power of Attorney for Lena G. Goldberg (Note 4)

Powers of Attorney for Stephen P. Jonas and Allan Brandon (Note 5)

Power of Attorney for Richard A. Spillane, Jr. (Note 8)

(Note 1) Incorporated by reference from original registration statement filed on Form N-4 on April 24, 1997, Reg. No. 33-42376, on behalf of Empire Fidelity Investments Variable Annuity Account A.

(Note 2) Filed herein

(Note 3) Incorporated by reference from Post-Effective Amendment No. 3 to Registration Statement on Form N-4, Reg. No. 33-54924, on behalf of Empire Fidelity Investments Variable Annuity Account A.

(Note 4) Incorporated by reference from Post-Effective Amendment No. 6 to Registration Statement No. 33-42376, filed on August 29, 1997, on behalf of Empire Fidelity Investments Variable Annuity Account A.

(Note 5) Incorporated herein by reference from Post-Effective Amendment No. 8 to this Registration Statement filed on January 19, 1999.

(Note 6) Filed herein.

(Note 7) Filed herein.

(Note 8) Incorporated by reference from Post-Effective Amendment No. to Registration Statement No. 33-54924, filed on April 24, 2001, on behalf of Empire Fidelity Investments Variable Annuity Account A.

Item 25. Directors and Officers of the Depositor

The directors and officers of Empire Fidelity Investments Life are as follows:

Directors of Empire Fidelity Investments Life

RICHARD A. SPILLANE, JR., Director
JAMES C. CURVEY, Director
LENA G. GOLDBERG, Director
JOHN J. REMONDI, Director
RODNEY R. ROHDA, Director and Chairman
ALLAN BRANDON, Director
DAVID C. WEINSTEIN, Director
STEPHEN P. JONAS, Director
ROY BALLENTINE, Director
PETER JOHANNSEN, Director
MALCOLM MACKAY, Director
FLOYD L. SMITH, Director
ALBERT FRANCKE, Director

The addresses of Roy Ballentine, Joshua Berman, Peter Johannsen, Malcolm MacKay and Floyd L. Smith are 11 Depot Street, P.O.Box 1860, Wolfboro, New Hampshire 03894; 919 Third Avenue, New York, New York 10022; One Post Office Square, Boston, Massachusetts 02109, and 4 Peter Cooper Road, #9G, New York, New York 10010 respectively. The principal business address of Allan Brandon is One World Financial Center, 200 Liberty Street, Tower A, New York, New York 10281. The principal business address of each of the other above persons is 82 Devonshire Street, Boston, Massachusetts 02109.

Executive Officers Who Are not Directors

MELANIE A. CALZETTI-SPAHR, President

DAVID J. PEARLMAN, Vice President, Secretary and General Counsel

JOSEPH F. HOPE III, Treasurer

The principal business address of Melanie Calzetti-Spahr, David J. Pearlman, and Joseph F. Hope is 82 Devonshire Street, Boston, Massachusetts 02109.

Item 26. Persons Controlled By or Under Common control with the Depositor or Registrant.

See Exhibit 26 of the original registration statement filed on Form N-4 on August 17, 1991, Reg. No. 33-42376, on behalf of Empire Fidelity Investments Variable Annuity Account A.

Item 27. Number of Contract Owners.

As of December 31, 2001 there were 509 Qualified Contracts and 162 Non-qualified Contracts outstanding.

Item 28. Indemnification.

FMR Corp. and its subsidiaries own directors' and officers' liability reimbursement contracts (the "Policies"), issued by National Union Fire Insurance Company, that provides coverage for "Loss" (as defined in the Policies) arising from any claim or claims by reason of any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by a person while he or she is acting in his or her capacity as a director or officer. The coverage is provided to these insureds, including Empire Fidelity Investments Life, to the extent required or permitted by applicable law, common or statutory, or under their respective charters or by-laws, to indemnify directors or officers for Loss arising from the above-described matters. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified, subject to relevant contract exclusions. Loss is essentially the legal liability on claims against a director or officer, including damages, judgements, settlements, costs, charges and expenses (excluding salaries of officers or employees) incurred in the defense of actions, suits or proceedings and appeals therefrom.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as a result of (1) fines or penalties imposed by law or other matters that may be deemed uninsurable under the law pursuant to which Policy is construed, (2) claims brought about or contributed to by the fraudulent, dishonest, or criminal acts of a director or officer, (3) any claim made against the directors or officers for violation of any of the responsibilities, obligations, or duties imposed by the Employee Retirement Income Security Act of 1974 or amendments thereto, (4) professional errors or omission.

A $100 million limit (policy aggregate limit) and a $500,000 deductible apply to Loss for which the directors and officers are indemnified by Empire Fidelity Investments Life. A $10 million limit (policy aggregate limit) and a $0 deductible apply to Loss for which the directors and officers are not indemnified by Empire Fidelity Investments Life.

New York law (N.Y. Bus. Corp. 722) provides, in part, that a corporation may indemnify a director, officer, employee or agent against liability if he acted in good faith and in a manner he reasonably believed to be in the best interests of the corporation and, in respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The text of Article VI of Empire Fidelity Investment Life's By-Laws, which relates to indemnification of the directors and officers, is as follows:

Section 6.1. Indemnification of Directors, Officers, Employees and Agents. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action or suit by or in the right of the Corporation to procure a judgement in its favor) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified to the extent permitted by the laws of the State of New York, against expenses (including attorney's fees), judgements, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the defense of settlement of such action, suit or proceeding. The indemnification expressly provided by statute in a specific case shall not be deemed entitled under any lawful agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

The Board of Directors may purchase and maintain insurance on behalf on any person who is or was a director, officer, employee of agent of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture or trust or other enterprise against any liability incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person in connection with the securities being registered), the Registrant will, unless in the opinion of is counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its against is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

(a) Fidelity Brokerage Services LLC acts as distributor for other variable life and variable annuity contracts registered by separate accounts of EFILI, Fidelity Investments Life Insurance Company, Monarch Life Insurance Company, and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).

(b) The address for each person named below is 82 Devonshire Street, Boston, Massachusetts 02109.

Name and Principal	Positions and Offices with Underwriter
Kevin J. Kelly	Director
Gail McGovern	Director
Leonard Stecklow	Director
Jeffrey S. Wallace	Chief Financial Officer
Gail McGovern	President
Tracey E. Curvey	Executive Vice President, On-Line Brokerage
David F. Denison	Executive Vice President
Edward L. McCartney	Executive Vice President, Telephone Sales and Operations
Leonard Stecklow	Executive Vice President
Stephen J. Phillips	Senior Vice President
Thomas Cmejla	Vice President, Real Estate
Dean E. Loveridge	Vice President, Risk Operations
Roger T. Servison	Vice President, Electronic Access Membership
Jeffrey S. Wallace	Vice President Finance
Mark Katzelnick	Treasurer
J. Gregory Wass	Assistant Treasurer
Jeffrey R. Larsen	Secretary
Jay Freedman	Assistant Secretary
Richelle S. Kennedy	Assistant Secretary
Jeffrey R. Larsen	General Counsel
Joseph T. Castro	Compliance Officer
Erica Vaters	Compliance Registered Options Principal

(c) Commissions and other compensation was received by the principal underwriter.

No compensation was received by the principal underwriter from the registrant or depositor during the registrant's or depositor's last fiscal year.

Item 30. Location of Accounts and Records

The records regarding the Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained at Empire Fidelity Investments Life Insurance Company at One World Financial Center New York, New York 10281.

Item 31. Management Services

The contracts for management-related services between (a) Fidelity Investments Life and Empire Fidelity Investments Life is summarized in Part B. Payments under these contracts for 2001, 2000, and 1999 were $1,228,680, $924,000, and $710,000 respectively.

Item 32. Undertakings

(a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in a prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Registrant represents that it meets the definition of a "separate account" under the federal securities laws.

(e) Empire Fidelity Investment Life Insurance Company hereby represents that the aggregate charges under the variable annuity policy ("the contract") offered by Empire Fidelity Investments Life Insurance Company are reasonable in relation to services rendered, the expenses expected to be incurred, and the risks assumed by Empire Fidelity Investments Life Insurance Company

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Empire Fidelity Investments Variable Annuity Account A, certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf in the city of Boston and the Commonwealth of Massachusetts, on this 26th day of April, 2002.

EMPIRE FIDELITY INVESTMENTS VARIABLE ANNUITY ACCOUNT A

(Registrant)

By: EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(Depositor)

By:	/s/ Rodney R. Rohda_	Attest:	/s/ David J. Pearlman_
	Rodney R. Rohda,		David J. Pearlman,
	Chairman and Chief Executive Officer		Secretary

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on this 26th day of April, 2002.

Signature	Title
/s/ Rodney R. Rohda	Chairman and Director
Rodney R. Rohda	(Chief Executive Officer)

/s/ Joseph F. Hope III
Joseph F. Hope III	Treasurer

________________		)
Albert Francke	Director	)
)
_____________________		)
Richard A. Spillane, Jr.	Director	)
)
__________________		)
James C. Curvey	Director	)
) By:__/s/ David J. Pearlman
) David J. Pearlman
__________________		) (Attorney-in-Fact)
John J. Remondi	Director	)
)
___________________		)
Lena G. Goldberg	Director	)
)
_____________________		)
Roy C. Ballentine	Director	)
)
_____________________		)
Peter G. Johannsen	Director	)
_________________		)
Stephen P. Jonas	Director	)
)
_________________		)
Malcolm MacKay	Director	)
) By: __/s/ David J. Pearlman_
___________________		) David J. Pearlman
Allan Brandon	Director	) (Attorney-in-Fact)
)
___________________		)
Floyd L. Smith	Director	)
)
___________________		)
David Weinstein	Director	)

EXHIBIT INDEX

Exhibit

(9)		Opinion and consent of David J. Pearlman, as to the legality of securities being issued.
(10)	(a)	Consent of PricewaterhouseCoopers LLP